                                        DRESDNER RCM GLOBAL FUNDS
                                        SEMI-ANNUAL REPORT


                       JUNE 30, 2000    Own the World


Domestic Funds

DRESDNER RCM LARGE CAP GROWTH FUND

DRESDNER RCM TAX MANAGED GROWTH FUND

DRESDNER RCM BIOTECHNOLOGY FUND

DRESDNER RCM BALANCED FUND


Global Funds

DRESDNER RCM GLOBAL SMALL CAP FUND

DRESDNER RCM GLOBAL TECHNOLOGY FUND

DRESDNER RCM GLOBAL HEALTH CARE FUND

DRESDNER RCM GLOBAL EQUITY FUND

DRESDNER RCM STRATEGIC INCOME FUND


International Funds

DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND

DRESDNER RCM EMERGING MARKETS FUND

DRESDNER RCM EUROPE FUND



                               [GRAPHIC]



                                            [LOGO] DRESDNER RCM GLOBAL FUNDS

 Dresdner RCM Global Funds
 TABLE OF CONTENTS

Shareholder's Letter                                            1

Performance and Portfolios of Investments:

    Dresdner RCM Large Cap Growth Fund                          2

    Dresdner RCM Biotechnology Fund                            10

    Dresdner RCM Tax Managed Growth Fund                       16

    Dresdner RCM Global Small Cap Fund                         22

    Dresdner RCM Global Technology Fund                        31

    Dresdner RCM Global Health Care Fund                       37

    Dresdner RCM International Growth Equity Fund              43

    Dresdner RCM Emerging Markets Fund                         52

    Dresdner RCM Europe Fund                                   59

    Dresdner RCM Global Equity Fund                            67

    Dresdner RCM Strategic Income Fund                         75

    Dresdner RCM Balanced Fund                                 81

Statements of:

    Assets and Liabilities                                     92

    Operations                                                 94

    Changes in Net Assets                                      96

Financial Highlights                                          104

Notes to Financial Highlights                                 110

Notes to Financial Statements                                 111

August 20, 2000

Dear Shareholder:

        We are pleased to present the Dresdner RCM Global Funds' Semi-Annual Shareholder Report for the six months ended June 30, 2000.

        Technology was the major story once again during the first half of 2000, although the results were much more volatile than in past years. The first 10 weeks of the year marked a continuation of 1999, in which the fastest-growing, highest-priced companies led the market upwards. The next 10 weeks, however, were extremely difficult, as investors became concerned about high valuations in the midst of aggressive Federal Reserve Board action to slow the U.S. economy.

        By late May, indications of an economic slowdown calmed the markets, and most technology companies -- particularly profitable ones -- returned to positive territory. Indeed, a major theme on Wall Street was investor approval of companies that could exceed earnings expectations. An exception was biotechnology, where stock prices once again performed extremely well without profits. In that case, a major factor was the groundbreaking announcement in human gene research that improved the future prospects of most biotech research companies working on the next generation of medications.

        Although biotechnology and the rest of health care posted very good results, the overall performance of the U.S. stock market was lackluster, with the Standard & Poor's 500 posting a -1% return. International stock markets were also weak, as the global interest rate climate remained bearish. Most fixed-income markets were under pressure from rising interest rates, with the notable exception of U.S. Treasury securities. These rallied after the government announced an aggressive buyback program made possible by the federal budget surplus.

        It is likely that the second half of 2000 will be a better period for bonds, as interest rates appear to be declining as the U.S. economy slows. However, the stock market's performance in the second half of the year depends in large measure on the Fed's ability to engineer a soft landing for the economy. Regardless of the macroeconomic environment, Dresdner RCM will continue to focus on a bottom-up approach to stock selection.

        In identifying possible investments, Dresdner RCM, in cooperation with its worldwide affiliates, draws on the expertise of nearly 200 investment professionals, primarily securities analysts and portfolio managers. In addition to having traditional finance credentials, many also have advanced degrees or industry experience in the areas of the market that they cover, such as engineering or medicine. The Funds also draw information from Grassroots Research-SM-, a unique adjunct to traditional research efforts, which uncovers and confirms marketplace demand for key products and services.

        Inside this report, you will find discussions of each mutual fund managed by Dresdner RCM Global Investors. The portfolio managers review, in detail, relevant market conditions, factors affecting the portfolios' performance, investment strategies employed in response to the first half of the year's economic and market conditions, and the outlook for the remainder of 2000. Each report also includes performance summaries, lists of holdings and portfolio weightings as of June 30, 2000.

        Despite the challenge of a difficult market environment, we are proud of the performance of the Dresdner RCM Global Funds for the past six months, and thank you for your continued support. If you would like more information on a specific fund, or if you have any questions about the material in this report, please call 1-800-726-7240, or visit www.DRCMFunds.com.

Sincerely,

/s/ DeWitt F. Bowman                                /s/ Theodore J. Coburn
DeWitt F. Bowman
Chairman                                            Theodore J. Coburn
Dresdner RCM Global Funds, Inc.                     Chairman
Dresdner RCM Capital Funds, Inc.                    Dresdner RCM Investment Funds Inc.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        The ongoing threat of inflation, the Federal Reserve Bank's continued tightening of monetary policy and extreme volatility in the stock market created a somewhat negative backdrop for the Dresdner RCM Large Cap Growth Fund during the first two quarters of 2000. Despite the difficult period for stocks, the Fund posted total returns of 3.72% and 3.47% for Class I and Class N shares, respectively for the six month period ended June 30, 2000, substantially outperforming the S&P 500 Index that declined 0.42%.

MARKET REVIEW

        With the economy still roaring, the stock market began the year strongly. Real growth, as represented by the Gross Domestic Product (GDP), was a torrid 5.4% for the first quarter. Cognizant of the continued acceleration of the economy and growing inflation numbers, the Fed increased rates for the fifth and sixth time within a year, in hopes of bringing the economy down to a "soft landing." The last increase in May brought the federal funds rate to 6.50%.

        The heated investment debate between the Dow Jones old economy stocks and the new economy stocks of the Nasdaq continued through March, with investors vacillating from one to the other. As a result, the Nasdaq experienced four corrections of 10% or more. In April and May, the tech-heavy Nasdaq saw a large downdraft and dropped nearly 40% from its high. It appeared that the more aggressive sectors of the index had risen too far and too fast, pumped up by the combination of momentum buying, margin debt and on-line trading. Many of the dot-com stocks fell 50%-70% from peak to trough. Fortunately, the damage was less severe to the broader market of the S&P 500, with the index down close to 11% from its previous high.

        Though growth stocks generally fared better during the first half of the year, value stocks did rally somewhat in March and held steady in April and May, gaining significant relative performance as growth stocks faltered. By June, signs of economic slowing began to emerge, and benign economic data gave investors hope that a soft landing might be in the future. The Fed did not raise rates in June, and with interest-rate concerns subsiding, the S&P 500 recouped much of its losses.

        The Nasdaq rebounded strongly as well, up over 20% from the bottom. Investors returned to the largest and most profitable technology companies, pushing many of the stock prices back up to old highs. Additionally, biotech stocks recovered dramatically from their lows. Dot-com stocks, however, remained under pressure, as investors questioned their valuations and longer-term viability. With the strong showing in June and notwithstanding the greater volatility, growth stocks outperformed value stocks, ending the second quarter down, though less so than value.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, continued to pursue the investment theme of technology throughout the first half of 2000. Dresdner RCM believes that the Internet will have a material impact on the way most, if not all, companies do business. They specifically choose to participate in the Internet revolution through companies that provide the infrastructure to this concept. By design, there is very little direct exposure to dot-com companies in the Fund.

        The weakness in technology that began in late March, combined with the Fund's overweight to the sector, had a negative impact on performance in the second quarter. However, moving forward, Dresdner RCM remains confident that this sector has earnings potential. Therefore, the Fund owns companies in this group that have dominant franchises and are leaders in their respective markets. These companies include Cisco, Sun Microsystems and Oracle; which all possess the quality and growth characteristics that Dresdner RCM believes are critical to creating outstanding returns.

        The Fund's overweight in biotechnology and healthcare helped drive performance, despite the volatility in the second quarter. The technology sector's roller coaster returns proved too extreme for many investors, who instead sought the stability of the pharmaceutical sector, driving the stock prices higher. A number of the Fund's holdings in the biotech sector appreciated more than 50% in May and June, overcoming the significant weakness in the previous two months.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        Earlier in the year, the Fund reduced holdings in retail stocks, moving from a slight overweight to a small underweight position, because of the anticipated effects rising interest rates would have on consumer spending. By the second quarter, retail stocks had weakened as a number of companies reported sales numbers below expectations. Moreover, as Dresdner RCM had expected, with climbing interest rates, investors sold these stocks on the expectation of decreased consumer spending.

        Grassroots-SM- Research has been following the Internet buildout for over five years, interviewing MIS and IT managers on a quarterly basis to inquire about technology spending and sentiment surrounding major vendors. Grassroots-SM- Research found that the recent downturn in opinion towards dot-coms has not affected buildout strategies. Companies are aggressively pursuing an Internet presence and e-commerce capabilities, including B2B, B2C, and infrastructure to support the new digital economy. Reasons for focusing on e-commerce and the Internet included perceived customer demand for Internet service, the ability to streamline commerce, the ability to streamline processes using B2B applications, and the fear of being left behind in the race to embrace a new technology.

OUTLOOK

        A soft landing is the best hope for the equity market, as it can provide for prolonged sales growth with eventually lower interest rates in the next year or two. In that environment, earnings can grow and price/earnings multiples can once again expand, opening the door to possibly above-average returns in the market.

        The questions that now face investors are how many more rate increases may follow and can the Fed successfully engineer another soft landing as it did in 1994 when stocks made an impressive and sustained rally? By raising interest rates and cooling interest-rate-sensitive demand such as home sales, the Fed hopes to lower inflation risk and continue the already record-breaking economic expansion.

        In this environment, Dresdner RCM remains bullish on technology and communications stocks. Even with the somewhat higher valuations and recent volatility, stocks in these sectors appear to offer outstanding long-term upside potential with growth prospects substantially higher than other sectors of the economy. Conversely, with the uncertainty in the economy and questions regarding the Fed's continuing to tighten monetary policy, Dresdner RCM plans to underweight the interest-sensitive and cyclical sectors.

        Dresdner RCM's short-term outlook for the market is cautious, as marked volatility in the stock market is expected to continue. In this scenario, investors may reevaluate their appetite for stocks similar to second-quarter's trend, and move into other asset classes. The longer term picture is much more optimistic. Although the economy is slowing, it is still strong and the prospect for corporate earnings remains positive.

 Dresdner RCM Large Cap Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96 - 6/30/00)(c)(d)(f)

          CLASS I SHARES(C)  S&P 500 INDEX(A)
12/31/96            $10,000           $10,000
1/31/97             $10,640           $10,625
2/28/97             $10,570           $10,708
3/31/97              $9,920           $10,268
4/30/97             $10,490           $10,881
5/31/97             $11,300           $11,544
6/30/97             $11,880           $12,061
7/31/97             $13,020           $13,021
8/31/97             $12,210           $12,292
9/30/97             $13,230           $12,965
10/31/97            $12,930           $12,532
11/30/97            $13,140           $13,113
12/31/97            $13,199           $13,338
1/31/98             $13,599           $13,486
2/28/98             $14,647           $14,458
3/31/98             $15,337           $15,199
4/30/98             $15,737           $15,352
5/31/98             $15,263           $15,088
6/30/98             $16,190           $15,701
7/31/98             $16,232           $15,533
8/31/98             $13,515           $13,287
9/30/98             $14,716           $14,139
10/31/98            $15,737           $15,288
11/30/98            $16,864           $16,215
12/31/98            $19,020           $17,148
1/31/99             $20,470           $17,865
2/28/99             $19,728           $17,310
3/31/99             $21,460           $18,002
4/30/99             $21,118           $18,699
5/31/99             $20,305           $18,257
6/30/99             $21,837           $19,271
7/31/99             $21,330           $18,670
8/31/99             $21,613           $18,577
9/30/99             $21,425           $18,068
10/31/99            $22,850           $19,211
11/30/99            $24,265           $19,601
12/31/99            $27,549           $20,756
1/31/00             $27,000           $19,714
2/29/00             $27,549           $19,341
3/31/00             $29,528           $21,233
4/30/00             $28,040           $20,594
5/31/00             $26,812           $20,171
6/30/00             $28,575           $20,668

PERFORMANCE(b)
JUNE 30, 2000

                                                               CUMULATIVE
                                                      SINCE      SINCE
LARGE CAP GROWTH FUND      YTD(G)  1 YEAR  3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(c)(d)                3.72%  30.85%  33.98%    34.98%     185.75%
Class N
Average Annual Total
Return(e)(f)                3.47%  30.34%  33.64%    34.64%     183.22%
S&P 500 Index(a)
Average Annual Total
Return                     -0.42%   7.25%  19.67%    23.05%     106.68%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  The Class I shares commenced operations on December 31, 1996.
(d) Returns from January 1, 1998 through December 31, 1998 reflect the deduction of Rule 12b-1 fees. On December 31, 1998, all Fund shares were redesignated as Class I shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect the deduction of Rule 12b-1 fees.
(e) Class N shares were first issued on March 2, 1999, and pay Rule 12b-1 fees. Class N returns through March 2, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $28,322 for the period from December 31, 1996 to June 30, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.
(g)  Unannualized.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                            11.5%
                    CAPITAL GOODS                              9.6%
    5,900    US     General Dynamics Corp.                           $   308,275
   22,200    US     General Electric Co.                               1,176,600
    4,100    US     Honeywell International Inc.                         138,119
   26,000    BH     Tyco International Ltd.                            1,231,750
                                                                     -----------
                                                                       2,854,744
                                                                     -----------
                    COMMERCIAL SERVICES & SUPPLIES             1.9%
    8,500    US     Enron Corp.                                          548,250
CONSUMER DISCRETIONARY SECTOR                                  7.7%
                    CONSUMER DURABLES & APPAREL                1.1%
    8,000    US     Nike Inc. (Class B)                                  318,500
                    MEDIA                                      2.7%
    5,500    US     Clear Channel Communications *                       412,500
    4,000    US     The Walt Disney Co.                                  155,250
    3,200    US     Time Warner Inc.                                     243,200
                                                                     -----------
                                                                         810,950
                                                                     -----------
                    RETAILING                                  3.9%
    3,000    US     Circuit City Stores Inc.                              99,563
    3,000    US     Costco Wholesale Corp. *                              99,000
    2,800    US     Home Depot Inc.                                      139,825
    3,700    US     Target Corp.                                         214,600
   10,300    US     Wal-Mart Stores Inc.                                 593,537
                                                                     -----------
                                                                       1,146,525
                                                                     -----------
CONSUMER STAPLES SECTOR                                        6.3%
                    FOOD & DRUG RETAILING                      0.8%
    5,300    US     Safeway Inc. *                                       239,163
                    FOOD, BEVERAGE & TOBACCO                   2.3%
    4,300    US     Anheuser-Busch Cos. Inc.                             321,156
    6,000    US     Coca Cola Co.                                        344,625
                                                                     -----------
                                                                         665,781
                                                                     -----------
                    HOUSEHOLD & PERSONAL PRODUCTS              3.2%
    4,700    US     Avon Products Inc.                                   209,150
    7,800    US     Colgate Palmolive Co.                                467,025

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    HOUSEHOLD & PERSONAL PRODUCTS
                    (CONTINUED)
    4,500    US     Gillette Co.                                     $   157,219
    2,200    US     Procter & Gamble Co.                                 125,950
                                                                     -----------
                                                                         959,344
                                                                     -----------
ENERGY SECTOR                                                  1.9%
                    ENERGY                                     1.9%
    1,400    US     Chevron Corp.                                        118,738
    6,200    US     Schlumberger Ltd.                                    462,675
                                                                     -----------
                                                                         581,413
                                                                     -----------
FINANCIAL SECTOR                                               8.4%
                    BANKS                                      4.2%
    8,000    US     Bank of New York Inc.                                372,000
    2,700    US     Chase Manhattan Corp.                                124,369
   10,800    US     Citigroup Inc.                                       650,700
    3,000    US     Wells Fargo Co.                                      116,250
                                                                     -----------
                                                                       1,263,319
                                                                     -----------
                    DIVERSIFIED FINANCIALS                     0.9%
    5,200    US     Federal National Mortgage
                    Association                                          271,375
                    INSURANCE                                  3.3%
    7,000    US     American International Group
                    Inc.                                                 822,500
    1,400    US     Marsh & McLennan Cos. Inc.                           146,212
                                                                     -----------
                                                                         968,712
                                                                     -----------
HEALTH CARE SECTOR                                            19.0%
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                             19.0%
   14,000    US     Amgen Inc. *                                         983,500
    6,700    US     Bristol-Myers Squibb Co.                             390,275
    4,300    US     Eli Lilly & Co.                                      429,462
    1,600    US     Genentech Inc. *                                     275,200
    6,300    UK     Glaxo Wellcome PLC (ADR)                             364,219
    1,300    US     Human Genome Sciences Inc. *                         173,388
    2,100    US     Johnson & Johnson                                    213,938
    4,100    US     Merck & Co. Inc.                                     314,162
    1,800    US     Millennium Pharmaceuticals
                    Inc. *                                               201,375
    6,600    US     PE Corp. - PE Biosystems Group                       434,775

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
   32,500    US     Pfizer Inc.                                      $ 1,560,000
    2,500    US     Sepracor Inc. *                                      301,562
                                                                     -----------
                                                                       5,641,856
                                                                     -----------
MATERIALS SECTOR                                               0.9%
                    MATERIALS                                  0.9%
    9,200    US     Alcoa Inc.                                           266,800
TECHNOLOGY SECTOR                                             34.8%
                    COMMUNICATIONS EQUIPMENT                  14.2%
   22,500    US     Cisco Systems Inc. *                               1,430,156
    5,600    US     JDS Uniphase Corp. *                                 671,300
    2,500    US     Lucent Technologies Inc.                             148,125
    4,000    US     Motorola Inc.                                        116,250
   18,000    FI     Nokia Oyj (ADR)                                      898,875
    7,500    CA     Nortel Networks Corp.                                511,875
    4,200    US     QUALCOMM Inc. *                                      252,000
    9,000    SE     Telefonaktiebolaget (LM)
                    Ericsson AB (ADR)                                    180,000
                                                                     -----------
                                                                       4,208,581
                                                                     -----------
                    COMPUTERS & PERIPHERALS                    7.7%
    6,500    US     Dell Computer Corp. *                                320,531
   12,000    US     EMC Corp. *                                          923,250
    3,400    US     Hewlett-Packard Co.                                  424,575
    1,500    US     International Business
                    Machines                                             164,344
    5,000    US     Sun Microsystems Inc. *                              454,687
                                                                     -----------
                                                                       2,287,387
                                                                     -----------
                    INTERNET SOFTWARE & SERVICES               2.0%
    3,800    US     America Online Inc. *                                200,450
    3,100    US     Yahoo Inc. *                                         384,013
                                                                     -----------
                                                                         584,463
                                                                     -----------
                    INFORMATION TECHNOLOGY
                    CONSULTING & SERVICES                      0.4%
      400    IS     Check Point Software
                    Technologies Ltd. *                                   84,700
      600    US     Computer Sciences Corp. *                             44,813
                                                                     -----------
                                                                         129,513
                                                                     -----------
                    SEMICONDUCTORS & INSTRUMENTS               5.1%
    5,000    US     Intel Corp.                                          668,437
    3,195    FR     STMicroelectronics N.V. (N.Y.
                    Registered Shares)                                   205,079

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    SEMICONDUCTORS & INSTRUMENTS
                    (CONTINUED)
    2,800    US     Texas Instruments Inc.                           $   192,325
    5,500    US     Xilinx Inc. *                                        454,094
                                                                     -----------
                                                                       1,519,935
                                                                     -----------
                    SOFTWARE                                   5.4%
   12,500    US     Microsoft Corp. *                                  1,000,000
    5,200    US     Oracle Corp. *                                       437,125
    1,500    US     VERITAS Software Corp. *                             169,523
                                                                     -----------
                                                                       1,606,648
                                                                     -----------
TELECOMMUNICATION SERVICES SECTOR                              7.7%
                    TELECOMMUNICATION SERVICES                 7.7%
    5,500    US     GTE Corp.                                            342,375
    6,000    US     Nextel Communications Inc. *                         367,125
   10,000    US     Qwest Communications
                    International Inc. *                                 496,875
    6,000    US     SBC Communications Inc.                              259,500
    5,000    UK     Vodafone AirTouch PLC (ADR)                          207,188
   13,500    US     WorldCom Inc. *                                      619,312
                                                                     -----------
                                                                       2,292,375
                                                                     -----------
TOTAL EQUITY INVESTMENTS (COST $25,170,133)                   98.2%   29,165,634
                                                                     -----------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         2.0%
  297,617    US     SSgA Money Market Fund                               297,617
  300,989    US     SSgA U.S. Government Money
                    Market Fund                                          300,989
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $598,606)                   2.0%      598,606
                                                                     -----------

TOTAL INVESTMENTS (COST $25,768,739) **                      100.2%   29,764,240

                    OTHER ASSETS LESS LIABILITIES             (0.2)%     (72,598)
                                                                     -----------
                    NET ASSETS                               100.0%  $29,691,642
                                                                     ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $25,821,767 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $4,960,490
Unrealized depreciation                             (1,018,017)
                                                    ----------
Net unrealized appreciation                         $3,942,473
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        4.2%                  4.2%
Canada                            CA        1.7%                  1.7%
Finland                           FI        3.0%                  3.0%
France                            FR        0.7%                  0.7%
Israel                            IS        0.3%                  0.3%
Sweden                            SE        0.6%                  0.6%
United Kingdom                    UK        1.9%                  1.9%
United States                     US       85.8%       1.8%      87.6%
                                         ------     ------      -----
  Total                                    98.2%       1.8%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

        A groundbreaking announcement in the field of human gene research, as well as a solid flow of new therapeutic products, created a positive backdrop for the biotechnology sector in the first half of 2000. Following a 111% return in 1999, the Dresdner RCM Biotechnology Fund achieved a total return of 73.68% during the first six months of 2000, compared to its benchmarks, the AMEX Biotechnology Index, which returned 64.58% and the Nasdaq Biotechnology Index which returned 37.99%.

MARKET REVIEW

        The announcement in late June 2000 that Celera Genomics and the National Institute of Health's Human Genome Project had deciphered the genetic code for human life made banner headlines in major newspapers around the world. Several months earlier, investors, anticipating the announcement, had bid up the sector until early March, when a broad Nasdaq sell-off, caused in part by rising interest rates, caused biotechs to correct. Investors used the proceeds from these sales to purchase large-cap pharmaceutical stocks, which had been out of favor due to the political debate over expanding Medicare to cover prescription drugs.

        Uncharacteristically, biotechnology stocks have not performed in line with the Nasdaq since that time. During the second quarter of 2000, the Nasdaq Composite Index fell about 2.5% while the biotechnology sector rose about 38%. Investor demand for profitability, or at least a pathway to profitability in the Internet sector, has not yet become a concern in speculative biotechnology stocks. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believes that as long as biotechnology companies can continue to demonstrate clinical efficacy, it is just a matter of time before their drugs clear the FDA and other regulatory hurdles. In contrast, investors in "dot-coms" are speculating on a business model that may not be valid.

        Another unusual development is that the normally inverse correlation between the pharmaceutical sector and the biotechnology group did not take place. The conventional wisdom has been that there is a dedicated pool of health care investment funds that chooses one or the other sub-segment. Instead, the pharmaceutical sector also rose (over 20%) during the second quarter. One concern is that the source of funds has not come from large institutional investors, but rather from skittish momentum players who normally invest in other technologies.

FACTORS AFFECTING PERFORMANCE

        The Fund began 2000 with a heavy emphasis on genomics companies that soared in price during the first six weeks of the year. As these stocks began to sell off in early March, Dresdner RCM diversified the portfolio by emphasizing more established companies such as Amgen, the largest biotechnology company in the world. The Fund also shifted assets to suppliers that tend to be less dependent on scientific discovery and more dependent on the level of research funding, which continues to increase. The new biotechnology rally, not expected to take place until late summer or early fall, took place midway through the second quarter instead, partly due to the impending genome announcement, as well as the positive results that were reported by a number of medical conferences. As a result, the Fund shifted out of more conservative stocks and into more speculative biotechnology companies such as Human Genome Sciences, Millennium Pharmaceuticals and Protein Design Labs -- stocks that tend to move up more sharply when there is a biotechnology rally.

        Still, the Fund continues to have a strong foothold in core biotechnology companies that continue to produce exciting new therapies. For example, in addition to its strong cancer and cardiology franchises, Genentech has developed a new treatment for asthma and allergy that Dresdner RCM believes is likely to produce strong profits for the company. Meanwhile, sales of existing products remain robust for Amgen, Biogen, Medimmune and Immunex, which have effective drugs that treat anemia, multiple sclerosis, RSV in premature babies, and rheumatoid arthritis, respectively.

        The Fund continued to benefit from the dual qualifications of its portfolio management team, who hold medical degrees as well as extensive financial training. This unique advantage helps them to conduct bottom-up stock research in a field requiring judgments about the commercial viability of breakthrough scientific discoveries. Dresdner RCM's Grassroots-SM- Research also assists in that endeavor, which, for example, led the Fund to purchase the initial public offering of PRAECIS

 Dresdner RCM Biotechnology Fund
 Management's Performance Review
Pharmaceuticals. In conjunction with Amgen, PRAECIS Pharmaceuticals has developed a new treatment for prostate cancer that has also been adapted to treat endometriosis in women. Before it became obvious to the investment community, Grassroots-SM- Research determined through interviews with physicians that the drug should be able to capture approximately 30% of the prostate cancer treatment market.

        The portfolio turnover in the Fund was high during the six month period ended June 30, 2000 (303.8%), in part due to market volatility and cash flows. A high portfolio turnover rate increases the Fund's brokerage commission expenses and other transaction costs, and may increase its taxable capital gains.

OUTLOOK

        The biotechnology sector is among the most volatile on Wall Street. As a group, it can double in one year, as it did in 1999, or lose half its value in one month, as it did in March 2000. Typically, disappointing news has caused an over-reaction on Wall Street. Because Dresdner RCM's near-term outlook for biotechnology stocks is cautious, Dresdner RCM believes that it will continue to take advantage of sell-offs as they occur. However, the genome project announcement is only one indication that the long-term investment opportunities in this new technology are truly exciting.

 Dresdner RCM Biotechnology Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/97 - 6/30/00)(e)

                            NASDAQ BIOTECH  RUSSELL 2000  AMEX BIOTECH
            CLASS N SHARES    INDEX (A)      INDEX (B)     INDEX (C)
12/31/1997         $10,000         $10,175       $10,071       $10,042
1/31/1998          $10,260         $10,140        $9,912        $9,734
2/28/1998          $10,490         $10,572       $10,644        $9,936
3/31/1998          $10,590         $11,363       $11,083       $10,793
4/30/1998          $10,470         $11,107       $11,144       $10,830
5/31/1998          $10,350         $10,719       $10,543        $9,971
6/30/1998          $10,030         $10,649       $10,565        $9,079
7/31/1998          $10,110         $10,971        $9,710        $8,531
8/31/1998           $7,930          $8,560        $7,824        $6,462
9/30/1998           $9,110         $10,692        $8,437        $8,618
10/31/1998          $9,880         $11,585        $8,781       $10,146
11/30/1998         $10,560         $11,987        $9,241       $10,116
12/31/1998         $11,776         $14,681        $9,813       $11,446
1/31/1999          $12,383         $16,183        $9,943       $12,147
2/28/1999          $11,776         $15,235        $9,138       $10,931
3/31/1999          $11,518         $16,728        $9,281       $11,558
4/30/1999          $11,261         $15,261       $10,112       $11,817
5/31/1999          $11,436         $16,436       $10,260       $12,434
6/30/1999          $12,795         $17,029       $10,724       $13,252
7/31/1999          $13,289         $19,230       $10,430       $15,487
8/31/1999          $15,049         $21,097       $10,044       $16,619
9/30/1999          $15,049         $19,789       $10,046       $15,626
10/31/1999         $15,605         $20,125       $10,087       $16,245
11/30/1999         $17,416         $22,730       $10,689       $17,812
12/31/1999         $24,893         $29,607       $11,899       $24,202
1/31/2000          $30,090         $34,108       $11,708       $26,796
2/29/2000          $50,656         $49,572       $13,641       $43,370
3/31/2000          $33,957         $36,807       $12,742       $30,910
4/30/2000          $32,527         $31,989       $11,975       $30,131
5/31/2000          $30,401         $31,097       $11,276       $28,995
6/30/2000          $43,233         $40,862       $12,259       $39,823

PERFORMANCE(d)
JUNE 30, 2000

                                                            CUMULATIVE
                                                   SINCE      SINCE
BIOTECHNOLOGY FUND              YTD(F)  1 YEAR   INCEPTION  INCEPTION
Class N
Average Annual Total Return(e)  73.68%  237.90%   79.50%     332.33%
NASDAQ Biotech Index
Average Annual Total Return(a)  37.99%  139.91%   75.50%     308.62%
Russell 2000 Index
Average Annual Total Return(b)   3.03%   14.33%    8.48%      22.59%
AMEX Biotech Index
Average Annual Total Return(c)  64.58%  200.56%   73.70%     298.23%

        The recent strong equity market performance has been especially favorable to technology and technology-related stocks and has helped the Fund. This performance may not be sustainable and as a result, the Fund may not continue achieving the same level of performance as in the past. In addition, market volatility can dramatically affect the Fund's short-term returns and pursuing these levels of return involves accepting increased risk of volatility of return.

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The NASDAQ Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This Index was developed with a base value of 200 stocks, as of November 1, 1993.
(b) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3,000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(c) The American Stock Exchange Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The index was developed with a base level of 200 stocks, as of October 18, 1991.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  The Class N shares commenced operations on December 30, 1997.
(f)  Unannualized.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                           % OF        MARKET VALUE
SHARES      COUNTRY                                     NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              0.7%
                     COMMERCIAL SERVICES & SUPPLIES             0.7%
   170,000    US     Ventro Corp.*                                     $  3,208,750
HEALTH CARE SECTOR                                             87.8%
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                  12.4%
   213,000    US     Aclara Biosciences Inc. *                           10,849,687
    17,300    US     Aspect Medical Systems Inc. *                          467,100
   529,900    US     Charles River Laboratories
                     International Inc. *                                11,757,156
    29,700    US     INAMED Corp. *                                       1,087,763
   105,000    US     Inhale Therapeutic Systems
                     Inc. *                                              10,654,219
   178,900    US     Invitrogen Corp. *                                  13,453,839
     1,400    US     Molecular Devices Corp. *                               96,863
    74,800    US     Waters Corp. *                                       9,335,975
                                                                       ------------
                                                                         57,702,602
                                                                       ------------
                     HEALTH CARE PROVIDERS &
                     SERVICES                                   5.0%
   143,300    US     Community Health Care *                              2,319,669
   425,000    US     Health Management Associates
                     Inc. *                                               5,551,562
   390,000    US     Healtheon/WebMD Corp. *                              5,776,875
   655,000    US     MedicaLogic/Medscape Inc. *                          6,058,750
   300,000    US     SciQuest.com Inc. *                                  3,431,250
                                                                       ------------
                                                                         23,138,106
                                                                       ------------
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                             70.4%
    95,000    US     Abgenix Inc. *                                      11,386,641
   300,000    US     Akorn Inc. *                                         2,381,250
   275,000    US     Alkermes Inc. *                                     12,959,375
   230,000    US     Amgen Inc. *                                        16,157,500
   664,600    US     AVANT Immunotherapeutics Inc.
                     *                                                    7,019,837
    60,000    US     Aviron *                                             1,852,500
    75,000    US     Celera Genomics                                      7,012,500
   400,000    US     Cell Genesys Inc. *                                 11,200,000
   244,700    US     Cell Therapeutics Inc. *                             7,493,937
   275,000    UK     Celltech Group PLC (ADR) *                          10,415,625
   125,000    US     Cephalon Inc. *                                      7,484,375
    55,000    US     COR Therapeutics Inc. *                              4,692,188
   175,000    US     CuraGen Corp. *                                      6,660,937
    70,000    US     Diversa Corp. *                                      2,318,750
   125,000    US     Gene Logic Inc. *                                    4,460,938
   105,000    US     Genentech Inc. *                                    18,060,000
   162,500    US     GenStar Therapeutics Corp. *                           995,313
   157,000    UK     Glaxo Wellcome PLC (ADR)                             9,076,562
    81,100    US     Human Genome Sciences Inc. *                        10,816,712
   111,500    US     IDEC Pharmaceuticals Corp. *                        13,080,344
   210,000    US     Immunex Corp. *                                     10,381,875
   417,000    US     Immunomedics Inc. *                                 10,216,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                           % OF        MARKET VALUE
SHARES      COUNTRY                                     NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY (CONTINUED)
   172,500    US     Intermune Pharmaceuticals Inc.
                     *                                                 $  7,126,406
    30,800    US     Johnson & Johnson                                    3,137,750
    10,900    US     La Jolla Pharmaceutical Co. *                           44,963
   106,000    US     Maxygen Inc. *                                       6,017,156
   153,700    US     Medarex Inc. *                                      12,987,650
   175,000    US     MedImmune Inc. *                                    12,950,000
    50,000    US     MGI Pharma Inc. *                                    1,438,281
    93,000    US     Millennium Pharmaceuticals
                     Inc. *                                              10,404,375
   250,000    US     OSI Pharmaceuticals Inc. *                           7,203,125
   150,000    US     PE Corp. - PE Biosystems Group                       9,881,250
   100,000    US     Pfizer Inc.                                          4,800,000
   253,000    US     PRAECIS Pharmaceuticals Inc. *                       7,052,375
   334,100    US     Progenics Pharmaceuticals Inc.
                     *                                                    4,760,926
    70,000    US     Protein Design Labs Inc. *                          11,546,719
    26,000    NL     QIAGEN N.V. (ADR) *                                  4,524,000
   118,700    US     Sepracor Inc. *                                     14,318,187
   244,000    US     Titan Pharmaceuticals Inc. *                        10,492,000
   100,000    US     Transkaryotic Therapies Inc. *                       3,675,000
   400,000    US     Trega Biosciences Inc. *                             1,275,000
    37,500    US     Vertex Pharmaceuticals Inc. *                        3,951,563
   271,200    US     Virologic Inc. *                                     4,034,100
                                                                       ------------
                                                                        327,744,485
                                                                       ------------
TECHNOLOGY SECTOR                                               1.2%
                     SEMICONDUCTORS & INSTRUMENTS               1.2%
   125,000    US     Caliper Technologies Corp. *                         5,750,000
                                                                       ------------
TOTAL EQUITY INVESTMENTS (COST $364,840,563)                   89.7%    417,543,943
                                                                       ------------
SHORT-TERM INVESTMENTS
                     MONEY MARKET FUNDS                         7.9%
18,430,601    US     SSgA Money Market Fund                              18,430,601
18,430,601    US     SSgA U.S. Government Money
                     Market Fund                                         18,430,601
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $36,861,202)                 7.9%     36,861,202
                                                                       ------------

TOTAL INVESTMENTS (COST $401,701,765) **                       97.6%    454,405,145

                     OTHER ASSETS LESS LIABILITIES              2.4%     11,277,370
                                                                       ------------
                     NET ASSETS                               100.0%   $465,682,515
                                                                       ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $401,767,517 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $79,505,743
Unrealized depreciation                             (26,868,115)
                                                    -----------
Net unrealized appreciation                         $52,637,628
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Netherlands                       NL        0.9%                  0.9%
United Kingdom                    UK        4.2%                  4.2%
United States                     US       84.6%       10.3%     94.9%
                                         ------     -------     -----
  Total                                    89.7%       10.3%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

        The ongoing threat of inflation, the Federal Reserve Bank's continued tightening of monetary policy, and extreme volatility in the stock market created a somewhat negative backdrop for the Dresdner RCM Tax Managed Growth Fund during the first half of 2000. Despite the difficult period for stocks, the Fund achieved total returns of 3.80% and 3.75% for Class I and Class N shares, respectively for the six month period ended June 30, 2000, substantially outperforming the S&P 500 Index that declined 0.42%.

MARKET REVIEW

        With the economy still roaring, the stock market began the year strongly. Real growth, as represented by the gross domestic product (GDP), was a torrid 5.4% for the first quarter. Cognizant of the continued acceleration of the economy and growing inflation numbers, the Fed increased rates for the fifth and sixth time within a year, in hopes of bringing the economy down to a "soft landing." The last increase in May brought the federal funds rate to 6.50%.

        The heated investment debate between the Dow Jones old economy stocks and the new economy stocks of the Nasdaq continued through March, with investors vacillating from one to the other. As a result, the Nasdaq experienced four corrections of 10% or more. In April and May, the tech-heavy Nasdaq saw a large downdraft and dropped nearly 40% from its high. It appeared that the more aggressive sectors of the index had risen too far and too fast, pumped up by the combination of momentum buying, margin debt and on-line trading. Many of the dot-com stocks fell 50%-70% from peak to trough. Fortunately, the damage was less severe to the broader market of the S&P 500, with the index down close to 11% from its previous high.

        Though growth stocks generally fared better during the first half of the year, value stocks did rally somewhat in March and held steady in April and May, gaining significant relative performance as growth stocks faltered. By June, signs of economic slowing began to emerge, and benign economic data gave investors hope that a soft landing might be in the future. The Fed did not raise rates in June, and with interest-rate concerns subsiding, the S&P 500 recouped much of its losses.

        The Nasdaq rebounded strongly as well, up over 20% from the bottom. Investors returned to the largest and most profitable technology companies, pushing many of the stock prices back up to old highs. Additionally, biotech stocks recovered dramatically from their lows. Dot-com stocks, however, remained under pressure, as investors questioned their valuations and longer-term viability. With the strong showing in June and notwithstanding the greater volatility, growth stocks outperformed value stocks, ending the second quarter down, though less so than value.

FACTORS AFFECTING PERFORMANCE

        During the recent period of market volatility, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, implemented various tax strategies to maximize the impact of tax losses. Moving forward, this allows for increased flexibility to trim or eliminate stocks in the Fund that have appreciated without negatively impacting after-tax returns.

        Dresdner RCM continued to pursue the investment theme of technology throughout the first half of 2000. Dresdner RCM believes that the Internet will have a material impact on the way most, if not all, companies do business. They specifically choose to participate in the Internet revolution through companies that provide the infrastructure to this concept. By design, there is very little direct exposure to dot-com companies in the Fund.

        The weakness in technology that began in late March, combined with the Fund's overweight in the sector, had a negative impact on performance in the second quarter. However, Dresdner RCM remains confident that this sector has earnings potential, and consequently, the Fund owns companies in this group that have dominant franchises and are market leaders. Examples include Cisco and Qwest Communications, possessing the quality and growth characteristics that Dresdner RCM believes are critical to creating outstanding returns.

        The Fund's overweight in biotechnology and healthcare helped drive performance in 2000, despite the volatility in the second quarter. The technology sector's roller coaster returns proved too extreme for many investors, who instead sought the stability of the pharmaceutical stocks, driving the stock prices higher. A number of

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review
the Fund's holdings in the biotech sector appreciated more than 50% in May and June, overcoming the significant weakness in the prior two months.

        Earlier in the year, the Fund reduced holdings in retail stocks, moving from a slight overweight to a small underweight position, because of the effects rising interest rates might have on consumer spending. By second quarter, retail stocks weakened as a number of companies reported sales numbers coming in below plan. Moreover, as Dresdner RCM anticipated, with rates climbing, investors sold these stocks on the expectation of decreased consumer spending.

        Grassroots-SM- Research has been following the Internet buildout for over five years, interviewing MIS and IT managers on a quarterly basis to inquire about technology spending and sentiment surrounding major vendors. Grassroots-SM- Research found that the recent downturn in opinion towards dot-coms has not affected buildout strategies. Companies are aggressively pursuing an Internet presence and e-commerce capabilities, including B2B, B2C, and infrastructure to support the new digital economy. Reasons for focusing on e-commerce and the Internet included perceived customer demand for Internet services, the ability to streamline commerce, the ability to streamline processes using B2B applications, and the fear of being left behind in the race to embrace a new technology.

OUTLOOK

        A soft landing is the best hope for the equity market, for it can provide for prolonged sales growth with eventually lower interest rates in the year or two ahead. In that environment, earnings can grow and price/earnings multiples can once again expand, opening the door to possibly above-average returns in the market.

        The questions that now face investors are how many more rate increases may follow and can the Fed successfully engineer another soft landing as it did in 1994 when stocks made an impressive and sustained rally. By raising interest rates and cooling interest-rate-sensitive demand such as home sales, the Fed hopes to lower inflation risk and continue the already record-breaking economic expansion.

        Dresdner RCM remains bullish on technology and communications stocks. Even with the somewhat higher valuations and recent volatility, stocks in these sectors appear to offer outstanding long-term upside potential with growth prospects substantially higher than other sectors of the economy. Conversely, with the uncertainty in the economy and questions regarding the Fed's continuing to tighten monetary policy, the Fund plans to underweight interest-sensitive and cyclical sectors of the market.

        Dresdner RCM's short-term outlook for the market is cautious, as marked volatility in the stock market is expected to continue. In this scenario, investors may reevaluate their appetite for stocks similar to second-quarter's trend, and move into other asset classes. The longer term picture is much more optimistic. Although the economy is slowing, it is still strong and the prospect for corporate earnings remains positive.

 Dresdner RCM Tax Managed Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 6/30/00)(c)(e)

                           S&P 500
          CLASS I SHARES  INDEX (A)
12/30/98         $10,000    $10,000
1/31/99          $10,790    $10,418
2/28/99          $10,510    $10,094
3/31/99          $11,610    $10,498
4/30/99          $11,500    $10,904
5/31/99          $11,130    $10,647
6/30/99          $12,130    $11,238
7/31/99          $11,780    $10,887
8/31/99          $11,860    $10,833
9/30/99          $11,550    $10,536
10/31/99         $12,240    $11,203
11/30/99         $13,070    $11,430
12/31/99         $15,244    $12,104
1/31/00          $14,898    $11,496
2/29/00          $15,468    $11,279
3/31/00          $16,576    $12,382
4/30/00          $15,376    $12,009
5/31/00          $14,705    $11,763
6/30/00          $15,824    $12,053

PERFORMANCE(b)
JUNE 30, 2000

                                                           CUMULATIVE
                                                  SINCE      SINCE
TAX MANAGED GROWTH FUND         YTD(F)  1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)   3.80%  30.45%   35.79%      58.24%
Class N
Average Annual Total
Return(d)(e)                     3.75%  30.14%   35.44%      57.69%
S&P 500 Index
Average Annual Total Return(a)  -0.42%   7.25%   13.26%      20.53%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares commenced operations on December 30, 1998.
(d) Class N shares were first issued on February 12, 1999, and pay Rule 12b-1 fees. Class N returns through February 12, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(e) The value of a $10,000 investment for Class N is $15,769 for the period from December 30, 1998 to June 30, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.
(f)  Unannualized.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                       % OF        MARKET VALUE
SHARES   COUNTRY                                    NET ASSETS       (NOTE 1)

-------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                           7.9%
                  CAPITAL GOODS                              5.6%
 26,200    US     General Electric Co.                             $ 1,388,600
 10,750    BH     Tyco International Ltd.                              509,281
                                                                   -----------
                                                                     1,897,881
                                                                   -----------
                  COMMERCIAL SERVICES & SUPPLIES             2.3%
 11,850    US     Enron Corp.                                          764,325
CONSUMER DISCRETIONARY SECTOR                               10.1%
                  CONSUMER DURABLES & APPAREL                2.1%
 18,500    US     Harley-Davidson Inc.                                 712,250
                  HOTELS, RESTAURANTS & LEISURE              1.6%
 15,800    US     McDonalds Corp.                                      520,412
                  MEDIA                                      3.4%
 10,100    US     Clear Channel Communications *                       757,500
  5,250    US     Time Warner Inc.                                     399,000
                                                                   -----------
                                                                     1,156,500
                                                                   -----------
                  RETAILING                                  3.0%
 17,750    US     Costco Wholesale Corp. *                             585,750
  7,800    US     Kohl's Corp. *                                       433,875
                                                                   -----------
                                                                     1,019,625
                                                                   -----------
CONSUMER STAPLES SECTOR                                      6.9%
                  FOOD & DRUG RETAILING                      2.8%
 30,000    US     Walgreen Co.                                         965,625
                  FOOD, BEVERAGE & TOBACCO                   1.4%
  8,000    US     Coca Cola Co.                                        459,500
                  HOUSEHOLD & PERSONAL PRODUCTS              2.7%
 18,400    US     Estee Lauder Cos. Inc. (Class
                  A)                                                   909,650
ENERGY SECTOR                                                2.7%
                  ENERGY                                     2.7%
 22,800    US     Weatherford International Inc.                       907,725
FINANCIAL SECTOR                                             5.9%
                  INSURANCE                                  5.9%
  9,200    US     American International Group
                  Inc.                                               1,081,000
  8,800    US     Marsh & McLennan Cos. Inc.                           919,050
                                                                   -----------
                                                                     2,000,050
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                       % OF        MARKET VALUE
SHARES   COUNTRY                                    NET ASSETS       (NOTE 1)

-------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
HEALTH CARE SECTOR                                          19.0%
                  HEALTH CARE EQUIPMENT &
                  SUPPLIES                                   1.8%
  5,900    US     Inhale Therapeutic Systems
                  Inc. *                                           $   598,666
                  PHARMACEUTICALS &
                  BIOTECHNOLOGY                             17.2%
 17,400    US     Amgen Inc. *                                       1,222,350
  3,600    US     Genentech Inc. *                                     619,200
 12,300    UK     Glaxo Wellcome PLC (ADR)                             711,094
  3,700    US     Johnson & Johnson                                    376,937
  9,550    US     Merck & Co. Inc.                                     731,769
  3,000    US     Millennium Pharmaceuticals
                  Inc. *                                               335,625
 37,675    US     Pfizer Inc.                                        1,808,400
                                                                   -----------
                                                                     5,805,375
                                                                   -----------
TECHNOLOGY SECTOR                                           34.1%
                  COMMUNICATIONS EQUIPMENT                  12.4%
 25,800    US     Cisco Systems Inc. *                               1,639,913
  8,000    US     JDS Uniphase Corp. *                                 959,000
 29,500    FI     Nokia Oyj (ADR)                                    1,473,156
  2,200    US     QUALCOMM Inc. *                                      132,000
                                                                   -----------
                                                                     4,204,069
                                                                   -----------
                  COMPUTERS & PERIPHERALS                    4.3%
  8,000    US     Hewlett-Packard Co.                                  999,000
  5,000    US     Sun Microsystems Inc. *                              454,687
                                                                   -----------
                                                                     1,453,687
                                                                   -----------
                  INTERNET SOFTWARE & SERVICES               1.9%
  5,100    US     Yahoo Inc. *                                         631,763
                  INFORMATION TECHNOLOGY
                  CONSULTING & SERVICES                      3.1%
  4,950    IS     Check Point Software
                  Technologies Ltd. *                                1,048,162
                  SEMICONDUCTORS & INSTRUMENTS               3.4%
  8,500    US     Intel Corp.                                        1,136,344
                  SOFTWARE                                   9.0%
 13,500    US     Microsoft Corp. *                                  1,080,000
 11,800    US     Oracle Corp. *                                       991,938
  8,600    US     VERITAS Software Corp. *                             971,934
                                                                   -----------
                                                                     3,043,872
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                       % OF        MARKET VALUE
SHARES   COUNTRY                                    NET ASSETS       (NOTE 1)

-------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
TELECOMMUNICATION SERVICES SECTOR                           11.4%
                  TELECOMMUNICATION SERVICES                11.4%
  7,150    JP     NTT DoCoMo Inc. (ADR) *                          $   993,850
 20,800    US     Qwest Communications
                  International Inc. *                               1,033,500
 16,850    UK     Vodafone AirTouch PLC (ADR)                          698,222
 13,250    US     WinStar Communications Inc. *                        448,844
 15,000    US     WorldCom Inc. *                                      688,125
                                                                   -----------
                                                                     3,862,541
                                                                   -----------
TOTAL EQUITY INVESTMENTS (COST $31,971,685)                 98.0%   33,098,022
                                                                   -----------
SHORT-TERM INVESTMENTS
                  MONEY MARKET FUNDS                         2.8%
477,199    US     SSgA Money Market Fund                               477,199
477,256    US     SSgA U.S. Government Money
                  Market Fund                                          477,256
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (COST $954,455)                 2.8%      954,455
                                                                   -----------
TOTAL INVESTMENTS (COST $32,926,140) **                    100.8%   34,052,477
                  OTHER ASSETS LESS LIABILITIES             (0.8)%    (274,426)
                                                                   -----------
                  NET ASSETS                               100.0%  $33,778,051
                                                                   ===========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $32,930,583 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $2,715,378
Unrealized depreciation                             (1,593,484)
                                                    ----------
Net unrealized appreciation                         $1,121,894
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        1.5%                  1.5%
Finland                           FI        4.4%                  4.4%
Israel                            IS        3.1%                  3.1%
Japan                             JP        2.9%                  2.9%
United Kingdom                    UK        4.2%                  4.2%
United States                     US       81.9%       2.0%      83.9%
                                         ------     ------      -----
  Total                                    98.0%       2.0%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review

        After producing a 105% return in 1999, the Dresdner RCM Global Small Cap Fund continued to outperform its benchmarks during the first half of 2000, despite the very challenging market environment. For the six-month period ended June 30, 2000, the Fund achieved a total return of 15.18% and 15.32% for the Class I and Class N shares, respectively. In comparison, the Salomon Brothers Extended Market Index produced a return of 3.77%, while the MSCI World Small Cap Index returned 6.31%.

        Effective May 1, 2000, the Fund's performance benchmark was changed from the Salomon Brothers Extended Market Index to the MSCI World Small Cap Index. The MSCI World Small Cap Index most accurately reflects the global small cap focus of the Fund and the market capitalization ranges of the securities in which the Fund is most likely to invest.

MARKET REVIEW

        As a bottom-up investor, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, has found that stock selection is the driving force for global small cap stock performance. The next most important factor is local supply-and-demand for small cap stocks, with the least most important being the macroeconomic environment.

        In the U.S., where nearly half the Fund is invested, the demand for small cap stocks was strong for the first 10 weeks of the year, and then diminished along with the rest of the market between March and late May. Rising interest rates and concerns about inflation created a bear market for stocks that lasted until there were signs of an economic slowdown and the market began to recover. However, throughout this volatility, fundamentals and earnings growth remained strong.

        As evidence that small cap markets around the world are not strongly correlated, the Japanese market for small caps, which soared in 1999, has been moribund since January 2000 with no pickup through June. The retail investor, not institutions, drives this market, buying aggressively when it is rising, and staying away when the market is weak.

        Europe's small cap market falls somewhere between Japan and the United States in terms of institutional demand. In addition, the rising interest rate environment in the United States and the chill associated with the Nasdaq during the first half poured cold water on any interest for emerging market small caps -- another asset class perceived to be associated with high risk.

FACTORS AFFECTING PERFORMANCE

        While short-term performance is often dictated by supply-and-demand, more fundamental factors drive the Fund's stock selection. Dresdner RCM searches for high-quality companies whose profits are growing at least 15% per year, but preferably in the 30-40% range. Financial strength, market share, and strong management with stock ownership are other critical factors. Because of Dresdner RCM's global investment focus, every company must be reasonably valued not just within its geographical location, but also in comparison to other companies in the same industry throughout the world. Finally, it is very important for a company's management to communicate with the investment community in a challenging market environment. It is these fundamental factors that will drive performance over a longer investment horizon.

        The Fund's bottom-up stock selection process resulted in a portfolio that was significantly underweighted in Japan, a positive factor in the Fund's performance. Dresdner RCM believes that most Japanese small cap stocks fitting a desirable fundamental profile are far too expensive. However, there are attractive Japanese companies in the portfolio including Moritex, a manufacturer of fiber optic equipment; Yamada Denki, a consumer electronics distributor; and Yokowo, a manufacturer of electronic products, including spring connectors allowing batteries to fit in the back of cellular telephones.

        Nearly half of the portfolio includes U.S. small cap stocks, which meant exposure to the sharp correction that saw the Nasdaq fall nearly 2,000 points from a peak of about 5,000 in early March, then recover moderately by June 30. The portfolio's largest holding, San Francisco-based Actuate Software, which distributes corporate data electronically to users throughout the world, was similarly volatile. However, Dresdner RCM

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review
remains committed to the company. Dresdner RCM's Grassroots-SM- Research examined Actuate's e.Reporting software in November 1999 and learned from current and potential customers that the product was considered powerful, flexible, and well suited to e-commerce.

        As of June 2000, nearly half of the Fund was invested in technology companies around the world -- three times the benchmark weighting. This is not because of any desire to reach an arbitrary percentage exposure, but because of their inherent power to produce future growth. Being able to diversify globally lowers the volatility and lessens the risk of the Fund.

        The portfolio represented a variety of industries and geographical locations. Examples include: Charles Voegele Holding, a Swiss family-oriented retailer; Remy Cointreau, a French maker of high-quality spirits; Impresa SGPS, a Portuguese media conglomerate; Star Micronics, a Japanese company that is the world's dominant supplier of ringing mechanisms for Nokia cell phones; Superior Energy Services, a U.S. oil service company; and Cell Genesys, a U.S. biotechnology firm. Very few of the Fund's assets have been invested in emerging markets, a positive factor in performance since these markets have been quite challenging in recent months.

OUTLOOK

        The recent attempt by the Fed to orchestrate a slowdown in the U.S. economy could possibly have a secondary effect of moderating the interest-rate environment, making investors more willing to consider asset classes beyond blue-chip large cap stocks. That could rekindle interest in small caps in emerging markets as well as Europe. In Japan, the outlook may be more difficult, as local retail interest in small cap stocks remains sluggish.

        Regardless of the macroeconomic environment, Dresdner RCM believes that this portfolio is well positioned to capitalize on the firm's research strength, which is to search out great companies around the world. Many times, companies growing at 40-50% per year can be purchased at reasonable valuations. With patience, these stocks are likely to provide returns commensurate with that growth.

 Dresdner RCM Global Small Cap Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96 - 6/30/00)(f)(g)

                                                MSCI WORLD SMALL
          CLASS I SHARES  SALOMON EMI INDEX(A)    CAP INDEX(B)
12/31/96         $10,000               $10,000           $10,000
1/31/97          $10,290               $10,021           $10,061
2/28/97          $10,010               $10,005           $10,043
3/31/97           $9,410                $9,665            $9,608
4/30/97           $9,320                $9,620            $9,402
5/31/97          $10,730               $10,370           $10,309
6/30/97          $11,750               $10,689           $10,627
7/31/97          $12,280               $10,978           $10,768
8/31/97          $12,320               $10,846           $10,491
9/30/97          $13,260               $11,313           $10,757
10/31/97         $12,440               $10,838           $10,193
11/30/97         $12,410               $10,645            $9,723
12/31/97         $12,548               $10,647            $9,431
1/31/98          $12,446               $10,711            $9,613
2/28/98          $13,827               $11,501           $10,449
3/31/98          $15,071               $11,980           $10,739
4/30/98          $15,705               $12,039           $10,810
5/31/98          $15,388               $11,799           $10,536
6/30/98          $15,784               $11,645           $10,270
7/31/98          $15,524               $11,152            $9,784
8/31/98          $12,197                $9,366            $8,160
9/30/98          $12,096                $9,589            $8,143
10/31/98         $12,707               $10,162            $8,717
11/30/98         $14,144               $10,599            $9,183
12/31/98         $14,968               $11,084            $9,376
1/31/99          $15,101               $11,023            $9,383
2/28/99          $14,049               $10,528            $8,960
3/31/99          $14,375               $10,756            $9,284
4/30/99          $15,065               $11,461            $9,990
5/31/99          $15,065               $11,393            $9,869
6/30/99          $17,134               $11,854           $10,413
7/31/99          $17,461               $11,868           $10,664
8/31/99          $18,018               $11,724           $10,704
9/30/99          $18,586               $11,553           $10,673
10/31/99         $19,736               $11,692           $10,538
11/30/99         $25,471               $12,212           $10,986
12/31/99         $30,630               $13,000           $11,756
1/31/00          $31,992               $12,725           $11,847
2/29/00          $39,014               $13,965           $13,278
3/31/00          $37,547               $13,956           $12,784
4/30/00          $32,752               $13,095           $11,867
5/31/00          $29,451               $12,687           $11,639
6/30/00          $35,281               $13,491           $12,495

PERFORMANCE(d)
JUNE 30, 2000

                                                                CUMULATIVE
                                                       SINCE      SINCE
GLOBAL SMALL CAP FUND      YTD(H)  1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(f)                  15.18%  105.91%  44.27%    43.36%     252.81%
Class N
Average Annual Total
Return(f)(g)               15.32%  105.86%  44.10%    43.18%     251.19%
Salomon EMI
Average Annual Total
Return(a)                   3.77%   13.80%   8.07%     8.93%      34.91%
MSCI World Small Cap
Average Annual Total
Return(b)(c)                6.31%   20.02%   5.55%     6.57%      24.95%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of over 7,000 companies with a combined market capitalization currently in excess of $25 trillion. The BMI consists of two components: The Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.
(b) The Morgan Stanley Capital International (MSCI) World Small Cap Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/ Pacific Region. The Index is created by selecting companies within the market capitalization range of $200 - $800 million. The Index aims to represent 40% of the Small Cap universe within each country by capturing 40% of each industry. The Index is calculated without dividends, with net or with gross dividends reinvested, in both US dollars and local currencies.

 Dresdner RCM Global Small Cap Fund
 Total Return Index Comparison

(c) Effective May 1, 2000 the Fund's performance benchmark was changed from the Salomon EMI Index to the MSCI World Small Cap Index. The Fund's Board of Directors believes that the composition of the MSCI World Small Cap Index more accurately reflects the global small cap focus of the Fund and the market capitalization ranges of securities in which the Fund is most likely to invest.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) Returns from January 1, 1998 through December 31, 1998 reflect the deduction of Rule 12b-1 fees. On December 31, 1998, all Fund shares were redesignated as Class I shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect the deduction of Rule 12b-1 fees.
(g) The value of a $10,000 investment for Class N is $35,119 for the period from December 31, 1996 to June 30, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.
(h)  Unannualized.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                             9.2%
                    CAPITAL GOODS                              5.4%
    2,800    DE     Aixtron AG                                       $   386,503
      620    CH     Kaba Holding AG                                      800,706
      750    CH     Mikron Holding AG                                    553,945
   17,500    MX     Tubos de Acero de Mexico S.A.
                    (ADR)                                                242,813
   14,600    DK     Vesta Wind Systems A/S                               538,437
                                                                     -----------
                                                                       2,522,404
                                                                     -----------
                    COMMERCIAL SERVICES & SUPPLIES             3.4%
   51,185    NL     Magnus Holding N.V.                                  296,845
   13,000    JP     Pasona Softbank Inc.                                 356,328
   13,800    SE     Proffice AB (B Shares)                               371,326
   45,733    NL     Vedior N.V.                                          567,717
                                                                     -----------
                                                                       1,592,216
                                                                     -----------
                    TRANSPORTATION SERVICES                    0.4%
    5,200    US     Forward Air Corp. *                                  208,000

CONSUMER DISCRETIONARY SECTOR                                 11.2%
                    AUTOMOBILES & COMPONENTS                   0.6%
    9,300    FI     Nokian Renkaat Oyj                                   258,531
                    CONSUMER DURABLES & APPAREL                4.5%
   40,000    FI     Eimo Oyj                                             245,399
   18,000    JP     Star Micronics Co. Ltd.                              294,155
   33,000    JP     The Sailor Pen Co. Ltd.                              592,619
   38,000    JP     Yokowo Co. Ltd.                                      971,536
                                                                     -----------
                                                                       2,103,709
                                                                     -----------
                    HOTELS, RESTAURANTS & LEISURE              1.0%
   24,700    HU     Danubius Hotel and Spa Rt.                           478,019

                    MEDIA                                      2.0%
   34,000    JP     Aoi Advertising Promotion Inc.                       514,170
   31,200    PT     Impresa SGPS S.A. *                                  343,942
    3,100    US     Wink Communications Inc. *                            94,550
                                                                     -----------
                                                                         952,662
                                                                     -----------
                    RETAILING                                  3.1%
    4,500    JP     Aucnet Inc.                                          214,789
    1,400    CH     Charles Voegele Holding AG *                         276,373
  423,807    HK     Giordano International Ltd.                          644,271

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    RETAILING (CONTINUED)
    6,300    JP     Homac Corp.                                      $   162,559
    2,000    JP     Yamada Denki Co. Ltd.                                179,770
                                                                     -----------
                                                                       1,477,762
                                                                     -----------

CONSUMER STAPLES SECTOR                                        2.8%
                    FOOD, BEVERAGE & TOBACCO                   2.1%
    7,440    JP     Hokuto Corp.                                         272,140
   22,000    FR     Remy Cointreau S.A. *                                718,079
                                                                     -----------
                                                                         990,219
                                                                     -----------
                    HOUSEHOLD & PERSONAL PRODUCTS              0.7%
   20,000    JP     Mandom Corp.                                         334,589

ENERGY SECTOR                                                  6.9%
                    ENERGY                                     6.9%
   12,500    NL     Core Laboratories N.V. *                             362,500
   24,400    US     Horizon Offshore Inc. *                              378,200
   30,300    US     NS Group Inc. *                                      634,406
   11,600    US     Patterson Energy Inc. *                              330,600
   52,000    US     Superior Energy Services Inc.
                    *                                                    539,500
   19,000    NO     TGS Nopec Geophysical Co. ASA
                    *                                                    252,297
   13,100    US     UTI Energy Corp. *                                   525,638
    8,900    US     Veritas DGC Inc. *                                   231,400
                                                                     -----------
                                                                       3,254,541
                                                                     -----------
FINANCIAL SECTOR                                               1.9%
                    DIVERSIFIED FINANCIALS                     1.9%
   24,000    JP     Mycal Card Inc.                                      900,554

HEALTH CARE SECTOR                                            15.2%
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                                   4.0%
   22,200    US     Charles River Laboratories
                    International Inc. *                                 492,563
    5,200    US     Inhale Therapeutic Systems
                    Inc. *                                               527,637
    9,800    US     Invitrogen Corp. *                                   736,991
    3,600    JP     Japan Medical Dynamic
                    Marketing Inc.                                       111,945
                                                                     -----------
                                                                       1,869,136
                                                                     -----------
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                             11.2%
   87,000    US     AVANT Immunotherapeutics Inc.
                    *                                                    918,937
   43,700    US     Cell Genesys Inc. *                                1,223,600
   19,000    US     Cell Therapeutics Inc. *                             581,875
    7,800    DK     H Lundbeck A/S                                       387,888
   25,700    US     Immunomedics Inc. *                                  629,650
   23,000    US     OSI Pharmaceuticals Inc. *                           662,688

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
   30,000    SE     PyroSequencing AB *                              $   348,888
   11,600    US     Titan Pharmaceuticals Inc. *                         498,800
                                                                     -----------
                                                                       5,252,326
                                                                     -----------
MATERIALS SECTOR                                               3.0%
                    MATERIALS                                  3.0%
   31,900    SE     SAPA AB                                              563,751
    4,800    JP     Taiyo Ink Manufacturing Co.
                    Ltd.                                                 285,818
   23,000    JP     Tanaka Chemical Corp.                                554,340
                                                                     -----------
                                                                       1,403,909
                                                                     -----------
TECHNOLOGY SECTOR                                             44.5%
                    COMMUNICATIONS EQUIPMENT                  10.2%
   26,000    SE     Allgon AB (Series B)                                 311,263
   22,200    FI     Elcoteq Network (Class A)                            488,391
   12,000    JP     Moritex Corp.                                      1,094,502
   17,500    SE     Nolato AB (B Shares)                                 510,790
   15,300    US     Packeteer Inc. *                                     445,613
   13,500    FI     Perlos Oyj                                           428,345
    5,000    DK     RTX Telecom A/S *                                    160,624
   12,600    DE     Suess MicroTec AG *                                  504,870
   15,400    US     WatchGuard Technologies Inc. *                       846,038
                                                                     -----------
                                                                       4,790,436
                                                                     -----------
                    COMPUTERS & PERIPHERALS                    2.6%
    5,400    US     DSP Group Inc. *                                     302,400
   29,300    US     Pinnacle Systems Inc. *                              658,792
   12,000    JP     Woodland Corp.                                       250,658
                                                                     -----------
                                                                       1,211,850
                                                                     -----------
                    INTERNET SOFTWARE & SERVICES               2.3%
    1,280    CH     Distefora Holding AG                                 358,166
    8,700    US     OnDisplay Inc. *                                     708,506
                                                                     -----------
                                                                       1,066,672
                                                                     -----------
                    INFORMATION TECHNOLOGY
                    CONSULTING & SERVICES                      9.2%
    4,200    JP     ARGOTECHNOS 21 Corp.                                 140,527
   21,700    IS     BackWeb Technologies Ltd. *                          496,388
    9,500    PO     ComArch S.A. *                                       458,110
   20,300    NL     Computer Services Solutions
                    Holding N.V.                                         472,862
   19,200    SE     Framtidsfabriken AB *                                265,976
   27,000    SE     HiQ International AB *                               261,666
   40,000    DE     IDS Scheer AG                                        881,902

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    INFORMATION TECHNOLOGY
                    CONSULTING & SERVICES
                    (CONTINUED)
  125,000    AU     Securenet Ltd. *                                 $   691,984
   36,300    US     The InterCept Group Inc. *                           617,100
                                                                     -----------
                                                                       4,286,515
                                                                     -----------
                    SEMICONDUCTORS & INSTRUMENTS               7.4%
    6,700    DE     ELMOS Semiconductor AG (144A)                        340,395
      800    UK     International Quantum Epitaxy
                    PLC (ADR) *                                           65,600
    2,835    UK     International Quantum Epitaxy
                    PLC                                                  232,470
   29,400    SE     Mandator AB                                          192,743
   15,600    US     Manufacturers' Services Ltd. *                       320,775
    3,350    IE     Parthus Technologies PLC (ADR)
                    *                                                     95,475
   21,000    IS     Tower Semiconductor Ltd. *                           685,125
   25,000    CA     Tundra Semiconductor Corp.
                    Ltd. *                                               868,952
   11,500    US     Virata Corp. *                                       685,688
                                                                     -----------
                                                                       3,487,223
                                                                     -----------
                    SOFTWARE                                  12.8%
   13,400    US     Accrue Software Inc. *                               475,700
   37,900    US     Actuate Corp. *                                    2,022,913
   11,200    US     Agile Software Corp. *                               791,700
   12,400    US     Allaire Corp. *                                      455,700
   16,200    US     Mercator Software Inc. *                           1,113,750
   23,200    US     ONYX Software Corp. *                                688,750
   92,180    NO     VISMA ASA *                                          469,125
                                                                     -----------
                                                                       6,017,638
                                                                     -----------
TELECOMMUNICATION SERVICES SECTOR                              4.0%
                    TELECOMMUNICATION SERVICES                 4.0%
   49,500    US     Allied Riser Communications
                    Corp. *                                              699,187
    8,300    US     Cypress Communications Inc. *                         60,175
   13,100    RU     Mobile Telesystems (ADR) *                           281,650
   11,100    US     SoftNet Systems Inc. *                               106,838
   48,000    FI     Tecnomen Oyj *                                       414,110
   26,800    US     Z-Tel Technologies Inc. *                            321,600
                                                                     -----------
                                                                       1,883,560
                                                                     -----------
TOTAL EQUITY INVESTMENTS (COST $42,669,914)                   98.7%   46,342,471
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

FACE                                                     % OF        MARKET VALUE
AMOUNT     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
                    COMMERCIAL PAPER                           0.3%
$ 117,000    US     Associates First Capital Corp.
                    6.850%, maturing 07/03/00                        $   116,955
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $116,955)                   0.3%      116,955
                                                                     -----------
TOTAL INVESTMENTS (COST $42,786,869) **                       99.0%   46,459,426
                    OTHER ASSETS LESS LIABILITIES              1.0%      474,256
                                                                     -----------
                    NET ASSETS                               100.0%  $46,933,682
                                                                     ===========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt
144A Security is pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax information:

** For Federal income tax purposes, cost is $42,899,241 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:


Unrealized appreciation                             $8,197,202
Unrealized depreciation                             (4,637,017)
                                                    ----------
Net unrealized appreciation                         $3,560,185
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Australia                         AU        1.5%                  1.5%
Canada                            CA        1.9%                  1.9%
Denmark                           DK        2.3%                  2.3%
Finland                           FI        3.9%                  3.9%
France                            FR        1.5%                  1.5%
Germany                           DE        4.5%                  4.5%
Hong Kong                         HK        1.4%                  1.4%
Hungary                           HU        1.0%                  1.0%
Ireland                           IE        0.2%                  0.2%
Israel                            IS        2.5%                  2.5%
Japan                             JP       15.4%                 15.4%
Mexico                            MX        0.5%                  0.5%
Netherlands                       NL        3.6%                  3.6%
Norway                            NO        1.6%                  1.6%
Poland                            PO        1.0%                  1.0%
Portugal                          PT        0.7%                  0.7%
Russia                            RU        0.6%                  0.6%
Sweden                            SE        6.0%                  6.0%
Switzerland                       CH        4.3%                  4.3%
United Kingdom                    UK        0.6%                  0.6%
United States                     US       43.7%       1.3%      45.0%
                                         ------     ------      -----
  Total                                    98.7%       1.3%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Management's Performance Review

        After rising 183% in 1999, the Dresdner RCM Global Technology Fund continued to outperform its benchmarks through the end of June 2000. By making decisive shifts in the portfolio, the Fund posted strong performance, achieving total returns of 17.92% and 17.81% for the Class I and Class N shares, respectively. By comparison, the Lipper Science & Technology Fund Index, returned 8.93% while the broad-based S&P 500 Index returned -0.42%.

MARKET REVIEW

        As the year began, it was difficult to imagine how the performance of technology stocks in 2000 could match that of technology stocks in 1999, when the Lipper Science & Technology Fund Index was up over 110%. Remarkably, by March 10, the year was actually on track to beat 1999, as the high-valuation stocks continued to perform extremely well and the Nasdaq soared nearly 1,000 points.

        Unfortunately, the trend did not continue as the Nasdaq's flirtation with 5,000 was brief. Indeed, the period between early March and late May was one of the most severe corrections in technology stocks on record. A number of factors contributed to the decline, including the Federal Reserve Board's determination to raise interest rates to slow down the soaring economy, the U.S. Justice Department's aggressive antitrust case against Microsoft, and negative announcements by leading Wall Street analysts regarding the stock market, in general, and technology in particular. During this bear market, investors made it clear that they were uninterested in concept stocks with years of projected red ink -- instead, demanding profits, or at least a "path" to profitability. A slowdown in the U.S. economy and some moderate inflation data in late May eased the pressure on technology stocks, and the group staged a rally in June.

FACTORS AFFECTING PERFORMANCE

        The key to performance during the first half of 2000 was the ability to shift from aggressive to defensive stocks and back again at key junctures. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, remained invested in aggressive stocks with high valuations for much of the first quarter, perhaps staying a bit too long into March.

        Dresdner RCM re-examined the price/earnings (P/E) to growth ratios of companies in the portfolio and began trimming stocks with very high P/E to growth rate ratios. For example, a company with a P/E of 100 and a growth rate of 20 (an outlying ratio of 5) would not be purchased regardless of its future prospects. The concern was that rising interest rates puts more pressure on companies with high P/E to growth ratios. This analysis led the Fund to eliminate its exposure to QUALCOMM, a stock that rose more than 1,000% in 1999, and to lighten its exposure to Japanese technology companies. As the first quarter came to a close, some of these aggressive positions were swapped for more defensive stocks such as Cisco Systems, Dell Computer, Intel, and Sun Microsystems.

        By the end of May, the portfolio had a cash level of just over 20% and was in a position to buy back some of the more aggressive stocks that had fallen 50-80% from peak to trough.

        Throughout the six-month period, one of the portfolio's best performing stocks was Tyco International (diversified manufacturing), another company with its share of controversy. Despite an investigation by the Securities & Exchange Commission for alleged accounting irregularities, the accusations against the company were never proven. Meanwhile, management continued to invest in the company because of its strong cash flow and a belief that the stock was disproportionately punished.

        At the end of the second quarter, the Fund's international percentage was at the low end of the range, which is typically 15% to 35%. This reflects Dresdner RCM's belief that non-U.S. technology stocks became overvalued as less mature companies were bid up to a level that was ahead of their fundamental performance.

OUTLOOK

        Technology stocks have undergone a significant correction during the first half of 2000. Although there was a meaningful recovery late in the period, stock prices are still far below the highs that were reached in early March this year. At the same time, many technology companies are producing excellent sales and profit growth.

 Dresdner RCM Global Technology Fund
 Management's Performance Review

        The major questions now are whether the Federal Reserve Board has finished raising interest rates and whether the U.S. economy is in for a soft landing or something worse. The answers to these questions will help determine how technology stocks perform over the remainder of the year. In the meantime, Dresdner RCM believes that the fundamental strength of technology companies will likely enable them to outperform the broader markets over the coming years.

 Dresdner RCM Global Technology Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/27/95-6/30/00) (d)(f)

                                    LIPPER SCIENCE
                          S&P 500    & TECHNOLOGY
          CLASS I SHARES  INDEX(A)  FUND INDEX(B)
12/27/95         $10,000   $10,000         $10,000
12/31/95         $10,040    $9,952         $10,023
1/31/96          $10,370    $9,897         $10,364
2/29/96          $10,660   $10,314         $10,460
3/31/96          $10,620    $9,857         $10,561
4/30/96          $11,580   $10,840         $10,717
5/31/96          $11,930   $11,098         $10,993
6/30/96          $11,380   $10,332         $11,035
7/31/96          $10,270    $9,565         $10,547
8/31/96          $10,770   $10,055         $10,770
9/30/96          $11,870   $10,987         $11,376
10/31/96         $11,700   $10,822         $11,690
11/30/96         $12,770   $11,837         $12,573
12/31/96         $12,692   $11,626         $12,324
1/31/97          $13,689   $12,542         $13,095
2/28/97          $12,359   $11,408         $13,197
3/31/97          $11,564   $10,549         $12,654
4/30/97          $11,715   $11,007         $13,410
5/31/97          $13,447   $12,317         $14,226
6/30/97          $13,860   $12,432         $14,864
7/31/97          $15,694   $14,157         $16,047
8/31/97          $15,764   $14,245         $15,148
9/30/97          $17,094   $14,849         $15,978
10/31/97         $15,986   $13,279         $15,445
11/30/97         $15,754   $13,166         $16,160
12/31/97         $16,129   $12,537         $12,578
1/31/98          $15,976   $12,759         $12,801
2/28/98          $17,837   $14,277         $14,324
3/31/98          $18,838   $14,394         $14,442
4/30/98          $20,452   $15,012         $15,061
5/31/98          $19,227   $13,911         $13,957
6/30/98          $21,065   $14,727         $14,775
7/31/98          $20,441   $14,588         $14,636
8/31/98          $17,095   $11,850         $11,889
9/30/98          $17,790   $13,248         $13,292
10/31/98         $19,463   $14,259         $14,306
11/30/98         $22,055   $15,858         $15,910
12/31/98         $25,891   $18,423         $18,484
1/31/99          $29,859   $22,018         $20,877
2/28/99          $26,956   $21,333         $18,698
3/31/99          $30,210   $22,186         $20,603
4/30/99          $31,807   $23,045         $20,861
5/31/99          $30,634   $22,501         $20,831
6/30/99          $34,166   $23,750         $23,538
7/31/99          $34,765   $23,009         $23,530
8/31/99          $37,103   $22,894         $24,825
9/30/99          $40,043   $22,267         $25,162
10/31/99         $46,141   $23,676         $27,812
11/30/99         $56,565   $24,157         $31,936
12/31/99         $73,499   $25,580         $39,408
1/31/00          $74,939   $24,296         $38,994
2/29/00         $103,453   $23,836         $49,499
3/31/00          $93,187   $26,168         $47,994
4/30/00          $82,896   $25,380         $42,393
5/31/00          $74,766   $24,860         $37,277
6/30/00          $86,670   $25,470         $43,068

PERFORMANCE
JUNE 30, 2000

                                                                CUMULATIVE
                                                       SINCE      SINCE
GLOBAL TECHNOLOGY FUND      YTD    1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(d)                  17.92%  153.67%  84.23%    61.41%     766.70%
Class N
Average Annual Total
Return(e)(f)               17.81%  153.28%  83.86%    61.06%     754.85%
Lipper Science &
Technology Fund Index
Average Annual Total
Return(b)                   8.93%   82.98%  51.26%    38.23%     330.68%
S&P 500 Index
Average Annual Total
Return(a)                  -0.42%    7.25%  19.67%    23.03%     154.70%

        The recent strong equity market performance has been especially favorable to technology and technology-related stocks and has helped the Fund. This performance may not be sustainable and as a result, the Fund may not continue achieving the same level of performance as in the past. In addition, market volatility can dramatically affect the Fund's short-term returns and pursuing these levels of return involves accepting increased risk of volatility of return.

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 30 largest U.S. science and technology mutual funds.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class I shares commenced operations on December 27, 1995.
(e) Class N shares were first issued on January 30, 1999, and pay Rule 12b-1 fees. Class N returns through January 30, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $85,485 for the period from December 27, 1995 to June 30, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.
(g)  Unannualized.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                           % OF        MARKET VALUE
SHARES      COUNTRY                                     NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              2.8%
                     CAPITAL GOODS                              2.8%
   454,000    BH     Tyco International Ltd.                           $ 21,508,250
HEALTH CARE SECTOR                                              0.8%
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                              0.8%
    82,500    US     Amgen Inc. *                                         5,795,625
TECHNOLOGY SECTOR                                              91.6%
                     COMMUNICATIONS EQUIPMENT                  27.5%
    60,000    FR     Alcatel S.A. (ADR)                                   3,990,000
    92,600    US     Comverse Technology Inc. *                           8,611,800
    85,000    US     Corning Inc.                                        22,939,375
   103,200    US     Ditech Communications Corp. *                        9,758,850
    72,600    US     E-Tek Dynamics Inc.                                 19,152,788
   192,000    US     Foundry Networks Inc. *                             21,216,000
   263,400    JP     Furukawa Electric Co. Ltd.                           5,514,392
    90,000    US     GlobeSpan Inc. *                                    10,987,031
   151,954    US     JDS Uniphase Corp. *                                18,215,438
   107,200    US     Juniper Networks Inc. *                             15,604,300
   308,000    FI     Nokia Oyj (ADR)                                     15,380,750
    14,500    US     ONI Systems Corp. *                                  1,699,445
    50,000    US     QUALCOMM Inc. *                                      3,000,000
    83,000    US     SDL Inc. *                                          23,670,562
   175,000    US     Sycamore Networks Inc. *                            19,315,625
   545,000    SE     Telefonaktiebolaget (LM)
                     Ericsson AB (ADR)                                   10,900,000
                                                                       ------------
                                                                        209,956,356
                                                                       ------------
                     COMPUTERS & PERIPHERALS                    6.9%
   158,000    US     Dell Computer Corp. *                                7,791,375
   108,000    US     EMC Corp. *                                          8,309,250
   106,800    US     Flextronics International Ltd.                       7,335,825
   240,000    US     Network Appliance Inc. *                            19,320,000
   108,000    US     Sun Microsystems Inc. *                              9,821,250
                                                                       ------------
                                                                         52,577,700
                                                                       ------------
                     INTERNET SOFTWARE & SERVICES              12.9%
   264,000    US     Ariba Inc. *                                        25,884,375
   357,000    US     BroadVision Inc. *                                  18,140,063
   227,000    US     Commerce One Inc. *                                 10,303,672
   312,000    US     Critical Path Inc. *                                18,193,500
   190,800    US     Lycos Inc. *                                        10,303,200
        18    JP     Yahoo (Japan) Inc. *                                 7,153,962
    67,000    US     Yahoo Inc. *                                         8,299,625
                                                                       ------------
                                                                         98,278,397
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                           % OF        MARKET VALUE
SHARES      COUNTRY                                     NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     INFORMATION TECHNOLOGY
                     CONSULTING & SERVICES                      9.3%
   180,000    US     BEA Systems Inc. *                                $  8,898,750
   190,500    IS     Check Point Software
                     Technologies Ltd. *                                 40,338,375
   325,000    UK     CMG PLC *                                            4,605,281
    62,500    SE     Framtidsfabriken AB *                                  865,806
     6,500    JP     Itochu Techno-Science Corp.                          1,047,480
    13,000    JP     Itochu Techno-Science Corp. *                        1,935,228
   190,000    UK     Logica PLC                                           4,498,703
   133,200    FR     Transiciel S.A.                                      8,593,137
                                                                       ------------
                                                                         70,782,760
                                                                       ------------
                     SEMICONDUCTORS & INSTRUMENTS              23.2%
   107,000    US     Advanced Micro Devices Inc. *                        8,265,750
   133,000    US     Altera Corp. *                                      13,557,687
   215,000    US     Applied Micro Circuits Corp. *                      21,231,250
   139,000    US     Credence Systems Corp. *                             7,671,063
   201,100    US     Manufacturers' Services Ltd. *                       4,135,119
   314,000    US     Maxim Integrated Products Inc.
                     *                                                   21,332,375
   244,000    US     Micron Technology Inc. *                            21,487,250
   170,000    US     MIPS Technologies Inc. (Class
                     A) *                                                 7,225,000
    75,000    CA     PMC-Sierra Inc. *                                   13,326,563
    21,900    KR     Samsung Electronics                                  7,247,700
   273,000    FR     STMicroelectronics N.V. (N.Y.
                     Registered Shares)                                  17,523,187
   277,500    US     Vitesse Semiconductor Corp. *                       20,413,594
   165,000    US     Xilinx Inc. *                                       13,622,812
                                                                       ------------
                                                                        177,039,350
                                                                       ------------
                     SOFTWARE                                  11.8%
   159,700    US     Agile Software Corp. *                              11,288,794
   186,000    US     I2 Technologies Inc. *                              19,393,406
   144,500    US     Numerical Technologies Inc. *                        7,026,312
    78,000    US     Siebel Systems Inc. *                               12,757,875
   122,500    US     VERITAS Software Corp. *                            13,844,414
   505,000    US     Vignette Corp. *                                    26,267,891
                                                                       ------------
                                                                         90,578,692
                                                                       ------------
TOTAL EQUITY INVESTMENTS (COST $546,959,602)                   95.2%    726,517,130
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                           % OF        MARKET VALUE
SHARES      COUNTRY                                     NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                     MONEY MARKET FUNDS                         5.2%
19,869,788    US     SSgA Money Market Fund                            $ 19,869,788
19,871,639    US     SSgA U.S. Government Money
                     Market Fund                                         19,871,639
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $39,741,427)                 5.2%     39,741,427
                                                                       ------------

TOTAL INVESTMENTS (COST $586,701,029) **                      100.4%    766,258,557

                     OTHER ASSETS LESS LIABILITIES             (0.4)%    (3,392,247)
                                                                       ------------
                     NET ASSETS                               100.0%   $762,866,310
                                                                       ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $587,408,624 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $190,037,072
Unrealized depreciation                             (11,187,139)
                                                    -----------
Net unrealized appreciation                         $178,849,933
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        2.8%                  2.8%
Canada                            CA        1.7%                  1.7%
Finland                           FI        2.0%                  2.0%
France                            FR        3.9%                  3.9%
Israel                            IS        5.3%                  5.3%
Japan                             JP        2.1%                  2.1%
Korea                             KR        1.0%                  1.0%
Sweden                            SE        1.5%                  1.5%
United Kingdom                    UK        1.2%                  1.2%
United States                     US       73.7%       4.8%      78.5%
                                         ------     ------      -----
  Total                                    95.2%       4.8%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Management's Performance Review

        During the first half of 2000, health care was one of the few bright spots in an otherwise difficult stock market environment, as large cap pharmaceutical and biotechnology companies posted strong returns. For the six months ended June 30, 2000, the Dresdner RCM Health Care Fund achieved a total return of 54.39% compared to its benchmarks, the Russell Mid Cap Health Care Index, which returned 13.67% and the S&P 500 Index, which returned -0.42%.

MARKET REVIEW

        For much of the past year, pharmaceutical stocks have been under pressure due to U.S. Congressional proposals to expand Medicare coverage to include prescription drugs. Medicare reimbursement is typically very low and could squeeze profit margins. In recent weeks, however, a more moderate Republican plan has emerged that would be relatively favorable to the drug companies -- a plan that President Clinton, after some compromise, may likely sign before he leaves office. This development, along with some sector rotation out of technology and other growth stocks, has produced a positive environment for pharmaceutical companies.

        Meanwhile, a groundbreaking announcement by Celera Genomics and the National Institute of Health's Human Genome Project, stating that they had deciphered the genetic code for human life, created a positive backdrop for the biotechnology sector.

        True, biotechnology stocks sold off sharply in March when the Nasdaq's bear market dragged technology shares, particularly the unprofitable Internet companies, into sharply negative territory. However, biotechnology stocks recovered during the second quarter, while the "dot-coms" did not. In addition, the normally inverse correlation between the pharmaceutical sector and the biotechnology group did not occur.

        Beyond pharmaceuticals and biotechnology, the Dresdner RCM Global Health Care Fund, managed by Dresdner RCM Global Investors LLC ("Dresdner RCM"), concentrates in a wide range of e-health, medical device and hospital management companies. The e-health companies suffered along with the general Internet malaise. Hospital management offered investors some interesting value plays, while medical device performance was company-specific.

FACTORS AFFECTING PERFORMANCE

        The Fund's superior performance can be explained, in part, by its timely exposure to the large cap pharmaceutical sector, which reached as high as 30% of total assets during the period. Pfizer and Schering-Plough were particularly strong performers during the six-month period ended June 30, 2000. The Fund took advantage of an April sell-off in Bristol-Myers Squibb when the FDA rejected one of its blood pressure drugs. However, the stock was eventually sold when Dresdner RCM's Grassroots-SM- Research revealed that the incidence of a serious side effect was quite high in elderly and African American patients.

        The Fund's allocation to pharmaceuticals and biotechnology was at the high end of its historical range, reaching about 46% of total assets as of June 30, 2000. The Fund began the year with a heavy emphasis on genomics companies that soared in price during the first six weeks of 2000. As these stocks began to sell off in early March, Dresdner RCM diversified the portfolio by emphasizing core biotechnology companies, such as Amgen, Biogen, Genentech, and Immunex, which continue to produce exciting new therapies. Within weeks, the biotech rally was back, partly due to the impending genome announcement as well as good results that were reported at a number of medical conferences. The Fund then shifted out of relatively more conservative stocks and into more aggressive biotechnology companies such as Human Genome Sciences, Millennium Pharmaceuticals and Protein Design Labs.

        Medical device stocks, such as Johnson & Johnson, Biomet, Waters, St. Jude Medical, Stryker, ORATEC Interventions, and Molecular Devices, performed quite well. The Fund also profited from its foray into hospital and HMO stocks -- more valuation-sensitive companies that produced profits when the companies reported respectable earnings, reflecting higher hospital admissions. However, the Fund's exposure to the troubled e-health sector was minimized. Such companies as Healtheon/WebMD, Medicalogic/Medscape,

 Dresdner RCM Global Health Care Fund
 Management's Performance Review
and SciQuest.com represented a total of about 3.5% of the portfolio as of June 30, 2000, and will likely stay small until the sector's fundamentals improve.

        The Fund continued to benefit from the dual qualifications of its portfolio management team, who hold medical degrees, as well as possess extensive financial training. This unique advantage helps them to conduct bottom-up stock research in fields requiring clinical judgments about the commercial viability of pharmaceutical products, medical devices, and breakthrough scientific discoveries.

        The portfolio turnover in the Fund was high during the six months ended June 30, 2000 (279.1%), in part due to market volatility and cash flows. A high portfolio turnover rate increases the Fund's brokerage commission expenses and other transaction costs, and may increase its taxable capital gains.

OUTLOOK

        Dresdner RCM believes that pharmaceutical stocks should benefit from the passage of President Clinton's Medicare drug proposal plan in collaboration with a Republican Congress. Anything short of that is likely to put pressure on these companies. Indeed, if the Democrats retain the White House and hold a majority in the House of Representatives, then the pharmaceutical companies might face a much more negative scenario.

        The biotechnology area continues to be among the most volatile on Wall Street. Typically, disappointing news causes an over-reaction on Wall Street, which the Fund hopes to take advantage of. However, the recent run-up in biotechnology stocks makes the near-term outlook cautious. Meanwhile, the outlook for e-health and hospital management companies remains uncertain, while the performance of the medical device stocks will remain dependent on individual products rather than the overall sector.

        Longer term, Dresdner RCM believes that investors in the health care sector will continue to benefit from exciting breakthroughs in scientific knowledge. Mapping the human gene will enable researchers to develop new treatments for human illness. The challenge is to find the companies that can convert these discoveries into commercially viable products.

 Dresdner RCM Global Health Care Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96-6/30/00) (d)

                                                RUSSELL MIDCAP
          CLASS N SHARES  S&P 500 INDEX (A)  HEALTH CARE INDEX (B)
12/31/96         $10,000            $10,000                $10,000
1/31/97          $10,700            $10,625                $10,353
2/28/97          $10,650            $10,708                $10,552
3/31/97           $9,910            $10,268                 $9,637
4/30/97          $10,050            $10,881                 $9,786
5/31/97          $11,140            $11,544                $10,712
6/30/97          $11,660            $12,061                $11,201
7/31/97          $11,990            $13,021                $11,904
8/31/97          $11,790            $12,292                $11,739
9/30/97          $13,110            $12,965                $12,373
10/31/97         $12,910            $12,532                $11,644
11/30/97         $13,110            $13,113                $11,886
12/31/97         $13,000            $13,338                $11,920
1/31/98          $13,189            $13,486                $11,938
2/28/98          $14,060            $14,458                $13,012
3/31/98          $14,584            $15,199                $13,725
4/30/98          $14,897            $15,352                $14,044
5/31/98          $14,261            $15,088                $13,805
6/30/98          $14,295            $15,701                $14,337
7/31/98          $14,216            $15,533                $13,961
8/31/98          $12,241            $13,287                $11,459
9/30/98          $13,659            $14,139                $13,170
10/31/98         $14,004            $15,288                $13,869
11/30/98         $15,109            $16,215                $14,571
12/31/98         $16,324            $17,148                $15,903
1/31/99          $16,482            $17,865                $15,117
2/28/99          $16,056            $17,310                $14,398
3/31/99          $15,813            $18,002                $14,287
4/30/99          $15,059            $18,699                $13,244
5/31/99          $14,937            $18,257                $13,466
6/30/99          $15,874            $19,271                $13,772
7/31/99          $15,777            $18,670                $13,446
8/31/99          $16,117            $18,577                $13,300
9/30/99          $15,071            $18,068                $11,845
10/31/99         $16,056            $19,211                $11,925
11/30/99         $17,334            $19,601                $12,625
12/31/99         $21,013            $20,756                $14,185
1/31/00          $24,184            $19,714                $14,290
2/29/00          $34,536            $19,341                $14,395
3/31/00          $26,042            $21,233                $14,071
4/30/00          $25,614            $20,594                $13,903
5/31/00          $25,231            $20,171                $14,171
6/30/00          $32,442            $20,668                $15,639

PERFORMANCE
JUNE 30, 2000

                                                                CUMULATIVE
                                                       SINCE      SINCE
GLOBAL HEALTH CARE FUND     YTD    1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class N
Average Annual Total
Return(d)                  54.39%  104.37%  40.65%    39.97%     224.42%
S&P 500 Index
Average Annual Total
Return(a)                  -0.42%    7.25%  19.67%    23.05%     106.68%
Russell Midcap Health
Care Index
Average Annual Total
Return(b)                  13.67%   13.57%  11.77%    13.63%      56.39%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class N shares commenced operations on December 31, 1996.
(e)  Unannualized.

 Dresdner RCM Global Health Care Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              0.7%
                     COMMERCIAL SERVICES & SUPPLIES             0.7%
    26,000    US     Ventro Corp. *                                   $   490,750
HEALTH CARE SECTOR                                             80.9%
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                  26.5%
    17,500    US     Aclara Biosciences Inc. *                            891,406
    10,000    US     Allscripts Inc. *                                    230,000
    23,600    US     ArthroCare Corp. *                                 1,256,700
    37,800    US     Aspect Medical Systems Inc. *                      1,020,600
    29,700    US     Biomet Inc.                                        1,141,594
    74,900    US     Charles River Laboratories
                     International Inc. *                               1,661,844
    21,500    US     INAMED Corp. *                                       787,438
    10,400    US     Inhale Therapeutic Systems
                     Inc. *                                             1,055,275
    67,200    US     InnerDyne Inc. *                                     495,600
     9,500    US     Invitrogen Corp. *                                   714,430
    42,700    US     Mentor Corp.                                       1,160,906
    14,200    US     Molecular Devices Corp. *                            982,462
    32,900    US     ORATEC Interventions Inc. *                        1,098,037
    37,300    US     Stryker Corp.                                      1,631,875
    64,600    US     VISX Inc. *                                        1,812,837
    11,500    US     Waters Corp. *                                     1,435,344
                                                                      -----------
                                                                       17,376,348
                                                                      -----------
                     HEALTH CARE PROVIDERS &
                     SERVICES                                   8.0%
    13,300    US     CareInsite Inc. *                                    237,738
    33,200    US     Community Health Care *                              537,425
    65,200    US     E.Medsoft.com (Private
                     Placement) *                                         463,572
    80,000    US     Health Management Associates
                     Inc. *                                             1,045,000
    87,300    US     Healtheon/WebMD Corp. *                            1,293,131
   100,700    US     MedicaLogic/Medscape Inc. *                          931,475
    55,000    US     SciQuest.com Inc. *                                  629,062
    14,300    US     XCare.net Inc. *                                      76,863
                                                                      -----------
                                                                        5,214,266
                                                                      -----------
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                             46.4%
     8,800    US     Abgenix Inc. *                                     1,054,762
    20,000    US     Alkermes Inc. *                                      942,500
     9,500    US     American Home Products Corp.                         558,125
    22,000    US     Amgen Inc. *                                       1,545,500
     6,000    UK     AstraZeneca Group PLC (ADR)                          279,000
    37,500    US     AVANT Immunotherapeutics Inc.
                     *                                                    396,094
    22,500    US     Cell Genesys Inc. *                                  630,000
    27,200    US     Cell Therapeutics Inc. *                             833,000
    22,500    UK     Celltech Group PLC (ADR) *                           852,187
    15,000    US     Cephalon Inc. *                                      898,125

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY (CONTINUED)
     9,000    US     Gene Logic Inc. *                                $   321,188
     8,300    US     Genentech Inc. *                                   1,427,600
    21,500    UK     Glaxo Wellcome PLC (ADR)                           1,242,969
     7,000    US     Human Genome Sciences Inc. *                         933,625
     9,200    US     IDEC Pharmaceuticals Corp. *                       1,079,275
    33,000    US     Immunomedics Inc. *                                  808,500
    15,500    US     Intermune Pharmaceuticals Inc.
                     *                                                    640,344
    15,900    US     Johnson & Johnson                                  1,619,812
     1,600    US     La Jolla Pharmaceutical Co. *                          6,600
     7,000    US     Maxygen Inc. *                                       397,359
    17,000    US     Medarex Inc. *                                     1,436,500
     8,000    US     Merck & Co. Inc.                                     613,000
    32,500    US     MGI Pharma Inc. *                                    934,883
     7,500    US     Millennium Pharmaceuticals
                     Inc. *                                               839,063
    22,500    US     OSI Pharmaceuticals Inc. *                           648,281
     7,100    US     PE Corp. - PE Biosystems Group                       467,713
    31,500    US     Pfizer Inc.                                        1,512,000
    17,500    US     Pharmacia Corp.                                      904,531
    34,400    US     PRAECIS Pharmaceuticals Inc. *                       958,900
     6,000    US     Protein Design Labs Inc. *                           989,719
    62,500    SE     PyroSequencing AB *                                  726,850
     2,200    NL     QIAGEN N.V. (ADR) *                                  382,800
    22,900    US     Schering-Plough Corp.                              1,156,450
     8,000    US     Sepracor Inc. *                                      965,000
     8,000    IS     Teva Pharmaceutical Industries
                     Ltd. (ADR)                                           443,500
    13,000    US     Titan Pharmaceuticals Inc. *                         559,000
    27,400    US     Virologic Inc. *                                     407,575
                                                                      -----------
                                                                       30,412,330
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $49,879,191)                    81.6%   53,493,694
                                                                      -----------
   FACE
  AMOUNT
----------
SHORT-TERM INVESTMENTS
                     COMMERCIAL PAPER                           9.2%
$6,000,000    US     American Express Credit Corp.
                     6.780% maturing 07/05/00                           5,995,480
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
                     MONEY MARKET FUNDS                         7.2%
 2,361,720    US     SSgA Money Market Fund                           $ 2,361,720
 2,361,720    US     SSgA U.S. Government Money
                     Market Fund                                        2,361,720
                                                                      -----------
                                                                        4,723,440
                                                                      -----------

TOTAL SHORT-TERM INVESTMENTS (COST $10,718,920)                16.4%   10,718,920
                                                                      -----------

TOTAL INVESTMENTS (COST $60,598,111) **                        98.0%   64,212,614

                     OTHER ASSETS LESS LIABILITIES              2.0%    1,342,363
                                                                      -----------
                     NET ASSETS                               100.0%  $65,554,977
                                                                      ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $60,644,140 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $7,889,124
Unrealized depreciation                             (4,320,650)
                                                    ----------
Net unrealized appreciation                         $3,568,474
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Israel                            IS        0.7%                  0.7%
Netherlands                       NL        0.6%                  0.6%
Sweden                            SE        1.1%                  1.1%
United Kingdom                    UK        3.6%                  3.6%
United States                     US       75.6%       18.4%     94.0%
                                         ------     -------     -----
  Total                                    81.6%       18.4%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review

        The combination of higher interest rates in Europe along with a marked reversal in sector returns, presented a burdensome backdrop for the Dresdner RCM International Growth Equity Fund. The Fund posted total returns of -13.29% and -13.40% for Class I and N shares, respectively, for the six months ended
June 30, 2000. The Fund's primary benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE), returned -3.95% for the same period while the Fund's secondary benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (ACWIxU.S), returned -3.33%.

MARKET REVIEW

        Market volatility continued throughout the first half of the year, driven primarily by rising interest rates. Heeding inflationary pressures, the European Central Bank raised short-term interest rates by 75 basis points during the second quarter. However, the Bank of Japan continued to uphold a benign interest rate environment, though it appears likely that it will move monetary policy from the current zero interest-rate in the near future.

        Higher interest rates during the second quarter translated into a higher cost of capital and higher discount rates, resulting in a compression of P/E multiples in many new economy stocks. In contrast to the first quarter when new economy stocks helped the technology, telecommunications, and media sectors soar, rising interest rates dampened valuations and investor enthusiasm creating a sharp sector reversal.

        The new economy sectors underperformed (telecom services was down 20.2%, technology was down 6.5%) versus historically safe-haven sectors (consumer staples up 8.6%, healthcare up 7.4%). The telecom services sector was particularly affected by the U.K. government's pioneering decision to auction next generation mobile phone licenses -- the auction resulted in a windfall to the government at the expense of the mobile telecom operators. The sector rotation to old economy stocks was also reflected in a 1.5% rise in the EAFE Value Index versus a 9.2% decline in the EAFE Growth Index.

FACTORS AFFECTING PERFORMANCE

        Early in 2000 Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, had overweighted new economy sectors. The Fund was overweighted in the technology, telecommunications and media sectors as they offered extraordinary growth potential with attractive valuations relative to their U.S. counterparts. During the period of negative sentiment in April and May, when the market favored old economy stocks, Dresdner RCM did not alter its strategy of investing in new economy themes. The decision to stay invested in current themes negatively impacted the Fund's performance.

        An effective strategy of overweighting the communications equipment industry and underweighting the automotive industry offset sub-optimal sector selection. The overweights to Internet software & services, telecom services and IT consulting & services industry negatively impacted the portfolio along with the underweights to the pharmaceutical & biotechnology and the food, beverage & tobacco industries.

        During the second quarter, Dresdner RCM increased the Fund's weight to the consumer staples sector. The rationale was based upon Dresdner RCM's belief that these companies should grow as they become more efficient. Furthermore, in today's volatile market environment, the visible earnings of consumer staples companies make them very attractive. Finally, part of the investment process is predicated upon theme transfer-Dresdner RCM analyzes developments in one region or sector and examines the possibility of the theme eventually being repeated in other sectors or regions. Regarding retailers, the experience in the United States (particularly with Wal-Mart) is that companies are becoming increasingly efficient at securing products. As of June 30, 2000, the Fund's positions included exposure to retailers (e.g. Tesco in the U.K. and Carrefour in France), as well as to producers (e.g. Nestle in Switzerland, and Femsa in Mexico).

        Grassroots-SM- Research continued to add value to Dresdner RCM's overall investment approach. The department recently completed a study in which it surveyed 35 logistics and supply-chain managers at food and household goods producers and retailers in Europe

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review
to determine the efficiency and sophistication of their supply-chain systems, and to evaluate relationships between the two groups. All surveyed sources are attempting to improve warehousing and delivery systems, thus providing supporting evidence for the consumer staples investment theme. Regarding retailers, one German logistics manager noted, "the future is the Wal-Mart system, where ordering runs automatically over the Internet, but Germany is far away from this model."

OUTLOOK

        Dresdner RCM maintains the conviction that the current volatile market environment will continue, but that most of the technical correction within new economy stocks is generally over. The fundamentals of many technology stocks has not changed and with valuations even more compelling at this time, the Fund's overweight to new economy sectors remains in place.

        An economic soft-landing scenario, with inflation in check and less heated growth, will be a positive environment for growth stocks. Dresdner RCM's bottom-up investment philosophy seeks investments in high-quality companies possessing strong earnings growth potential and attractive valuations that are well positioned to take advantage of change in the global economy. In the current market environment, the Fund's portfolio managers are emphasizing visible earnings growth, guiding the Fund to overweight positions in technology, and telecom services, along with selective companies in other sectors. Given the supporting evidence by Grassroots-SM- Research along with additional analysis, the Fund has narrowed the underweight position to the consumer staples sector.

        Concern over the United Kingdom's mobile phone auction did lead to a slightly reduced overweight position to the telecom services sector. However, as telecom companies continue to strike alliances across borders (e.g., KPN of the Netherlands with NTT DoCoMo of Japan, France Telecom's purchase of Orange of the
UK), the amount of competition bidding for future mobile licenses will shrink, thereby providing some relief to these companies.

        The characteristics of the Fund's portfolio are consistent with Dresdner RCM's bottom-up process and rigorous investment discipline of quality growth companies with outstanding valuations. Going forward, these strong, viable companies should provide value to investors in the International Growth Equity Fund.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE FROM COMMENCEMENT OF OPERATIONS
$10,000 Investment (12/28/94 - 6/30/00)(d)(f)

          CLASS I SHARES  MSCI-EAFE INDEX(A)   MSCI-ACWI FREE(B)
12/28/94         $10,000              $10,000            $10,000
1/31/95           $9,555               $9,616             $9,617
2/28/95           $9,577               $9,591             $9,592
3/31/95          $10,054              $10,192            $10,193
4/30/95          $10,492              $10,579            $10,579
5/31/95          $10,564              $10,455            $10,455
6/30/95          $10,847              $10,274            $10,275
7/31/95          $11,570              $10,916            $10,917
8/31/95          $11,420              $10,502            $10,503
9/30/95          $11,665              $10,710            $10,711
10/31/95         $11,489              $10,426            $10,426
11/30/95         $11,522              $10,719            $10,719
12/31/95         $11,799              $11,153            $11,153
1/31/96          $12,126              $11,201            $11,201
2/29/96          $12,271              $11,241            $11,241
3/31/96          $12,648              $11,483            $11,483
4/30/96          $13,096              $11,819            $11,820
5/31/96          $13,263              $11,604            $11,604
6/30/96          $13,353              $11,672            $11,673
7/31/96          $12,822              $11,334            $11,334
8/31/96          $13,108              $11,361            $11,362
9/30/96          $13,404              $11,666            $11,666
10/31/96         $13,302              $11,549            $11,549
11/30/96         $13,864              $12,011            $12,011
12/31/96         $14,078              $11,859            $11,860
1/31/97          $14,355              $11,447            $11,447
2/28/97          $14,477              $11,637            $11,637
3/31/97          $14,410              $11,682            $11,683
4/30/97          $14,654              $11,746            $11,747
5/31/97          $15,606              $12,513            $12,514
6/30/97          $16,502              $13,207            $13,207
7/31/97          $17,509              $13,423            $13,424
8/31/97          $16,292              $12,423            $12,424
9/30/97          $17,620              $13,121            $13,122
10/31/97         $16,458              $12,116            $12,117
11/30/97         $16,414              $11,995            $11,996
12/31/97         $16,603              $12,103            $12,071
1/31/98          $17,063              $12,660            $12,432
2/28/98          $17,924              $13,475            $13,261
3/31/98          $18,602              $13,893            $13,720
4/30/98          $18,954              $14,005            $13,818
5/31/98          $19,063              $13,941            $13,568
6/30/98          $19,123              $14,050            $13,517
7/31/98          $19,754              $14,196            $13,645
8/31/98          $17,063              $12,440            $11,721
9/30/98          $16,033              $12,062            $11,474
10/31/98         $16,869              $13,322            $12,675
11/30/98         $17,730              $14,008            $13,356
12/31/98         $18,895              $14,564            $13,816
1/31/99          $19,223              $14,525            $13,801
2/28/99          $18,429              $14,182            $13,492
3/31/99          $18,832              $14,778            $14,144
4/30/99          $19,160              $15,379            $14,851
5/31/99          $18,290              $14,590            $14,153
6/30/99          $19,804              $15,162            $14,804
7/31/99          $20,836              $15,617            $15,152
8/31/99          $21,050              $15,678            $15,205
9/30/99          $21,479              $15,840            $15,308
10/31/99         $23,232              $16,437            $15,878
11/30/99         $26,524              $17,012            $16,513
12/31/99         $30,357              $18,541            $18,088
1/31/00          $28,998              $17,366            $17,106
2/29/00          $31,077              $17,837            $17,568
3/31/00          $30,330              $18,532            $18,229
4/30/00          $27,639              $17,561            $17,211
5/31/00          $25,126              $17,136            $16,748
6/30/00          $26,321              $17,810            $17,485

PERFORMANCE FROM FIRST PUBLIC OFFERING
$10,000 Investment (5/22/95 - 6/30/00)(d)(f)

          CLASS I SHARES  MSCI-EAFE INDEX(A)   MSCI-ACWI FREE(B)
5/22/95          $10,000              $10,000            $10,000
5/31/95          $10,233               $9,984            $10,222
6/30/95          $10,508               $9,811            $10,081
7/31/95          $11,208              $10,424            $10,654
8/31/95          $11,063              $10,029            $10,284
9/30/95          $11,300              $10,228            $10,460
10/31/95         $11,130               $9,956            $10,180
11/30/95         $11,161              $10,236            $10,420
12/31/95         $11,430              $10,650            $10,831
1/31/96          $11,747              $10,696            $10,980
2/29/96          $11,887              $10,735            $10,980
3/31/96          $12,254              $10,965            $11,184
4/30/96          $12,686              $11,287            $11,523
5/31/96          $12,848              $11,081            $11,350
6/30/96          $12,935              $11,147            $11,408
7/31/96          $12,421              $10,823            $11,029
8/31/96          $12,698              $10,849            $11,094
9/30/96          $12,985              $11,140            $11,369
10/31/96         $12,886              $11,029            $11,256
11/30/96         $13,430              $11,470            $11,690
12/31/96         $13,638              $11,325            $11,554
1/31/97          $13,906              $10,931            $11,342
2/28/97          $14,024              $11,113            $11,549
3/31/97          $13,959              $11,156            $11,525
4/30/97          $14,195              $11,217            $11,622
5/31/97          $15,117              $11,950            $12,340
6/30/97          $15,986              $12,612            $13,021
7/31/97          $16,961              $12,819            $13,284
8/31/97          $15,782              $11,864            $12,239
9/30/97          $17,069              $12,530            $12,901
10/31/97         $15,943              $11,571            $11,803
11/30/97         $15,900              $11,455            $11,656
12/31/97         $16,083              $11,558            $11,790
1/31/98          $16,529              $12,090            $12,142
2/28/98          $17,363              $12,868            $12,952
3/31/98          $18,020              $13,267            $13,400
4/30/98          $18,361              $13,375            $13,497
5/31/98          $18,466              $13,313            $13,252
6/30/98          $18,525              $13,417            $13,202
7/31/98          $19,136              $13,556            $13,327
8/31/98          $16,529              $11,879            $11,448
9/30/98          $15,532              $11,518            $11,207
10/31/98         $16,342              $12,722            $12,380
11/30/98         $17,175              $13,377            $13,045
12/31/98         $18,304              $13,908            $13,495
1/31/99          $18,622              $13,871            $13,480
2/28/99          $17,852              $13,543            $13,178
3/31/99          $18,243              $14,112            $13,815
4/30/99          $18,561              $14,687            $14,580
5/31/99          $17,718              $13,933            $13,790
6/30/99          $19,184              $14,479            $14,459
7/31/99          $20,186              $14,914            $14,799
8/31/99          $20,394              $14,972            $14,851
9/30/99          $20,809              $15,126            $14,952
10/31/99         $22,508              $15,696            $15,508
11/30/99         $25,697              $16,246            $16,129
12/31/99         $29,407              $17,706            $17,667
1/31/00          $28,091              $16,584            $16,708
2/29/00          $30,105              $17,033            $17,159
3/31/00          $29,381              $17,697            $17,804
4/30/00          $26,775              $16,770            $16,811
5/31/00          $24,339              $16,364            $16,358
6/30/00          $25,498              $17,010            $17,018

PERFORMANCE(c)
JUNE 30, 2000

INTERNATIONAL                                                   LIFE OF FUND       LIFE OF FUND
GROWTH EQUITY                                                 ANNUALIZED SINCE   CUMULATIVE SINCE
FUND                       YTD(G)   1 YEAR  3 YEARS  5 YEARS  12/28/94  5/25/95  12/28/94  5/25/95
Class I
Average Annual
Total Return(d)            -13.29%  32.91%  16.84%   19.40%    19.21%   20.11%   163.21%   154.98%
Class N
Average Annual
Total Return(e)(f)         -13.40%  32.57%  16.55%   19.11%    18.91%   19.82%   159.65%   151.79%
MSCI-EAFE Index
Average Annual
Total Return(a)             -3.95%  17.46%  10.48%   11.63%    11.05%   11.02%    78.10%    70.10%
MSCI-ACWI Ex-U.S. Free
Average Annual
Total Return(b)             -3.33%  18.11%   9.46%   11.12%    10.68%   11.11%    74.85%    70.18%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI-EAFE Index is arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(b) The MSCI All Country World Free Ex-U.S. Index ("ACWI") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison

(d) The Class I shares were registered for offer and sale under the Securities Act of 1933 on May 22, 1995. In accordance with SEC regulations, performance information is provided for the period beginning on May 22, 1995 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on December 28, 1994 ("Commencement of Operations").
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $25,965 and $25,179 for the Fund from December 28, 1994 to June 30, 2000 and from May 22, 1995 to June 30, 2000, respectively. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.
(g)  Unannualized.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                             4.4%
                    CAPITAL GOODS                              3.7%
   12,000    DE     Aixtron AG                                       $  1,656,442
   58,200    DE     Siemens AG                                          8,814,800
  131,000    JP     Sumitomo Corp.                                      1,477,134
                                                                     ------------
                                                                       11,948,376
                                                                     ------------
                    COMMERCIAL SERVICES & SUPPLIES             0.7%
  197,300    HK     Hutchison Whampoa Ltd.                              2,480,477
CONSUMER DISCRETIONARY SECTOR                                  9.5%
                    AUTOMOBILES & COMPONENTS                   0.7%
      831    DE     Porsche AG (Non-Voting
                    Preferred Shares)                                   2,270,274
                    CONSUMER DURABLES & APPAREL                3.7%
   11,180    FR     LVMH (Louis Vuitton Moet
                    Hennessy)                                           4,628,683
   73,400    JP     Sony Corp.                                          6,868,144
    5,000    JP     Sony Corp. (ADR)                                      471,563
                                                                     ------------
                                                                       11,968,390
                                                                     ------------
                    MEDIA                                      4.5%
   46,900    JP     Asatsu-DK Inc.                                      1,928,281
  125,300    IT     Mediaset S.p.A.                                     1,921,779
   59,000    FR     Societe Television Francaise                        4,128,642
  116,140    AU     The News Corp. Ltd.                                 1,603,855
   50,400    NL     VNU N.V.                                            2,613,727
  169,600    UK     WPP Group PLC                                       2,477,708
                                                                     ------------
                                                                       14,673,992
                                                                     ------------
                    RETAILING                                  0.6%
   14,401    JP     Ryohin Keikaku Co. Ltd.                             1,837,430
CONSUMER STAPLES SECTOR                                        3.8%
                    FOOD & DRUG RETAILING                      2.3%
   70,800    FR     Carrefour Supermarche S.A.                          4,859,356
  839,000    UK     Tesco PLC                                           2,610,182
                                                                     ------------
                                                                        7,469,538
                                                                     ------------
                    FOOD, BEVERAGE & TOBACCO                   1.5%
   36,700    MX     Fomento Economico Mexicano
                    S.A. de C.V. (ADR)                                  1,580,394
       20    JP     Hokuto Corp.                                              731
    1,550    CH     Nestle S.A. *                                       3,112,268
                                                                     ------------
                                                                        4,693,393
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
ENERGY SECTOR                                                  5.8%
                    ENERGY                                     5.8%
  387,874    UK     BP Amoco PLC                                     $  3,722,861
   12,000    UK     BP Amoco PLC (ADR)                                    678,750
  723,500    UK     Shell Transport & Trading Co.                       6,040,613
   55,100    FR     Total Fina Elf S.A. (B Shares)                      8,482,611
                                                                     ------------
                                                                       18,924,835
                                                                     ------------
FINANCIAL SECTOR                                              19.5%
                    BANKS                                      7.1%
  316,400    ES     Banco Bilbao Vizcaya
                    Argentaria S.A.                                     4,746,607
   36,700    DE     Bayerische Hypo-und
                    Vereinsbank AG                                      2,380,293
  293,600    IT     Bipop-Carire S.p.A. *                               2,319,080
   50,800    FR     BNP Paribas                                         4,908,589
   71,100    DE     Deutsche Bank AG                                    5,875,019
  168,000    JP     Industrial Bank of Japan Ltd.                       1,276,655
  175,000    UK     Lloyds TSB Group PLC                                1,653,178
                                                                     ------------
                                                                       23,159,421
                                                                     ------------
                    DIVERSIFIED FINANCIALS                     5.3%
  461,000    JP     Daiwa Securities Group Inc.                         6,100,102
  275,810    UK     HSBC Holdings PLC                                   3,157,914
  196,000    JP     Nikko Securities Co. Ltd.                           1,945,152
  250,000    JP     Nomura Securities Co. Ltd.                          6,131,765
                                                                     ------------
                                                                       17,334,933
                                                                     ------------
                    INSURANCE                                  7.1%
   15,600    DE     Allianz AG *                                        5,627,185
   31,500    FR     Axa S.A.                                            4,982,266
   15,200    DE     Muenchener
                    Rueckversicherungs-Gesellschaft
                    AG                                                  4,793,712
  158,611    UK     Prudential Corp. PLC                                2,324,372
  114,900    SE     Skandia Forsakrings AB *                            3,052,393
    4,300    CH     Zurich Allied AG *                                  2,131,403
                                                                     ------------
                                                                       22,911,331
                                                                     ------------
HEALTH CARE SECTOR                                             4.8%
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                              4.8%
  144,400    UK     Celltech Group PLC (ADR)                            2,798,170
  262,200    UK     Glaxo Wellcome PLC                                  7,649,118
    6,400    NL     QIAGEN N.V. *                                       1,116,564

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
                                                  PHARMACEUTICALS & BIOTECHNOLOGY
                                                               4.8%:(Continued)
    4,100    NL     QIAGEN N.V. (ADR) *                              $    713,400
   47,900    JP     Takeda Chemical Industries
                    Ltd.                                                3,151,033
                                                                     ------------
                                                                       15,428,285
                                                                     ------------
MATERIALS SECTOR                                               1.2%
                    MATERIALS                                  1.2%
  769,000    JP     Kawasaki Steel Corp.                                1,104,786
   57,000    JP     Shin Etsu Chemical Co. Ltd.                         2,898,446
                                                                     ------------
                                                                        4,003,232
                                                                     ------------
TECHNOLOGY SECTOR                                             28.7%
                    COMMUNICATIONS EQUIPMENT                  14.1%
    3,000    DE     ADVA AG Optical Networking *                        1,711,081
   61,000    FR     Alcatel                                             4,017,159
  162,000    JP     Furukawa Electric Co. Ltd.                          3,391,540
   30,600    JP     Matsushita Communications
                    Industrial Co.                                      3,580,554
  287,200    FI     Nokia Oyj (ADR)                                    14,715,146
  105,000    CA     Nortel Networks Corp.                               7,166,250
  571,900    SE     Telefonaktiebolaget LM
                    Ericsson AB (B Shares)                             11,378,369
                                                                     ------------
                                                                       45,960,099
                                                                     ------------
                    COMPUTERS & PERIPHERALS                    1.6%
  154,000    JP     Fujitsu Ltd.                                        5,341,890
                    INTERNET SOFTWARE & SERVICES               1.7%
   19,800    JP     SOFTBANK Corp.                                      2,694,858
        7    JP     Yahoo (Japan) Inc. *                                2,782,096
                                                                     ------------
                                                                        5,476,954
                                                                     ------------
                    INFORMATION TECHNOLOGY
                    CONSULTING & SERVICES                      1.2%
   17,700    IS     Check Point Software
                    Technologies Ltd. *                                 3,747,975
                    SEMICONDUCTORS & INSTRUMENTS               9.8%
   90,700    NL     ASM Lithography Holding N.V.
                    (N.Y. Registered Shares) *                          4,002,137
   29,200    DE     Epcos AG *                                          2,924,758
   21,900    JP     Funai Electric Co. Ltd.                             3,506,434
  242,000    JP     NEC Corp.                                           7,616,716
   13,600    KR     Samsung Electronics                                 4,500,855
  144,000    FR     STMicroelectronics N.V. (N.Y.
                    Registered Shares)                                  9,243,000
                                                                     ------------
                                                                       31,793,900
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    SOFTWARE                                   0.3%
    7,500    UK     Autonomy Corp. PLC *                             $    922,500
TELECOMMUNICATION SERVICES SECTOR                             16.4%
                    TELECOMMUNICATION SERVICES                16.4%
  217,171    UK     British Telecom PLC                                 2,807,739
  838,000    CI     China Telecom (Hong Kong) Ltd.
                    *                                                   7,390,924
   49,800    UK     COLT Telecom Group PLC *                            1,658,628
   68,100    BR     Embratel Participacoes S.A.
                    (ADR)                                               1,608,863
   19,900    UK     Energis PLC                                           746,537
   52,100    KR     Korea Telecom Corp. (ADR)                           2,520,338
   40,000    NL     KPN N.V.                                            1,796,396
      314    JP     NTT DoCoMo Inc.                                     8,517,648
    5,300    KR     SK Telecom Co. Ltd.                                 1,734,996
   10,000    KR     SK Telecom Co. Ltd. (ADR)                           3,273,577
   31,500    FI     Sonera Oyj                                          1,441,838
  269,200    ES     Telefonica S.A. *                                   5,806,173
   93,300    MX     Telefonos de Mexico S.A. (ADR)                      5,329,762
2,121,899    UK     Vodafone AirTouch PLC                               8,576,949
                                                                     ------------
                                                                       53,210,368
                                                                     ------------
UTILITIES SECTOR                                               1.5%
                    UTILITIES                                  1.5%
  398,500    UK     Centrica PLC                                        1,330,252
   40,900    FR     Vivendi S.A.                                        3,624,621
                                                                     ------------
                                                                        4,954,873
                                                                     ------------
TOTAL EQUITY INVESTMENTS (COST $279,131,511)                  95.6%   310,512,466
                                                                     ------------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         3.5%
5,276,268    US     SSgA Money Market Fund                              5,276,268
6,041,378    US     SSgA U.S. Government Money
                    Market Fund                                         6,041,378
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,317,646)                3.5%    11,317,646
                                                                     ------------

TOTAL INVESTMENTS (COST $290,449,157) **                      99.1%   321,830,112

                    OTHER ASSETS LESS LIABILITIES              0.9%     2,917,975
                                                                     ------------
                    NET ASSETS                               100.0%  $324,748,087
                                                                     ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $292,811,547 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $42,132,591
Unrealized depreciation                             (13,114,026)
                                                    -----------
Net unrealized appreciation                         $29,018,565
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Australia                         AU        0.5%                  0.5%
Brazil                            BR        0.5%                  0.5%
Canada                            CA        2.2%                  2.2%
China                             CI        2.3%                  2.3%
Finland                           FI        5.0%                  5.0%
France                            FR       15.1%                 15.1%
Germany                           DE       11.4%                 11.4%
Hong Kong                         HK        0.7%                  0.7%
Israel                            IS        1.2%                  1.2%
Italy                             IT        1.3%                  1.3%
Japan                             JP       22.4%                 22.4%
Korea                             KR        3.7%                  3.7%
Mexico                            MX        2.1%                  2.1%
Netherlands                       NL        2.8%                  2.8%
Spain                             ES        3.3%                  3.3%
Sweden                            SE        4.4%                  4.4%
Switzerland                       CH        1.6%                  1.6%
United Kingdom                    UK       15.1%                 15.1%
United States                     US        0.0%       4.4%       4.4%
                                         ------     ------      -----
  Total                                    95.6%       4.4%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review

        Following its 92% total return for 1999, the Dresdner RCM Emerging Markets Fund continued to outperform its benchmarks for the first half of 2000. However, returns for both were negative halfway through the calendar year 2000, as emerging markets continued to track the turbulent performance of the Nasdaq. For the six month period ended June 30, 2000, the Fund produced total returns of -3.62% and -3.74% for the Class I and Class N shares, respectively. In comparison, the Morgan Stanley Capital International Emerging Markets Free Index returned -7.98% while the Standard & Poor's (formerly International Finance Corporation) Emerging Markets Index returned -9.22%.

MARKET REVIEW

        Economic growth began to slow in the U.S., Europe, Latin America and Japan during the second quarter of 2000. Latin American gross domestic product
(GDP) growth was below expectations, except in Mexico, which benefited from high exports to a strong U.S. economy, as capital inflows were very tentative. Japan continued to advance very modestly, although the rest of Asia continued to show strong growth from exports into the U.S. market.

        Slower economic growth translated into slower top-line growth for most companies, particularly economically cyclical stocks such as basic materials and chemicals. Meanwhile, rising interest rates in the U.S. and Europe negatively impacted bank stocks.

        On the political front, the leadership change in Russia, from Boris Yeltsin to Vladimir Putin, caused the Russian market to rally, although it is still unclear at this time whether the new Russian leader is a friend or foe of capitalism. South and North Korea made friendly overtures to one another, but any unification could be very taxing on a fragile economic system.

        Emerging markets continue to be very highly correlated with the Nasdaq, which began to correct in late March. As long as U.S. technology stocks falter, inflows into emerging markets are likely to remain subdued as investors' appetite for risk moderates. However, longer term trends such as the impact of technology, the privatization of government sectors and the globalization of finance remain positive influences.

FACTORS AFFECTING PERFORMANCE

        The key to outperforming the benchmarks during the first half of 2000 was the ability to "dodge bullets," or avoid companies that missed their profit expectations. For example, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, was underweight in bank stocks, not just because of rising interest rates, but because banks are at the mercy of capital flows in being able to participate in syndicated bank loans from the developed markets. As a result, strong-performing banks in Mexico and other Latin American countries were sold at the end of the first quarter, while banks that had fallen in value were selectively added to the portfolio during the second quarter. In a slow-growth environment where unit profit growth would be difficult, a decision was made to avoid companies whose only profit gains would come from increased sales. That ruled out a number of companies such as consumer staples, dependent on accelerating consumer spending. Instead, the focus remained on companies that can continue to generate substantial cash flow, without having to produce heroic gains in revenues and market share.

        Management also avoided a number of Internet stocks, as well as smaller country markets, such as Colombia, Peru, Venezuela, Indonesia, Thailand, Greece and Turkey. Once again, investors in emerging market Internet companies mimicked the behavior of U.S. investors who fled money-losing "dot-coms." It also appears that emerging market investors increasingly preferred larger markets and larger cap stocks due to their liquidity advantages.

        To be sure, the Fund continued to benefit from its technology holdings, which generally posted positive first-half performance, despite a negative second quarter. The Fund's largest holding, Samsung Electronics, viewed as a safe haven by portfolio managers, advanced nearly 40% during the period while the Korean stock market fell 4.22%, relative to US dollars. The first half continued to be strong for Infosys Technologies, a leading software company in India, and Israeli-based Check Point Software Technologies, a global leader in Internet security. Dresdner RCM's Grassroots-SM- Research division

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review
surveyed information technology managers and concluded that Check Point was gaining market share, providing confidence to add to the position when the stock fell sharply in April 2000. In addition, Asustek Computer, a Taiwanese manufacturer, and Taiwan Semiconductor benefited the portfolio.

        Another positive theme was cellular communications and infrastructure. The Fund's holding in China Telecom was confirmed by Dresdner RCM's Grassroots-SM- Research, which surveyed Chinese provinces and found that China Telecom had an edge in the marketplace over its chief rival.

        Outside of technology and telecom, success stories included Companhia Cervejaria Brahma, a Brazilian beverage company that is now the largest beer manufacturer in Latin America, and Hindustan Lever, the leading provider of health and beauty products in India, where personal beauty has been a national focus since the crowning of an Indian Miss Universe last year.

        The Fund was negatively impacted by its holdings in commodity companies such as South Africa-based Sappi, the largest producer of glossy paper used in magazines throughout Europe. Paper pricing was not as strong as expected, and the stock performance was disappointing. Another example, Norilsk Nickel, a Russian-based producer of platinum and other metals, generated three times the operating profit of the previous year, but was under pressure due to the political uncertainties in the former Soviet Union.

OUTLOOK

        Dresdner RCM believes that the performance of emerging markets will likely be volatile over the next few months, as concerns over inflation, rising interest rates, and a soft economic landing in the United States continue to loom on the horizon. The environment for investment managers is expected to remain difficult, as the world seems to be curtailing capital flows towards these markets. Nevertheless, the emergence of world-class companies with strong management and high-quality products or technology is transcending the emerging markets asset class. These companies are now being included in global and MSCI-EAFE mandated portfolios. Although Dresdner RCM expects continued moderate economic growth, the Fund's strategy will continue to focus on high-quality, highly liquid stocks of companies with strong earnings that are likely to prevail regardless of the direction of the global economy.

 Dresdner RCM Emerging Markets Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/97 - 06/30/00)(d)(e)(g)

                       MSCI -EMF    S&P EMERGING
       CLASS I SHARES  INDEX(A)   MARKETS INDEX(B)
12/97          $9,990    $10,024           $10,015
1/98           $9,720     $9,238            $9,358
2/98          $10,530    $10,203           $10,314
3/98          $10,950    $10,645           $10,718
4/98          $11,120    $10,529           $10,747
5/98           $9,920     $9,087            $9,406
6/98           $9,170     $8,134            $8,441
7/98           $9,590     $8,391            $8,778
8/98           $7,660     $5,965            $6,311
9/98           $7,810     $6,344            $6,614
10/98          $8,660     $7,012            $7,374
11/98          $8,910     $7,595            $7,928
12/98          $9,151     $7,485            $7,810
1/99           $8,879     $7,364            $7,630
2/99           $8,839     $7,436            $7,765
3/99           $9,696     $8,416            $8,661
4/99          $10,715     $9,457            $9,843
5/99          $10,493     $9,402            $9,667
6/99          $11,644    $10,469           $10,719
7/99          $11,472    $10,184           $10,564
8/99          $11,855    $10,277           $10,680
9/99          $11,482     $9,930           $10,383
10/99         $12,098    $10,141           $10,563
11/99         $14,378    $11,051           $11,513
12/99         $17,562    $12,457           $13,056
1/00          $17,083    $12,531           $13,053
2/00          $20,050    $12,697           $13,040
3/00          $19,186    $12,759           $13,230
4/00          $16,635    $11,549           $11,861
5/00          $15,959    $11,072           $11,526
6/00          $16,927    $11,462           $11,852

PERFORMANCE(c)
JUNE 30, 2000

                                                           CUMULATIVE
                                                  SINCE      SINCE
EMERGING MARKETS FUND           YTD(G)  1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)  -3.62%  45.38%   23.41%      69.27%
Class N
Average Annual Total
Return(e)(f)                    -3.74%  45.06%   23.11%      68.25%
MSCI EMF Index
Average Annual Total Return(a)  -7.98%   9.48%    5.60%      14.62%
S&P Emerging Markets Index
Average Annual Total Return(b)  -9.22%  10.56%    7.02%      18.52%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI Emerging Markets Free ("EMF") Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is $800 million.
(b) The S&P Emerging Markets Index (formerly IFC Emerging Markets Index) represents the IFC Investable ("IFCI") regional total return composite. The term investable indicates that the stocks and the weights in the IFCI Index represent the amount that foreign institutional investors might buy by virtue of the applicable foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares began operations on December 30, 1997.
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N Shares.
(f) The value of a $10,000 investment for Class N is $16,825 for the period from December 30, 1997 to June 30, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.
(g)  Unannualized.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                             1.8%
                    CAPITAL GOODS                              1.8%
   29,000    MX     Alfa S.A. de C.V. Class A                          $   66,287
    7,000    MX     Tubos de Acero de Mexico S.A.
                    (Sponsored ADR)                                        97,125
                                                                       ----------
                                                                          163,412
                                                                       ----------
CONSUMER DISCRETIONARY SECTOR                                  5.4%
                    HOTELS, RESTAURANTS & LEISURE              0.4%
    2,000    HU     Danubius Hotel and Spa Rt.                             38,705
                    MEDIA                                      2.6%
    1,500    MX     Grupo Televisa S.A. (GDR)                             103,406
    9,500    SA     Johnnic Holdings Ltd.                                 130,310
                                                                       ----------
                                                                          233,716
                                                                       ----------
                    RETAILING                                  2.4%
   79,000    HK     Giordano International Ltd.                           120,091
   39,500    MX     Wal-Mart de Mexico S.A. de
                    C.V.                                                   92,696
                                                                       ----------
                                                                          212,787
                                                                       ----------
CONSUMER STAPLES SECTOR                                        7.0%
                    FOOD BEVERAGE & TOBACCO                    3.3%
   11,000    BR     Companhia Cervejari Brahma
                    (Sponsored ADR)                                       187,000
    2,400    MX     Fomento Economico Mexicano,
                    S.A. de C.V. (ADR)                                    103,350
                                                                       ----------
                                                                          290,350
                                                                       ----------
                    FOOD & DRUG RETAILING                      1.6%
    1,400    BR     Companhia Brasileira de
                    Distribuicao Grupo Pao de
                    Acucar                                                 44,975
   20,000    HK     Li & Fung Ltd.                                        100,060
                                                                       ----------
                                                                          145,035
                                                                       ----------
                    HOUSEHOLD & PERSONAL PRODUCTS              2.1%
    3,000    IN     Hindustan Lever Ltd. (Demat
                    Shares)                                               190,476
ENERGY SECTOR                                                  3.9%
                    ENERGY                                     3.9%
    7,200    RU     Lukoil Holding (Sponsored ADR)
                    Pfd.                                                  149,400
    6,520    BR     Petroleo Brasiliers S.A.
                    (Petrobras)                                           196,973
                                                                       ----------
                                                                          346,373
                                                                       ----------
FINANCIALS SECTOR                                             11.2%
                    BANKS                                     10.8%
    1,600    GR     Alpha Credit Bank                                      63,375
   45,500    MY     Commerce Asset Holdings Berhad                        131,711

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    BANKS (CONTINUED)
    8,000    IN     ICICI Bank Ltd.                                    $   37,607
   21,000    IN     ICICI Bank Ltd. (Demat Shares)                         99,400
    3,600    IN     ICICI Bank Ltd. (Sponsored
                    ADR)                                                   52,200
   35,800    MY     Malayan Banking Berhad                                145,084
    4,000    ZA     Nedcor Ltd.                                            84,012
   11,000    KR     Shinhan Bank                                          103,585
    4,830    BR     Unibanco (Sponsored GDR)                              138,863
    9,897    TR     Yapi Ve Kredi Bankasi (GDR)*                          109,362
                                                                       ----------
                                                                          965,199
                                                                       ----------
                    DIVERSIFIED FINANCIALS                     0.4%
   11,300    LT     Haci Omer Sabanci Holding A.S.
                    (ADR)                                                  33,053
HEALTHCARE SECTOR                                              1.1%
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                              1.1%
    1,600    IN     Dr Reddy's Laboratories Ltd.                           46,770
    1,650    IN     Dr Reddy's Laboratories Ltd.
                    (Demat Shares)                                         48,232
                                                                       ----------
                                                                           95,002
                                                                       ----------
MATERIALS SECTOR                                               7.1%
                    MATERIALS                                  7.1%
    4,000    BR     Companhia Vale do Rio Doce
                    Pfd.                                                  112,860
    3,670    SA     Impala Platinum Holdings Ltd.                         136,515
   30,000    MX     Kimberly-Clark de Mexico S.A.                          85,336
      210    IN     Madras Cements Ltd. (Demat
                    Shares)                                                18,893
    9,800    RU     Norilisk Nickel                                        71,785
    3,300    HU     Pannonplast Rt.                                        71,709
      675    KR     Pohang Iron & Steel Co., Ltd.                          57,268
    6,000    HU     Tiszai Vegyi Kombinat Rt.                              83,049
                                                                       ----------
                                                                          637,415
                                                                       ----------
TECHNOLOGY SECTOR                                             31.3%
                    COMMUNICATIONS EQUIPMENT                   2.0%
    1,890    US     Comverse Technology Inc.                              175,770
                    COMPUTERS & PERIPHERALS                    3.1%
    1,360    TW     Asustek Computer Inc.                                  11,216
   11,849    TW     Asustek Computer Inc. (GDR)                           108,715
    1,230    US     DSP Group, Inc.                                        68,880
   90,000    HK     Legend Holdings Ltd.                                   87,168
                                                                       ----------
                                                                          275,979
                                                                       ----------
                    INTERNET SOFTWARE & SERVICES               0.3%
    2,500    TW     Gigamedia Ltd.                                         30,313

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    INFORMATION TECHNOLOGY
                    CONSULTING & SERVICES                      9.2%
    1,440    IS     Check Point Software Tech                          $  304,920
    1,400    PO     Comarch S.A.                                           64,937
      500    IN     Infosys Technologies Ltd.                              93,109
    1,410    IN     Infosys Technologies Ltd.
                    (ADR)                                                 249,923
    1,700    IN     Satyam Computer Services Ltd.                         113,490
                                                                       ----------
                                                                          826,379
                                                                       ----------
                    SEMICONDUCTORS & INSTRUMENTS              16.7%
   25,000    TW     Compeq Manufacturing Co., Ltd.                        153,409
    1,445    IS     Orbotech Ltd.                                         134,204
    1,270    KR     Samsung Electronics Co.                               420,286
   25,600    TW     Taiwan Semiconductor
                    Manufacturing                                         121,351
    4,285    TW     Taiwan Semiconductor
                    Manufacturing (ADR)                                   166,044
  117,600    CI     United Microelectronics Corp.
                    Ltd.                                                  326,455
   11,000    TW     Via Technologies Inc.                                 169,643
                                                                       ----------
                                                                        1,491,392
                                                                       ----------
TELECOMMUNICATIONS SERVICES SECTOR                            22.1%
                    TELECOMMUNICATIONS SERVICES               22.1%
    1,200    CI     China Telecom (Hong Kong) Ltd.                        213,375
      450    KR     Dacom Corp.                                            65,178
    8,625    BR     Embratel Participacoes S.A.
                    (ADR)                                                 203,766
    9,700    GR     Hellenic Telecommunications
                    Organization S.A. (ADR)                               118,219
      600    KR     Korea Telecom Corp.                                    52,842
    3,050    HU     Magyar Tavkozlesi Rt.
                    (Sponsored ADR)                                       105,034
    8,000    MX     Mobile Telesystems (Sponsored
                    ADR)                                                  189,000
      210    KR     SK Telecom Co., Ltd.                                   68,743
    2,500    KR     SK Telecom Co., Ltd.
                    (Sponsored ADR)                                        90,781
    7,500    BR     Tele Centro Oeste Celular
                    Participacoes S.A.                                     90,000
    4,685    BR     Tele Norte Leste Participacoes
                    S.A. (ADR)                                            110,683
    1,400    BR     Telecommunicacoes Brasileiras
                    S.A. (ADR)                                            135,975
    6,600    MX     Telefonos de Mexico (ADR)                             377,025
   12,000    PO     Telekomunikacja Polska S.A.                            84,592
    2,500    IN     Videsh Sanchar Nigam                                   67,704
                                                                       ----------
                                                                        1,972,917
                                                                       ----------
UTILITIES SECTOR                                               2.6%
                    UTILITIES                                  2.6%
    1,600    KR     Korea Electric Power Corp.                             49,649
   10,000    KR     Korea Electric Power Corp.
                    (ADR)                                                 184,375
                                                                       ----------
                                                                          234,024
                                                                       ----------
TOTAL EQUITY INVESTMENTS (COST $7,804,702)**                  93.5%     8,358,297
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

FACE                                                      % OF        MARKET VALUE
AMOUNT     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                    TIME DEPOSITS                              8.7%
$ 773,957    US     Brown Brothers Harriman Grand
                    Cayman Time Deposit 5.50%
                    maturing 07/03/00                                  $  773,957
                                                                       ----------
                                                                          773,957
TOTAL SHORT-TERM INVESTMENTS (COST $773,957)
                                                                       ----------

TOTAL INVESTMENTS (COST $8,578,659) **                       102.2%     9,132,254

                    OTHER ASSETS LESS LIABILITIES             (2.2)%     (194,821)
                                                                       ----------
                    NET ASSETS                               100.0%    $8,937,433
                                                                       ==========

--------------------------------

*    Non-income producing security.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
Pfd. Preferred Stock

Tax information:

** For Federal income tax purposes, cost is $8,583,823 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:


Unrealized appreciation                             $1,018,357
Unrealized depreciation                               (469,926)
                                                    ----------
Net unrealized appreciation                         $  548,431
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000, categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Brazil                            BR       13.7%                 13.7%
China                             CI        6.0%                  6.0%
Greece                            GR        2.0%                  2.0%
Hong Kong                         HK        3.4%                  3.4%
Hungary                           HU        3.3%                  3.3%
India                             IN       11.4%                 11.4%
Israel                            IS        4.9%                  4.9%
Korea                             KR       12.2%                 12.2%
Lithuania                         LT        0.4%                  0.4%
Malaysia                          MY        3.1%                  3.1%
Mexico                            MX       12.5%                 12.5%
Poland                            PO        1.7%                  1.7%
Russia                            RU        2.5%                  2.5%
South Africa                      SA        4.0%                  4.0%
Taiwan                            TW        8.5%                  8.5%
Turkey                            TR        1.2%                  1.2%
United States                     US        2.7%       6.5%       9.2%
                                         ------     ------      -----
  Total                                    93.5%       6.5%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Management's Performance Review

        Strong corporate profit growth and a halt in the euro's decline created a generally positive backdrop for the Dresdner RCM Europe Fund during the first half of 2000, despite the global sell-off in technology during March and April. For the six month period ended June 30, 2000, the Fund produced total returns of 1.61% and 1.55% for the Class I and Class N shares, respectively. That compares favorably to the Fund's primary benchmark, the Morgan Stanley Capital International Europe Index, which returned -2.95%.

MARKET REVIEW

        Fundamentally, Europe's economies and companies continued to produce excellent results during the first half of 2000. Economic growth was about 3%, while corporate profit growth was in the 15-18% range, much of it export-driven. The European Central Bank raised interest rates from 3% to 3.5%, which immediately stemmed the nearly 18-month slide in the euro. Meanwhile, inflation remained below 3%.

        Still, there were short-term dislocations not dissimilar to the experience in the United States. The bear market in technology, telecommunications, and media that afflicted the U.S. last March was even more pronounced in Europe.

FACTORS AFFECTING PERFORMANCE

        Despite the turbulence in technology and telecommunications, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, continued to emphasize these areas during the past six month period. Indeed, these two groups comprised about 46% of the Fund's assets as of June 30, 2000, compared to 27% for the benchmark. Because Dresdner RCM compares stocks in these sectors relative to their U.S. counterparts, the European market did not seem particularly overvalued, which is one reason why these stocks were not sold during the market turbulence.

        Despite the difficulty generally experienced in these two sectors, the Fund's investments in these areas performed well. This is partly because approximately 12% of the portfolio was invested in two stocks that offered sturdy performance: Finland's Nokia, the largest provider of wireless handsets; and Ericsson, a leading provider of wireless infrastructure for the telecom sector. Nokia, with unsurpassed technological and market leadership, continues to perform well in terms of revenue growth and profit margin expansion. Ericsson's business is expected to boom as new generations of technology and data applications become available to cellular telephones. Indeed, Europe is far ahead of the U.S. in the launch of 'third-generation' cellular phones that will allow data as well as voice transmission.

        Other significant portfolio weightings include semiconductor stocks such as STMicroelectronics, which Dresdner RCM believes is Europe's highest quality semiconductor company, with strong revenue growth and excellent profit margins. Other strong performers within technology included Aixtron, a German company that manufactures the machines that fabricate compound semi-conductors. This sector has experienced significant growth rates because the majority of the end product benefits the optical components industry. Another strong performer was Bookham Technology, which designs, manufacturers and markets products for fiber-optic telecommunications networks.

        The Fund avoided telecommunications operators such as Deutsche Telecom, France Telecom, and British Telecom. The focus of these companies has been local and long-distance fixed-line service. In an effort to remain competitive, these companies are now spending billions of dollars to upgrade their networks to enable high-speed internet access and to be ready for data transmission.

        The European economy continues to be driven by exports and capital goods rather than consumer spending. Although there were pockets of consumer strength (for example, in France), the portfolio was underweighted in the consumer area. One exception was in luxury goods, where companies could take advantage of manufacturing costs in euros and revenues in dollars, yen or other strong currency. As a result, the portfolio added Italian-based Bulgari and French-based Louis Vuitton Moet Hennessy, two luxury goods producers.

        Generally, the Fund exposure was low in financial services, reflecting the rising interest rate environment. A notable exception was the portfolio's holding in Bipop Carire, an innovative Italian financial institution that recently acquired a German Internet bank. The company

 Dresdner RCM Europe Fund
 Management's Performance Review
has successfully made the transition from a regional bank to a pan-European financial services organization, capitalizing on new markets such as financial planning for wealthy individuals.

        Dresdner RCM's global research capability continued to uncover new investment opportunities. It also helped the Fund's managers avoid problems that would plague certain stocks. For example, Dresdner RCM's Grassroots(SM) Research alerted the Fund's portfolio managers to the problems that Roche Holdings, a large pharmaceutical company, was having with its anti-obesity drug. By interviewing physicians and patients, Dresdner RCM determined that there appeared to be a number of issues with the drug: medical insurance would not cover the cost for the drug; there was a high drop-off rate since there were no immediate results; and there appeared to be significant side effects. As a result, the stock was sold before the company announced that they were having difficulties with the product.

OUTLOOK

        Although corporate profits in Europe are still likely to grow at a double-digit rate in 2000-2001, there is some indication that profit growth may slow due to the rising interest-rate environment and strengthening euro. When the European Central Bank raised short-term rates 50 basis points earlier this summer, the euro, which had been trading at 90 U.S. cents, immediately strengthened to 92-95 cents. A stronger euro reflects greater confidence in the European economy. Dresdner RCM will continue to evaluate and monitor the strength of the euro, as a strong euro has the potential to weaken exports.

        The longer-term outlook for Europe remains positive as interest rates and inflation still remain low, economic growth remains steady and the interest among individual investors in the stock market continues to spread.

 Dresdner RCM Europe Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (4/5/90 - 06/30/00)(a)(e)(g)

       CLASS N SHARES  MSCI-EUROPE INDEX(B)  DAX 100 INDEX(C)
4/90          $10,000               $10,000           $10,000
4/90           $9,150                $9,738            $9,346
5/90           $9,117               $10,535            $9,432
6/90           $9,400               $10,909            $9,862
7/90           $9,708               $11,372           $10,643
8/90           $8,617               $10,249            $9,117
9/90           $7,358                $9,046            $7,545
10/90          $8,250                $9,814            $8,450
11/90          $8,283                $9,917            $8,575
12/90          $8,000                $9,778            $8,318
1/91           $7,898               $10,111            $8,425
2/91           $8,289               $11,000            $8,858
3/91           $7,319               $10,266            $7,848
4/91           $7,600               $10,163            $8,194
5/91           $7,847               $10,466            $8,514
6/91           $7,311                $9,591            $7,813
7/91           $7,591               $10,260            $8,075
8/91           $7,694               $10,451            $8,216
9/91           $7,770               $10,769            $8,390
10/91          $7,481               $10,547            $8,239
11/91          $7,387               $10,303            $8,293
12/91          $7,739               $11,113            $8,872
1/92           $7,835               $11,114            $8,965
2/92           $8,071               $11,162            $9,123
3/92           $7,879               $10,776            $8,953
4/92           $7,853               $11,375            $8,974
5/92           $8,263               $12,026            $9,534
6/92           $8,202               $11,806            $9,712
7/92           $7,792               $11,390            $9,259
8/92           $7,818               $11,358            $9,266
9/92           $7,346               $11,175            $8,761
10/92          $6,883               $10,399            $8,171
11/92          $6,735               $10,398            $8,146
12/92          $6,602               $10,642            $7,980
1/93           $6,806               $10,664            $8,163
2/93           $7,134               $10,790            $8,580
3/93           $7,293               $11,349            $8,829
4/93           $7,249               $11,603            $8,691
5/93           $7,320               $11,732            $8,720
6/93           $6,992               $11,564            $8,369
7/93           $7,329               $11,607            $8,746
8/93           $8,002               $12,629            $9,740
9/93           $8,091               $12,594            $9,824
10/93          $8,490               $13,123           $10,290
11/93          $8,259               $12,843           $10,096
12/93          $8,792               $13,812           $10,880
1/94           $8,559               $14,519           $10,598
2/94           $8,541               $14,009           $10,397
3/94           $8,775               $13,617           $10,768
4/94           $9,142               $14,185           $11,477
5/94           $8,730               $13,586           $10,922
6/94           $8,541               $13,448           $10,871
7/94           $8,792               $14,156           $11,458
8/94           $9,026               $14,609           $11,854
9/94           $8,299               $14,035           $11,103
10/94          $8,550               $14,651           $11,682
11/94          $8,182               $14,095           $11,082
12/94          $8,364               $14,179           $11,508
1/95           $8,064               $14,073           $11,191
2/95           $8,500               $14,397           $12,166
3/95           $8,073               $15,070           $11,812
4/95           $8,300               $15,559           $12,295
5/95           $8,527               $15,882           $12,628
6/95           $8,664               $16,038           $12,958
7/95           $9,009               $16,880           $13,702
8/95           $8,500               $16,233           $12,947
9/95           $8,482               $16,730           $13,049
10/95          $8,436               $16,656           $12,974
11/95          $8,273               $16,781           $12,902
12/95          $8,364               $17,318           $13,188
1/96           $8,682               $17,438           $13,838
2/96           $8,836               $17,762           $13,942
3/96           $8,682               $17,981           $13,913
4/96           $8,355               $18,117           $13,414
5/96           $8,618               $18,264           $13,784
6/96           $8,964               $18,470           $14,119
7/96           $8,846               $18,245           $14,090
8/96           $9,073               $18,792           $14,367
9/96           $9,136               $19,195           $14,513
10/96          $9,164               $19,646           $14,611
11/96          $9,591               $20,648           $15,204
12/96          $9,709               $21,054           $15,299
1/97           $9,600               $21,118           $15,334
2/97           $9,883               $21,403           $15,951
3/97          $10,493               $22,100           $16,918
4/97          $10,210               $21,997           $16,409
5/97          $10,584               $22,942           $17,202
6/97          $11,149               $24,096           $17,926
7/97          $12,278               $25,231           $19,555
8/97          $11,285               $23,796           $17,670
9/97          $12,214               $26,109           $19,204
10/97         $11,522               $24,832           $17,692
11/97         $11,786               $25,219           $18,150
12/97         $12,182               $26,147           $19,048
1/98          $12,724               $27,243           $19,476
2/98          $13,430               $29,379           $20,801
3/98          $14,746               $31,479           $22,112
4/98          $15,558               $32,096           $22,846
5/98          $16,250               $32,754           $24,902
6/98          $17,268               $33,121           $25,822
7/98          $18,775               $33,784           $26,116
8/98          $15,346               $29,540           $21,849
9/98          $14,608               $28,368           $21,326
10/98         $15,676               $30,645           $22,438
11/98         $16,386               $32,285           $23,431
12/98         $16,738               $33,706           $23,515
1/99          $17,253               $33,497           $23,442
2/99          $16,088               $32,656           $21,825
3/99          $15,611               $33,022           $21,288
4/99          $15,973               $34,012           $22,781
5/99          $15,463               $32,386           $21,302
6/99          $16,138               $32,940           $22,233
7/99          $16,342               $33,253           $22,097
8/99          $15,909               $33,599           $22,517
9/99          $15,871               $33,347           $22,214
10/99         $17,095               $34,581           $23,276
11/99         $19,950               $35,521           $23,637
12/99         $24,034               $39,170           $27,457
1/00          $24,332               $36,388           $26,169
2/00          $29,177               $38,295           $28,982
3/00          $26,538               $39,230           $28,551
4/00          $25,047               $37,507           $26,311
5/00          $23,631               $37,207           $25,987
6/00          $24,406               $38,013           $25,865

PERFORMANCE(a)(d)
JUNE 30, 2000

                                                                                  CUMULATIVE
                                                                         SINCE      SINCE
EUROPE FUND                YTD(H)  1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(f)(g)                1.61%  51.32%  29.87%   23.03%    10.02%     9.12%     144.21%
Class N
Average Annual Total
Return(e)                   1.55%  51.23%  29.85%   23.02%    10.01%     9.11%     144.06%
MSCI-Europe Index
Average Annual Total
Return(b)                  -2.95%  15.41%  16.41%   18.84%    13.30%    13.91%     280.13%
DAX 100 Index
Average Annual Total
Return(c)                  -5.80%  16.34%  13.00%   14.83%     9.80%     9.73%     158.65%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) Returns through February 2, 1999 reflect the performance of the Fund as a closed-end investment company that invested primarily in equity securities of German companies. Returns through May 3, 1999, reflect the performance of the Fund as a closed-end investment company. Beginning on February 9, 1999, the Fund's objective was expanded to permit investments in European companies. On May 3, 1999 the Fund converted from a closed-end to an open-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees. Since February 9, 1999, when the Fund's mandate was expanded, the Fund has been comparing its performance to the MSCI Europe Index. Before February 9, 1999, when the Fund invested primarily in equity securities of German companies, the Fund compared its performance to the DAX 100 Index, a German focused Index.
(b) The MSCI Europe Index is a market capitalization-weighted index composed of companies representative of the market structure of 15 developed countries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

 Dresdner RCM Europe Fund
 Total Return Index Comparison

(c) The DAX 100 Index is a total return index of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange. The Index was developed with a base value of 500 stocks as of December 30, 1987. The underlying stock prices are from XETRA.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e) Returns through May 3, 1999 do not reflect Rule 12b-1 fees. Class N returns through May 3, 1999 would be lower if Rule 12b-1 fees had been paid.
(f)  Class I shares were first issued on March 3, 2000, which do not pay
     Rule 12b-1 fees. Class I returns through March 3, 2000 are based on
     Class N returns and for the period from May 3, 1999 to March 3, 2000, reflect the deduction of Rule 12b-1 fees. Returns for periods after March 3, 2000 do not reflect the deduction of Rule 12b-1 fees.
(g) The value of a $10,000 investment for Class I is $24,421 for the period from April 5, 1990 to June 30, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.
(h)  Unannualized.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                        % OF        MARKET VALUE
SHARES    COUNTRY                                    NET ASSETS       (NOTE 1)

--------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                            9.0%
                   CAPITAL GOODS                              8.3%
  13,000    DE     Aixtron AG                                       $ 1,794,478
 130,000    FI     JOT Automation Group Oyj                             871,070
  16,500    DE     Siemens AG                                         2,499,041
  27,500    NO     Tomra Systems ASA *                                  731,943
   3,300    CH     Unaxis Holding AG                                    899,042
                                                                    -----------
                                                                      6,795,574
                                                                    -----------
                   COMMERCIAL SERVICES & SUPPLIES             0.7%
  22,500    SE     Proffice AB (B Shares)                               605,423
CONSUMER DISCRETIONARY SECTOR                                12.7%
                   CONSUMER DURABLES & APPAREL                4.1%
   3,500    FR     LVMH (Louis Vuitton Moet
                   Hennessy)                                          1,449,051
  29,100    FR     Thomson Multimedia                                 1,891,277
                                                                    -----------
                                                                      3,340,328
                                                                    -----------
                   MEDIA                                      4.9%
  75,000    ES     Grupo Prisa S.A. *                                 1,747,028
  29,000    PT     Impresa SGPS S.A. *                                  319,689
   8,000    UK     NDS Group PLC (ADR) *                                488,000
  11,500    FR     Societe Television Francaise                         804,736
  13,000    NL     VNU N.V.                                             674,176
                                                                    -----------
                                                                      4,033,629
                                                                    -----------
                   RETAILING                                  3.7%
  70,000    IT     Bulgari S.p.A. *                                     939,417
   4,200    CH     Charles Voegele Holding AG *                         829,118
   6,200    FR     Galeries Lafayette                                 1,262,941
                                                                    -----------
                                                                      3,031,476
                                                                    -----------
CONSUMER STAPLES SECTOR                                       2.8%
                   FOOD & DRUG RETAILING                      1.8%
  13,000    FR     Carrefour Supermarche S.A.                           892,255
 200,000    UK     Tesco PLC                                            622,212
                                                                    -----------
                                                                      1,514,467
                                                                    -----------
                   FOOD, BEVERAGE & TOBACCO                   1.0%
     400    CH     Nestle S.A. *                                        803,166
ENERGY SECTOR                                                 5.2%
                   ENERGY                                     5.2%
  43,000    NO     Petroleum Geo-Services ASA
                   (ADR) *                                              733,688

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                        % OF        MARKET VALUE
SHARES    COUNTRY                                    NET ASSETS       (NOTE 1)

--------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                   ENERGY (CONTINUED)
 144,000    UK     Shell Transport & Trading Co.                    $ 1,202,278
  15,000    FR     Total Fina Elf S.A. (B Shares)
                   *                                                  2,309,241
                                                                    -----------
                                                                      4,245,207
                                                                    -----------
FINANCIAL SECTOR                                             12.4%
                   BANKS                                      5.6%
 100,000    ES     Banco Bilbao Vizcaya
                   Argentaria S.A.                                    1,500,191
 195,000    IT     Bipop-Carire S.p.A. *                              1,540,261
  19,000    DE     Deutsche Bank AG *                                 1,569,977
                                                                    -----------
                                                                      4,610,429
                                                                    -----------
                   INSURANCE                                  6.8%
   5,750    DE     Allianz AG *                                       2,074,123
  55,500    UK     Prudential Corp. PLC                                 813,327
  73,200    SE     Skandia Forsakrings AB *                           1,944,606
   1,400    CH     Zurich Allied AG *                                   693,945
                                                                    -----------
                                                                      5,526,001
                                                                    -----------
HEALTH CARE SECTOR                                            6.5%
                   PHARMACEUTICALS &
                   BIOTECHNOLOGY                              6.5%
  90,000    UK     Celltech Group PLC (ADR)                           1,744,012
  20,000    UK     Glaxo Wellcome PLC (ADR)                           1,156,250
  16,000    DK     H Lundbeck A/S                                       795,667
   9,500    NL     QIAGEN N.V. *                                      1,657,400
                                                                    -----------
                                                                      5,353,329
                                                                    -----------
TECHNOLOGY SECTOR                                            34.0%
                   COMMUNICATIONS EQUIPMENT                  21.0%
   2,900    DE     ADVA AG Optical Networking *                       1,654,045
  30,300    FR     Alcatel                                            1,995,408
  21,500    UK     Bookham Technology PLC *                           1,251,828
  32,000    FI     Elcoteq Network (Class A)                            703,988
 124,800    FI     Nokia Oyj (ADR)                                    6,232,200
  30,000    FI     Perlos Oyj                                           951,879
  17,000    DK     RTX Telecom A/S *                                    546,121
 193,000    SE     Telefonaktiebolaget (LM)
                   Ericsson AB (ADR)                                  3,860,000
                                                                    -----------
                                                                     17,195,469
                                                                    -----------
                   INFORMATION TECHNOLOGY
                   CONSULTING & SERVICES                      1.0%
  87,000    SE     HiQ International AB *                               843,146

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                        % OF        MARKET VALUE
SHARES    COUNTRY                                    NET ASSETS       (NOTE 1)

--------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                   SEMICONDUCTORS & INSTRUMENTS              10.9%
  44,500    NL     ASM Lithography Holding N.V.
                   (N.Y. Registered Shares) *                       $ 1,963,563
   6,400    DE     Epcos AG *                                           641,043
  20,200    UK     International Quantum Epitaxy
                   PLC                                                1,656,400
  11,100    IE     Parthus Technologies PLC (ADR)
                   *                                                    316,350
  67,500    FR     STMicroelectronics N.V. (N.Y.
                   Registered Shares)                                 4,332,656
                                                                    -----------
                                                                      8,910,012
                                                                    -----------
                   SOFTWARE                                   1.1%
   7,000    UK     Autonomy Corp. PLC *                                 861,000
TELECOMMUNICATION SERVICES SECTOR                            11.5%
                   TELECOMMUNICATION SERVICES                11.5%
  37,300    UK     COLT Telecom Group PLC *                           1,242,306
  29,500    UK     Energis PLC                                        1,106,675
  40,000    RU     Mobile Telesystems (ADR) *                           860,000
  16,500    FI     Sonera Oyj                                           755,248
  78,940    ES     Telefonica S.A. *                                  1,702,598
 935,541    UK     Vodafone AirTouch PLC                              3,781,560
                                                                    -----------
                                                                      9,448,387
                                                                    -----------
TOTAL EQUITY INVESTMENTS (COST $66,733,133)                  94.1%   77,117,043
                                                                    -----------
  FACE
 AMOUNT
--------
SHORT-TERM INVESTMENTS
                   TIME DEPOSIT                               0.7%
$543,000    US     State Street Cayman Islands,
                   Time Deposit 3.000%, maturing
                   07/03/00                                             543,000
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $543,000)                  0.7%      543,000
                                                                    -----------

TOTAL INVESTMENTS (COST $67,276,133) **                      94.8%   77,660,043

                   OTHER ASSETS LESS LIABILITIES              5.2%    4,284,128
                                                                    -----------
                   NET ASSETS                               100.0%  $81,944,171
                                                                    ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $67,480,448 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $13,535,117
Unrealized depreciation                             (3,355,522)
                                                    ----------
Net unrealized appreciation                         $10,179,595
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Denmark                           DK        1.6%                  1.6%
Finland                           FI       11.6%                 11.6%
France                            FR       18.2%                 18.2%
Germany                           DE       12.5%                 12.5%
Ireland                           IE        0.4%                  0.4%
Italy                             IT        3.0%                  3.0%
Netherlands                       NL        5.3%                  5.3%
Norway                            NO        1.8%                  1.8%
Portugal                          PT        0.4%                  0.4%
Russia                            RU        1.1%                  1.1%
Spain                             ES        6.0%                  6.0%
Sweden                            SE        8.9%                  8.9%
Switzerland                       CH        3.9%                  3.9%
United Kingdom                    UK       19.4%                 19.4%
United States                     US        0.0%       5.9%       5.9%
                                         ------     ------      -----
  Total                                    94.1%       5.9%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Management's Performance Review

        The combination of higher interest rates in the United States, Europe and Japan along with a marked reversal in sector returns presented a burdensome backdrop for Dresdner RCM's Global Equity Fund. The Fund achieved a total return of 0.44% for the six month period ended June 30, 2000, outperforming its benchmarks, the Morgan Stanley Capital International All Country World Free Index (ACWI Free) which returned -2.70% and the S&P 500 Index which returned -0.42%.

MARKET REVIEW

        Market volatility continued during the second quarter driven by rising interest rates. Heeding inflationary pressures, the U.S. Federal Reserve raised the federal funds rate 50 basis points to 6.50%, the sixth tightening in 11 months. The European Central Bank also raised short-term interest rates, by 75 basis points. Conversely, the Bank of Japan continues to uphold a benign interest rate environment, though it appears likely that in the near future, it will move monetary policy from the current zero interest-rate stance.

        Higher interest rates in the second quarter translated into a higher cost of capital and higher discount rates, resulting in a compression of P/E multiples in many new economy stocks. In contrast to the first quarter when the new economy stocks helped the technology, telecommunications, and media sectors soar, rising interest rates dampened valuations and investor enthusiasm, creating a violent sector reversal. The new economy sectors underperformed (telecom services was down 19.2%, technology was down 9.3%) versus historically safe-haven sectors (consumer staples up 12.4%, healthcare was up 15.9%). The telecom services sector was particularly affected by the U.K. government's pioneering decision to auction next generation mobile phone licenses. The auction resulted in a windfall to the government at the expense of the mobile telecom operators. The sector rotation to old economy stocks was also reflected in the 0.1% decline in the MCSI World Value Index versus the 6.9% decline in the MSCI World Growth Index. As the market began to anticipate a slowing of future interest-rate increases in the United States and Europe, the Growth Index rebounded sharply, up 6.1% in June.

FACTORS AFFECTING PERFORMANCE

        Early in 2000, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, made the decision to overweight new economy sectors. The Fund was specifically overweighted in technology and telecommunications sectors that offered extraordinary growth potential, especially considering that the valuations of many of these companies outside the United States lagged their counterparts here. During the negative sentiment of April and May when the market favored old economy stocks, Dresdner RCM did not alter its strategy in an attempt to chase short-term performance and time a sector rotation. This decision negatively impacted the Fund's performance. However, Dresdner RCM effectively overweighted the pharmaceuticals & biotechnology industry and underweighted the retail sector, which helped to offset the negative impact of the sector selection.

        The Fund's exposure to the Japanese brokerage companies (i.e., Daiwa and Nikko) and to select Internet stocks (i.e. Yahoo! Japan, Softbank, Digital Island, and Exodus Communications) weakened overall stock selection. Positions in stocks within the communications equipment industry (i.e., SDL, Corning, and Ciena in the U.S.) helped to mitigate much of the underperformance.

        During the second quarter, Dresdner RCM increased the weight to the consumer staples sector. This rationale was based upon Dresdner RCM's belief that these companies should grow as they become more efficient. Furthermore, in today's volatile market environment, the visible earnings of consumer staples companies make them very attractive. Finally, part of the investment process is predicated upon theme transfer -- Dresdner RCM analyzes developments in one region or sector and examines the possibility of the theme eventually being repeated in other sectors or regions. Regarding retailers, the experience in the United States (particularly with Wal-Mart) is that companies are becoming increasingly efficient at securing products. The Fund's positions include exposure to retailers (i.e. Wal-Mart, Target, and Safeway in the U.S., Tesco in the U.K. and Carrefour in France), as well as to producers (i.e., Femsa in Mexico).

 Dresdner RCM Global Equity Fund
 Management's Performance Review

        Grassroots-SM- Research continued to add value to Dresdner RCM's overall investment approach. The department recently completed a study in which it surveyed 35 logistics and supply-chain managers at food and household goods producers and retailers in Europe to determine the efficiency and sophistication of their supply-chain systems, and to evaluate relationships between the two groups. All surveyed sources are attempting to improve warehousing and delivery systems, thus providing supporting evidence for the consumer staples investment theme. Regarding retailers, one German logistics manager noted, "the future is the Wal-Mart system, where ordering runs automatically over the Internet, but Germany is far away from this model."

OUTLOOK

        Dresdner RCM maintains the conviction that the current volatile market environment will continue, but believes that the majority of the technical correction within New Economy stocks is over. The fundamentals of many technology stocks have not changed and with valuations even more compelling, the Fund's overweight to New Economy sectors remains in place.

        Dresdner RCM believes that an economic soft-landing scenario, with inflation in check and less heated growth, will be a positive environment for growth stocks. In the current market environment, Dresdner RCM will continue to emphasize visible earnings growth, likely guiding the Fund to overweight positions in technology and telecom services along with selective companies in other sectors.

        Concern over the U.K.'s mobile phone auction has led Dresdner RCM to a slightly reduced overweight position to the telecom services sector. However, as telecom companies continue to strike alliances across borders (i.e., KPN of the Netherlands with NTT DoCoMo of Japan, France Telecom's purchase of Orange of the
UK), the amount of competition bidding for future mobile licenses will shrink, thereby providing some relief to these companies.

        On a geographical basis, Dresdner RCM is overweighting the United States as the pace of future interest-rate increases is expected to slow when further signs of an economic slowdown emerge. The Fund's largest underweight position is in Europe, where interest rates are anticipated to continue to rise with a strengthening economy.

        The characteristics of the Fund's portfolio are consistent with Dresdner RCM's bottom-up process and rigorous investment discipline of holding quality growth companies with outstanding valuations. Going forward, these strong, viable companies should provide value to investors in the Global Equity Fund.

 Dresdner RCM Global Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 06/30/00)(d)

       CLASS I SHARES  S&P 500 INDEX(A)  MSCI-ACWI FREE(B)
12/98         $10,000           $10,000            $10,000
1/99          $10,300           $10,418            $10,204
2/99           $9,940           $10,094             $9,948
3/99          $10,430           $10,498            $10,396
4/99          $10,520           $10,904            $10,845
5/99          $10,160           $10,647            $10,462
6/99          $11,000           $11,238            $10,983
7/99          $11,130           $10,887            $10,938
8/99          $11,320           $10,833            $10,925
9/99          $11,380           $10,536            $10,807
10/99         $12,260           $11,203            $11,353
11/99         $13,850           $11,430            $11,707
12/99         $16,220           $12,104            $12,682
1/00          $15,759           $11,496            $11,998
2/00          $17,266           $11,279            $12,039
3/00          $17,266           $12,382            $12,830
4/00          $15,934           $12,009            $12,254
5/00          $14,919           $11,763            $11,935
6/00          $16,292           $12,053            $12,340

PERFORMANCE(c)
JUNE 30, 2000

                                                           CUMULATIVE
                                                  SINCE      SINCE
GLOBAL EQUITY FUND              YTD(E)  1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)   0.44%  48.11%   38.46%      62.92%
S&P 500 Index
Average Annual Total Return(a)  -0.42%   7.25%   13.26%      20.53%
MSCI-ACWI Free
Average Annual Total Return(b)  -2.70%  12.36%   15.05%      23.40%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) The MSCI All Country World Free Index ("ACWI") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific regions. The Index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies. The MSCI ACWI Free Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class I shares commenced operations on December 30, 1998.
(e)  Unannualized.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                      % OF        MARKET VALUE
SHARES  COUNTRY                                    NET ASSETS       (NOTE 1)

 -----------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                         10.8%
                 CAPITAL GOODS                              7.0%
  260     US     General Dynamics Corp.                            $   13,585
  660     US     General Electric Co.                                  34,980
  150     DE     Siemens AG                                            22,718
  850     BH     Tyco International Ltd.                               40,269
                                                                   ----------
                                                                      111,552
                                                                   ----------
                 COMMERCIAL SERVICES & SUPPLIES             2.1%
  300     US     Enron Corp.                                           19,350
1,100     HK     Hutchison Whampoa Ltd.                                13,830
                                                                   ----------
                                                                       33,180
                                                                   ----------
                 TRANSPORTATION SERVICES                    1.7%
  445     US     United Parcel Service Inc.
                 (Class B)                                             26,255
CONSUMER DISCRETIONARY SECTOR                               6.0%
                 AUTOMOBILES & COMPONENTS                   0.4%
    2     DE     Porsche AG (Non-Voting
                 Preferred Shares)                                      5,464
                 CONSUMER DURABLES & APPAREL                2.7%
  110     US     Electronic Arts Inc. *                                 8,023
   18     FR     LVMH (Louis Vuitton Moet
                 Hennessy)                                              7,452
  350     US     Nike Inc. (Class B)                                   13,935
  150     JP     Sony Corp. (ADR)                                      14,147
                                                                   ----------
                                                                       43,557
                                                                   ----------
                 MEDIA                                      2.4%
  100     JP     Asatsu-DK Inc.                                         4,112
  160     FR     Societe Television Francaise *                        11,196
  550     AU     The News Corp. Ltd.                                    7,595
  115     US     Time Warner Inc.                                       8,740
  450     UK     WPP Group PLC                                          6,574
                                                                   ----------
                                                                       38,217
                                                                   ----------
                 RETAILING                                  0.5%
  130     US     Wal-Mart Stores Inc.                                   7,491
CONSUMER STAPLES SECTOR                                     5.6%
                 FOOD & DRUG RETAILING                      2.8%
  160     FR     Carrefour Supermarche S.A. *                          10,982
  410     US     Safeway Inc. *                                        18,501
  170     US     SYSCO Corp.                                            7,161
2,300     UK     Tesco PLC                                              7,156
                                                                   ----------
                                                                       43,800
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                      % OF        MARKET VALUE
SHARES  COUNTRY                                    NET ASSETS      (NOTE 1)

 -----------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                 FOOD, BEVERAGE & TOBACCO                   0.6%
  100     US     Coca Cola Enterprises Inc.                        $    1,631
  200     MX     Fomento Economico Mexicano
                 S.A. de C.V. (ADR)                                     8,613
                                                                   ----------
                                                                       10,244
                                                                   ----------
                 HOUSEHOLD & PERSONAL PRODUCTS              2.2%
  290     US     Avon Products Inc.                                    12,905
  135     US     Colgate Palmolive Co.                                  8,083
  410     US     Gillette Co.                                          14,324
                                                                   ----------
                                                                       35,312
                                                                   ----------
ENERGY SECTOR                                               2.9%
                 ENERGY                                     2.9%
   90     US     Exxon Mobil Corp.                                      7,065
1,670     UK     Shell Transport & Trading Co.                         13,943
  165     FR     Total Fina Elf S.A. (B Shares)                        25,402
                                                                   ----------
                                                                       46,410
                                                                   ----------
FINANCIAL SECTOR                                           11.1%
                 BANKS                                      3.9%
  800     ES     Banco Bilbao Vizcaya
                 Argentaria S.A.                                       12,002
  160     US     Bank of New York Inc.                                  7,440
  120     DE     Bayerische Hypo-und
                 Vereinsbank AG                                         7,783
  110     FR     BNP Paribas                                           10,629
  125     US     Citigroup Inc.                                         7,531
  200     DE     Deutsche Bank AG                                      16,526
                                                                   ----------
                                                                       61,911
                                                                   ----------
                 DIVERSIFIED FINANCIALS                     1.6%
2,004     JP     Daiwa Securities Group Inc.                           26,510
                 INSURANCE                                  5.6%
  500     BH     ACE Ltd.                                              14,000
   40     DE     Allianz AG *                                          14,429
   67     US     American International Group
                 Inc.                                                   7,873
  125     US     Hartford Financial Services
                 Group Inc.                                             6,992
  130     US     Marsh & McLennan Cos. Inc.                            13,577
  450     UK     Prudential Corp. PLC                                   6,595
  340     SE     Skandia Forsakrings AB *                               9,032
  300     BH     XL Capital Ltd. (Class A)                             16,237
                                                                   ----------
                                                                       88,735
                                                                   ----------
HEALTH CARE SECTOR                                         11.0%
                 HEALTH CARE EQUIPMENT &
                 SUPPLIES                                   1.8%
  230     US     Waters Corp. *                                        28,707

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                      % OF        MARKET VALUE
SHARES  COUNTRY                                    NET ASSETS      (NOTE 1)

 -----------------------------------------------------------------------------

                                              HEALTH CARE EQUIPMENT & SUPPLIES
                                                            1.8%:(Continued)
EQUITY INVESTMENTS (CONTINUED)
                 PHARMACEUTICALS &
                 BIOTECHNOLOGY                              9.2%
   80     US     Abgenix Inc. *                                    $    9,589
  575     US     Amgen Inc. *                                          40,394
  115     US     Genentech Inc. *                                      19,780
  463     UK     Glaxo Wellcome PLC                                    13,507
   91     US     Human Genome Sciences Inc. *                          12,137
  200     US     Merck & Co. Inc.                                      15,325
   94     US     Millennium Pharmaceuticals
                 Inc. *                                                10,516
  140     US     PE Corp. - PE Biosystems Group                         9,222
  340     US     Pfizer Inc.                                           16,320
                                                                   ----------
                                                                      146,790
                                                                   ----------
MATERIALS SECTOR                                            0.5%
                 MATERIALS                                  0.5%
  170     US     E. I. du Pont de Nemours & Co.                         7,437
TECHNOLOGY SECTOR                                          38.0%
                 COMMUNICATIONS EQUIPMENT                  18.2%
  115     US     CIENA Corp. *                                         19,169
  480     US     Cisco Systems Inc. *                                  30,510
  150     US     Comverse Technology Inc. *                            13,950
  105     US     Corning Inc.                                          28,337
  330     US     JDS Uniphase Corp. *                                  39,559
   60     US     Juniper Networks Inc. *                                8,734
1,120     FI     Nokia Oyj (ADR)                                       57,385
  350     CA     Nortel Networks Corp.                                 23,887
   85     US     SDL Inc. *                                            24,241
2,200     SE     Telefonaktiebolaget LM
                 Ericsson AB (B Shares)                                43,771
                                                                   ----------
                                                                      289,543
                                                                   ----------
                 COMPUTERS & PERIPHERALS                    6.0%
  320     US     Dell Computer Corp. *                                 15,780
  240     US     EMC Corp. *                                           18,465
  185     JP     Fujitsu Ltd. (ADR)                                    33,022
   90     US     Hewlett-Packard Co.                                   11,239
  190     US     Sun Microsystems Inc. *                               17,278
                                                                   ----------
                                                                       95,784
                                                                   ----------
                 INFORMATION TECHNOLOGY
                 CONSULTING & SERVICES                      2.5%
  300     US     Amdocs Ltd. *                                         23,025
   80     IS     Check Point Software
                 Technologies Ltd. *                                   16,940
                                                                   ----------
                                                                       39,965
                                                                   ----------
                 SEMICONDUCTORS & INSTRUMENTS               7.5%
  350     NL     ASM Lithography Holding N.V.
                 (N.Y. Registered Shares) *                            15,444
  110     DE     Epcos AG *                                            11,018

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                      % OF        MARKET VALUE
SHARES  COUNTRY                                    NET ASSETS      (NOTE 1)

 -----------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                 SEMICONDUCTORS & INSTRUMENTS
                 (CONTINUED)
  120     US     Intel Corp.                                       $   16,043
  190     JP     NEC Corp. (ADR)                                       30,115
   70     KR     Samsung Electronics                                   23,166
  360     FR     STMicroelectronics N.V. (N.Y.
                 Registered Shares)                                    23,107
                                                                   ----------
                                                                      118,893
                                                                   ----------
                 SOFTWARE                                   3.8%
   30     UK     Autonomy Corp. PLC *                                   3,690
  235     US     Microsoft Corp. *                                     18,800
  230     US     Oracle Corp. *                                        19,334
   65     US     Siebel Systems Inc. *                                 10,632
   65     US     VERITAS Software Corp. *                               7,346
                                                                   ----------
                                                                       59,802
                                                                   ----------
TELECOMMUNICATION SERVICES SECTOR                          12.9%
                 TELECOMMUNICATION SERVICES                12.9%
  150     US     Bell Atlantic Corp.                                    7,622
2,000     CI     China Telecom (Hong Kong) Ltd.
                 *                                                     17,639
   50     CI     China Telecom (Hong Kong) Ltd.
                 (ADR) *                                                8,891
  250     UK     COLT Telecom Group PLC *                               8,326
  120     UK     Energis PLC *                                          4,502
  250     KR     Korea Telecom Corp. (ADR)                             12,094
  150     NL     KPN N.V.                                               6,736
    1     JP     NTT DoCoMo Inc.                                       27,126
  370     US     Qwest Communications
                 International Inc. *                                  18,384
  250     US     SBC Communications Inc.                               10,813
  155     FI     Sonera Oyj                                             7,095
  300     ES     Telefonica S.A. *                                      6,470
  300     MX     Telefonos de Mexico S.A. (ADR)                        17,138
4,848     UK     Vodafone AirTouch PLC *                               19,595
  200     US     VoiceStream Wireless Corp. *                          23,259
  200     US     WorldCom Inc. *                                        9,175
                                                                   ----------
                                                                      204,865
                                                                   ----------
UTILITIES SECTOR                                            0.8%
                 UTILITIES                                  0.8%
2,000     UK     Centrica PLC                                           6,676
   75     FR     Vivendi S.A. *                                         6,647
                                                                   ----------
                                                                       13,323
                                                                   ----------
TOTAL EQUITY INVESTMENTS (COST $1,250,987)                 99.6%    1,583,747
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                      % OF        MARKET VALUE
SHARES  COUNTRY                                    NET ASSETS      (NOTE 1)

 -----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                 MONEY MARKET FUNDS                         0.6%
7,545     US     SSgA Money Market Fund                            $    7,545
1,408     US     SSgA U.S. Government Money
                 Market Fund                                            1,408
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS (COST $8,953)                  0.6%        8,953
                                                                   ----------
TOTAL INVESTMENTS (COST $1,259,940) **                    100.2%    1,592,700
                 OTHER ASSETS LESS LIABILITIES             (0.2)%      (2,552)
                                                                   ----------
                 NET ASSETS                               100.0%   $1,590,148
                                                                   ==========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $1,263,196 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $379,077
Unrealized depreciation                             (49,573)
                                                    -------
Net unrealized appreciation                         $329,504
                                                    =======

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Australia                         AU        0.5%                  0.5%
Bermuda                           BH        4.4%                  4.4%
Canada                            CA        1.5%                  1.5%
China                             CI        1.7%                  1.7%
Finland                           FI        4.1%                  4.1%
France                            FR        6.0%                  6.0%
Germany                           DE        4.9%                  4.9%
Hong Kong                         HK        0.8%                  0.8%
Israel                            IS        1.1%                  1.1%
Japan                             JP        8.5%                  8.5%
Korea                             KR        2.2%                  2.2%
Mexico                            MX        1.6%                  1.6%
Netherlands                       NL        1.4%                  1.4%
Spain                             ES        1.2%                  1.2%
Sweden                            SE        3.3%                  3.3%
United Kingdom                    UK        5.7%                  5.7%
United States                     US       50.7%       0.4%      51.1%
                                         ------     ------      -----
  Total                                    99.6%       0.4%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Management's Performance Review

        A shift to emerging-market debt and the elimination of domestic high-yield bonds propelled Strategic Income Fund to outperform its benchmark during the first half of 2000. For the six month period ended June 30, 2000, the Dresdner RCM Strategic Income Fund returned 4.46% while the unmanaged Lehman Brothers U.S. Universal Index returned 3.79%.

MARKET REVIEW

        Due to the growing federal budget surplus, the first half of 2000 marked the end of an era. U.S. Treasury bonds were no longer the appropriate benchmark upon which all other bonds were measured. Indeed, despite very strong economic growth, rising inflation, and the Federal Reserve Board's subsequent raising of short-term interest rates to slow the economy, U.S. Treasury bonds rallied, as the government began buying back bonds. Although the federal funds rate rose by 100 basis points during the period, 2-year U.S. Treasury bond yields rose by just 12 basis points while the 30-year Treasury bond fell by 58 basis points. By June 30, 2000, all U.S. Treasury bonds, regardless of maturity, yielded less than the fed funds rate. Meanwhile, yields on corporates and mortgage-backed bonds were relatively stable during the period.

        Still, Treasury bonds were not the best performing sector. While U.S. Treasury securities produced a 5.36% return, emerging-market debt returned 6.88%. These bonds performed very well partly because they were rebounding from very low valuations following the economic crises of 1997-1998. Also, economic fundamentals improved dramatically, as a number of markets received credit upgrades. In Russia, 1999 was the first year of sustainable economic growth above 3% since the breakup of the Soviet Union, thanks in part to higher oil and gas prices. Brazil's currency devaluation made its debt very attractive, with yields at one point about 12% above U.S. Treasury bonds. Brazil's central bank did an excellent job of reducing inflationary implications of the devaluation, causing domestic markets to stabilize, interest rates to fall and economic growth to return.

        At the other extreme, the worst performing sector was the domestic high-yield bond market, which returned -1.00% for the period while investment-grade corporate bonds returned 3.93%. Most corporate issuers represent "old economy" companies in such industries as automobiles and chemicals. With equities in these industries trading at relatively low levels, there was a significant amount of corporate restructuring designed to boost stock prices. However, these strategies, which often included taking on additional debt, were often detrimental to bondholders. In addition, the stock market's volatile performance and the Fed's goal of slowing the U.S. economy were negative factors for corporate bonds, as investors became more concerned about credit quality.

        Since U.S. Treasury bonds were no longer the benchmark upon which all other bonds were priced, investors began to buy government agency securities because of their implied government guarantee. However, agency bonds began to underperform when government officials made it clear that agency bonds were not in fact government-guaranteed.

FACTORS AFFECTING PERFORMANCE

        The Fund's performance was positively affected by a major shift towards emerging-market debt and mortgage-backed securities, as well as an early shift away from domestic high-yield bonds. The portfolio's high-yield component fell from 32% on December 31, 1999 to zero on January 31, 2000, thereby avoiding most of that sector's underperformance during the period.

        Meanwhile during the first six months of 2000, mortgage-backed bonds increased from 20% to 36% of the portfolio, while emerging-market debt increased from 24% to 46%. The portfolio also eliminated all non-dollar debt from developed nations, such as Germany and Japan, thus neutralizing currency risk. The one negative during the period was the portfolio's light allocation to U.S. Treasury bonds.

OUTLOOK

        The U.S. Office of Management and Budget recently revised its FY 2000 and FY 2001 estimated surplus to $211 billion and $228 billion, respectively. As a result, the U.S. Treasury will continue to pay down its

 Dresdner RCM Strategic Income Fund
 Management's Performance Review
debt. However, U.S. Treasury bonds do not appear attractive because these developments are already discounted in the market.

        Although many investment-grade corporate bonds yield in excess of 8%, they are not attractive because they remain subject to event risk, particularly if the Federal Reserve Board continues to raise short-term interest rates. Although the U.S. economy has slowed in the second quarter, the market seems to be projecting a longer and more sustainable slowdown than is anticipated by Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund. Meanwhile, inflation pressures continue, and investors must be compensated for higher realized inflation as well as increased inflation risk. Therefore, the Fed's tightening cycle is probably not complete. As a result, mortgages continue to have a positive outlook because of their relatively high yields and minimal prepayment risk in a period of stable or moderately rising interest rates.

        Because global growth is likely to remain strong, Dresdner RCM continues to find debt in emerging markets attractive. Most emerging markets are currently better equipped to absorb external shocks such as volatility in the U.S. fixed-income markets, and to reduce their need to access the global capital markets. The peaceful transfers of power in Mexico and Russia are also very encouraging to investors, who traditionally consider political risk a major negative for these markets. As a result, the portfolio's substantial overweight in emerging markets is likely to continue.

 Dresdner RCM Strategic Income Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 6/30/00)(c)

                          LEHMAN BROTHERS U.S.
          CLASS I SHARES   UNIVERSAL INDEX(A)
12/30/98         $10,000               $10,000
1/31/99          $10,040               $10,067
2/28/99           $9,840                $9,905
3/31/99          $10,020                $9,984
4/30/99          $10,336               $10,043
5/31/99          $10,057                $9,942
6/30/99          $10,060                $9,924
7/31/99          $10,011                $9,883
8/31/99           $9,942                $9,872
9/30/99          $10,005                $9,979
10/31/99         $10,052               $10,021
11/30/99         $10,126               $10,037
12/31/99         $10,267               $10,018
1/31/00          $10,148                $9,971
2/29/00          $10,417               $10,098
3/31/00          $10,590               $10,216
4/30/00          $10,537               $10,184
5/31/00          $10,363               $10,166
6/30/00          $10,725               $10,401

PERFORMANCE(b)
JUNE 30, 2000

                                                           CUMULATIVE
                                                  SINCE      SINCE
STRATEGIC INCOME FUND           YTD(D)  1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)  4.46%   6.61%     4.78%      7.25%
Lehman Brothers U.S. Universal
Index
Average Annual Total Return(a)  3.79%   4.77%     2.65%      4.01%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Lehman Brothers U.S. Univeral Index is an unmanged market value weighted index that represents the broadest measure of the U.S. dollar denominated securities market. The Index combines the Lehman Brothers Aggregate Index, which is concentrated in AAA-rated and government quality issues, with the following sub-sectors: High Yield, Emerging Markets, Rule 144a and Eurobond Dollar.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares commenced operations on December 30, 1998.
(d)  Unannualized.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)


FACE                                                     % OF        MARKET VALUE
AMOUNT    CURRENCY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
DEBT INVESTMENTS
                    ARGENTINA                                  4.6%
$ 38,000    ARS     Republic of Argentina
                    2.834%, maturing 9/1/02,
                    Floating Rate-Bocon Bond                           $ 23,223
  19,000    USD     Republic of Argentina
                    11.375%, maturing 1/30/17                            17,005
                                                                       --------
                                                                         40,228
                                                                       --------
                    BRAZIL                                    17.0%
 106,000    USD     Federal Republic of Brazil
                    7.438%, maturing 10/15/00,
                    Floating Rate                                        77,422
  94,819    USD     Federal Republic of Brazil, C
                    Bond
                    8.000%, with 3.00% Interest
                    Capitalization maturing
                    4/15/14                                              69,578
                                                                       --------
                                                                        147,000
                                                                       --------
                    BULGARIA                                   2.2%
  24,000    USD     National Republic of Bulgaria
                    7.063%, maturing 7/30/00,
                    Floating Rate                                        18,931
                    KOREA                                      1.7%
  15,000    USD     Hanvit Bank
                    12.750%, maturing 3/1/10,
                    (144A)                                               14,813
                    PHILIPPINES                                1.7%
  18,000    USD     Republic of Philippines
                    9.875%, maturing 1/15/19                             14,693
                    RUSSIA                                     8.2%
  83,000    USD     Russian Federation
                    12.750%, maturing 6/24/28,
                    (144A)                                               71,073
                    TURKEY                                     4.8%
  40,000    USD     Republic of Turkey
                    11.875%, maturing 11/5/04                            41,416
                    UNITED STATES                             51.3%
  15,000    USD     American General Institutional
                    Capital
                    7.570%, maturing 12/1/45,
                    (144A)                                               13,262
  40,000    USD     Federal National Mortgage
                    Association
                    7.125%, maturing 1/15/30                             40,294
 277,753    USD     Federal National Mortgage
                    Association
                    8.000%, maturing 4/1/30                             278,881
  40,000    USD     Federal National Mortgage
                    Association
                    8.000%, maturing 6/1/30                              40,162
  20,000    USD     Lehman Brothers Holdings Inc.
                    7.000%, maturing 5/15/03                             19,534

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

FACE                                                     % OF        MARKET VALUE
AMOUNT    CURRENCY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                    UNITED STATES (CONTINUED)
$ 60,000    USD     Waste Management Inc.
                    6.875%, maturing 5/15/09                           $ 52,963
                                                                       --------
                                                                        445,096
                                                                       --------
                    VENEZUELA                                  5.9%
  78,000    USD     Republic of Venezuela
                    9.250%, maturing 9/15/27                             51,285
                                                                       --------
TOTAL DEBT INVESTMENTS (COST $830,561)                        97.4%     844,535
                                                                       --------

 SHARES
--------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         2.6%
  11,357    USD     SSgA Money Market Fund                               11,357
  11,085    USD     SSgA U.S. Government Money
                    Market Fund                                          11,085
                                                                       --------
TOTAL SHORT-TERM INVESTMENTS (COST $22,442)                    2.6%      22,442
                                                                       --------

TOTAL INVESTMENTS (COST $853,003) **                         100.0%     866,977

                    OTHER ASSETS LESS LIABILITIES              0.0%*        186
                                                                       --------
                    NET ASSETS                               100.0%    $867,163
                                                                       ========

--------------------------------

*    Less than 0.1% of net assets.

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $877,779 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $27,580
Unrealized depreciation                             (38,382)
                                                    -------
Net unrealized depreciation                         $(10,802)
                                                    =======

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY           SHORT-TERM
COUNTRY                          CODE     DEBT    AND OTHER     TOTAL

-----------------------------------------------------------------------
Argentina                         AR       4.6%                  4.6%
Brazil                            BR      17.0%                 17.0%
Bulgaria                          BG       2.2%                  2.2%
Korea                             KR       1.7%                  1.7%
Philippines                       PH       1.7%                  1.7%
Russia                            RU       8.2%                  8.2%
Turkey                            TR       4.8%                  4.8%
United States                     US      51.3%       2.6%      53.9%
Venezuela                         VZ       5.9%                  5.9%
                                          ----     ------      -----
  Total                                   97.4%       2.6%     100.0%
                                          ====     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Management's Performance Review

        The Dresdner RCM Balanced Fund which was launched on December 15, 1999, produced a total return of 2.77% during the six month period ended June 30, 2000. In comparison, the unmanaged benchmark, a 60%/40% blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, returned 1.45%. For the same period, the S&P 500 Index returned -0.42% while the Lehman Brothers Aggregate Bond Index returned 3.98%.

MARKET REVIEW

        As the year 2000 began, it seemed that nothing could stop the soaring U.S. economy. Despite five increases in short-term interest rates from June 1999 through March 2000, first quarter 2000 growth was 5.4%, while the unemployment rate in April was 3.9%, the lowest in 30 years. New economy technology and biotechnology stocks continued to deliver spectacular performance.

        In March, however, inflation data became more worrisome, and the Federal Reserve Board vowed to strengthen its hand. Evidence began to emerge that many of the stocks in the more speculative sectors of the technology market had risen too far and too fast, pumped up by the explosive combination of momentum buying, margin debt and on-line trading. Questions began to arise about "new economy" business models. As a result, investors chose to re-examine fundamentals and valuations. The "dot-com" stocks were the first to weaken. Eventually, the negative sentiment spread to biotech stocks, the entire technology sector, and the broader market as well. Meanwhile, the Fed boosted rates by 50 basis points in May, bringing the Fed Funds rate to 6.50%, the highest since 1991.

        Normally, such an environment would create a bear market for bonds. However, Treasury securities actually rallied. Due to the growing budget surplus, the government began buying back Treasury bonds, particularly longer-term securities, and vowed to continue to do so. Even though the Federal Funds rate increased from 5.50% to 6.50% during the first half of 2000, the 30-year bond yield actually fell by 58 basis points. Other positive performers included mortgage-backed securities, which offered significantly higher yields than U.S. Treasury bonds and very little prepayment risk in the current environment. However, corporate bonds, particularly lower credit-quality bonds, did not fare as well, as investors became concerned with the slowing economy and corporate restructurings designed to boost stock prices, often at the expense of bondholders.

        Finally, by June, signs of economic slowing began to emerge, as weaker numbers were recorded for employment, retail sales, housing starts, auto sales, and manufacturing. As a result, the Fed refrained from raising short-term rates again in June, but did leave the door open for more rate hikes in the future. Stock and bond markets generally rallied, but the S&P 500 Index was still down 0.42% for the first half of 2000, while most bond markets posted low single-digit gains.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, allocated approximated 56% of the portfolio to equities, 43% to fixed-income and the remaining portion to cash and equivalents as of June 30, 2000.

        The equity portion of the Fund benefited from its commitment to communications equipment stocks such as Cisco Systems, JDS Uniphase, and Motorola. In addition, the Fund was overweighted in health care, particularly biotechnology stocks, which benefited from the market's shift out of technology. Other positive factors for health care included reduced concerns that Congress would enact a draconian law expanding Medicare to cover prescription drugs. In addition, the biotechnology stocks rallied on news that scientists had made significant progress in genetic research. Meanwhile, the portfolio was underweighted in financial services due to the rising interest-rate environment and credit deterioration at some regional banks, and in the retail sector due to concerns about slower consumer spending and low returns on capital.

        In fixed-income, Dresdner RCM made a number of corrective actions in the second quarter that improved performance for the first half of 2000. First, the Fund's asset allocation in the first quarter assumed that corporate bonds would benefit from the fact that Y2K was a non-event and that inflation was still contained. It

 Dresdner RCM Balanced Fund
 Management's Performance Review
did not anticipate the Treasury buyback program or the significant event risk in the corporate bond market. The portfolio was adjusted in the second quarter, de-emphasizing corporate bonds in favor of mortgages, which offered attractive yields without the credit concerns.

        Second, Dresdner RCM managed the portfolio's exposure to government agency bonds. Early in 2000, investors assumed that these bonds would become the new benchmark for the bond market, since they carry an implied government guarantee. However, government officials publicly dispelled that notion, causing these bonds to weaken. The portfolio was heavily weighted in government agencies during the time when they were viewed as the new benchmark, and lightly weighted when they sold off, creating a positive result for performance.

        Dresdner RCM had positioned the fixed-income portfolio's duration longer than average at the start of the year, which was not appropriate given the initial rise in interest rates. By the second quarter, the portfolio's duration was shorter than the benchmark, which proved to be a negative as rates, on balance, declined during the quarter.

OUTLOOK

        Although the U.S. economy has slowed, Dresdner RCM is concerned that it has not slowed enough to prevent the Federal Reserve Board from additional action. Due to inflation concerns, the market consensus of an economic soft landing could be optimistic. As a result, the fixed-income portion of the portfolio is employing a barbell strategy, preparing for additional increases in short-term rates and downward pressure on long-term yields. In addition, the portfolio continues to modestly weight corporate bonds, reflecting concerns about corporate event risk. More value is currently seen in mortgages and asset-backed securities, while Treasury bonds appear overvalued.

        The Fund's equity outlook is positive, as growth prospects over the long term remain positive for technology, telecommunications and health care companies. However, the short-term outlook for the stock market in general is cautious, as investors await the outcome of the Fed's strategy.

 Dresdner RCM Balanced Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/15/99 - 06/30/00)(e)

                                             BLENDED S&P 500
                                 LEHMAN          /LEHMAN
                                BROTHERS        BROTHERS
          CLASS I  S&P 500   AGGREGATE BOND     AGGREGATE
          SHARES   INDEX(A)     INDEX(B)      BOND INDEX(C)
12/15/99  $10,000   $10,000         $10,000          $10,000
12/31/99  $10,650   $10,400          $9,938          $10,215
1/31/00   $10,500    $9,878          $9,905           $9,894
2/29/00   $10,670    $9,691         $10,025           $9,829
3/31/00   $11,240   $10,639         $10,157          $10,458
4/30/00   $10,875   $10,318         $10,128          $10,257
5/31/00   $10,584   $10,107         $10,123          $10,129
6/30/00   $10,945   $10,356         $10,333          $10,363

PERFORMANCE(d)
JUNE 30, 2000

                                                  CUMULATIVE
                                                    SINCE
BALANCED FUND                             YTD(F)  INCEPTION
Class I
Average Annual Total Return(e)             2.77%    9.45%
S&P 500 Index
Average Annual Total Return(a)            -0.42%    3.56%
Lehman Brothers Aggregate Bond Index
Average Annual Total Return(b)             3.98%    3.33%
Blended S&P 500 Index/Lehman Brothers
Aggregate Bond Index
Average Annual Total Return(c)             1.45%    3.63%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) The Lehman Brothers Aggregate Bond Index, which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
(c) The Blended S&P 500/Lehman Brothers Aggregate Bond Index is a blended index comprised of the performance of the two indexes weighted 60% S & P 500 Index and 40% Lehman Brothers Aggregate Bond Index.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  Class I shares commenced operations on December 15, 1999.
(f)  Unannualized.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              6.4%
                     CAPITAL GOODS                              5.2%
     1,100    US     General Dynamics Corp.                           $    57,475
     9,000    US     General Electric Co.                                 477,000
     1,200    US     Honeywell International Inc.                          40,425
     7,000    BH     Tyco International Ltd.                              331,625
                                                                      -----------
                                                                          906,525
                                                                      -----------
                     COMMERCIAL SERVICES & SUPPLIES             1.2%
     3,100    US     Enron Corp.                                          199,950
CONSUMER DISCRETIONARY SECTOR                                   4.8%
                     CONSUMER DURABLES & APPAREL                0.6%
     2,500    US     NIKE Inc. (Class B)                                   99,531
                     HOTELS, RESTAURANTS & LEISURE              0.1%
       700    US     McDonald's Corp.                                      23,056
                     MEDIA                                      1.7%
     1,800    US     Clear Channel Communications
                     Inc. *                                               135,000
     1,400    US     The Walt Disney Co.                                   54,338
     1,400    US     Time Warner Inc.                                     106,400
                                                                      -----------
                                                                          295,738
                                                                      -----------
                     RETAILING                                  2.4%
     1,200    US     Circuit City Stores Inc.                              39,825
     3,000    US     Costco Wholesale Corp. *                              99,000
       500    US     Home Depot Inc.                                       24,969
     1,000    US     Target Corp.                                          58,000
     3,500    US     Wal-Mart Stores Inc.                                 201,687
                                                                      -----------
                                                                          423,481
                                                                      -----------
CONSUMER STAPLES SECTOR                                         3.4%
                     FOOD & DRUG RETAILING                      0.6%
     1,600    US     Safeway Inc. *                                        72,200
     1,200    US     Walgreen Co.                                          38,625
                                                                      -----------
                                                                          110,825
                                                                      -----------
                     FOOD, BEVERAGE & TOBACCO                   1.1%
     1,400    US     Anheuser-Busch Cos. Inc.                             104,562
     1,400    US     Coca Cola Co.                                         80,413
                                                                      -----------
                                                                          184,975
                                                                      -----------
                     HOUSEHOLD & PERSONAL PRODUCTS              1.7%
     1,000    US     Avon Products Inc.                                    44,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     HOUSEHOLD & PERSONAL PRODUCTS
                     (CONTINUED)
     2,000    US     Colgate-Palmolive Co.                            $   119,750
       700    US     Estee Lauder Cos. Inc. (Class
                     A)                                                    34,606
     1,400    US     Gillette Co.                                          48,913
     1,000    US     Procter & Gamble Co.                                  57,250
                                                                      -----------
                                                                          305,019
                                                                      -----------
ENERGY SECTOR                                                   0.9%
                     ENERGY                                     0.9%
       600    US     Chevron Corp.                                         50,887
       200    US     Grant Prideco Inc. *                                   5,000
     1,000    US     Schlumberger Ltd.                                     74,625
       700    US     Weatherford International Inc.                        27,869
                                                                      -----------
                                                                          158,381
                                                                      -----------
FINANCIAL SECTOR                                                4.0%
                     BANKS                                      2.5%
     2,000    US     Bank of New York Inc.                                 93,000
     1,500    US     Chase Manhattan Corp.                                 69,094
     4,000    US     Citigroup Inc.                                       241,000
       700    US     Wells Fargo Co.                                       27,125
                                                                      -----------
                                                                          430,219
                                                                      -----------
                     DIVERSIFIED FINANCIALS                     0.3%
     1,000    US     Federal National Mortgage
                     Association                                           52,187
                     INSURANCE                                  1.2%
     1,800    US     American International Group
                     Inc.                                                 211,500
HEALTH CARE SECTOR                                             10.5%
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                             10.5%
     5,000    US     Amgen Inc. *                                         351,250
     1,800    US     Bristol-Myers Squibb Co.                             104,850
     1,200    US     Eli Lilly & Co.                                      119,850
       550    US     Genentech Inc. *                                      94,600
     1,600    UK     Glaxo Wellcome PLC (ADR)                              92,500
       400    US     Human Genome Sciences Inc. *                          53,350
       900    US     Johnson & Johnson                                     91,687
     1,800    US     Merck & Co. Inc.                                     137,925
       800    US     Millennium Pharmaceuticals
                     Inc. *                                                89,500
     1,400    US     PE Corp. - PE Biosystems Group                        92,225
    10,000    US     Pfizer Inc.                                          480,000

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY (CONTINUED)
     1,100    US     Pharmacia Corp.                                  $    56,856
       500    US     Sepracor Inc. *                                       60,313
                                                                      -----------
                                                                        1,824,906
                                                                      -----------
MATERIALS SECTOR                                                0.2%
                     MATERIALS                                  0.2%
     1,000    US     Alcoa Inc.                                            29,000
TECHNOLOGY SECTOR                                              20.4%
                     COMMUNICATIONS EQUIPMENT                   8.3%
     7,000    US     Cisco Systems Inc. *                                 444,937
     1,800    US     JDS Uniphase Corp. *                                 215,775
     1,000    US     Lucent Technologies Inc.                              59,250
     2,700    US     Motorola Inc.                                         78,469
     7,000    FI     Nokia Oyj (ADR)                                      349,563
     2,000    CA     Nortel Networks Corp.                                136,500
     1,100    US     QUALCOMM Inc. *                                       66,000
     4,500    SE     Telefonaktiebolaget (LM)
                     Ericsson AB (ADR)                                     90,000
                                                                      -----------
                                                                        1,440,494
                                                                      -----------
                     COMPUTERS & PERIPHERALS                    3.9%
     2,500    US     Dell Computer Corp. *                                123,281
     3,000    US     EMC Corp. *                                          230,813
     1,200    US     Hewlett-Packard Co.                                  149,850
     2,000    US     Sun Microsystems Inc. *                              181,875
                                                                      -----------
                                                                          685,819
                                                                      -----------
                     INTERNET SOFTWARE & SERVICES               1.5%
     1,600    US     America Online Inc. *                                 84,400
     1,400    US     Yahoo Inc. *                                         173,425
                                                                      -----------
                                                                          257,825
                                                                      -----------
                     INFORMATION TECHNOLOGY
                     CONSULTING & SERVICES                      0.2%
       500    US     Computer Sciences Corp. *                             37,344
                     SEMICONDUCTORS & INSTRUMENTS               3.1%
     3,000    US     Intel Corp.                                          401,062
       800    FR     STMicroelectronics N.V. (NY
                     Registered Shares)                                    51,350
       700    US     Texas Instruments Inc.                                48,081
       600    US     Xilinx Inc. *                                         49,538
                                                                      -----------
                                                                          550,031
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     SOFTWARE                                   3.4%
     4,000    US     Microsoft Corp. *                                $   320,000
     2,500    US     Oracle Corp. *                                       210,156
       500    US     VERITAS Software Corp. *                              56,508
                                                                      -----------
                                                                          586,664
                                                                      -----------
TELECOMMUNICATION SERVICES SECTOR                               5.2%
                     TELECOMMUNICATION SERVICES                 5.2%
     1,200    US     Bell Atlantic Corp.                                   60,975
     1,200    US     GTE Corp.                                             74,700
     1,800    US     Nextel Communications Inc. *                         110,137
     4,500    US     Qwest Communications
                     International Inc. *                                 223,594
     3,500    US     SBC Communications Inc.                              151,375
     2,500    UK     Vodafone AirTouch PLC (ADR)                          103,594
     4,000    US     WorldCom Inc. *                                      183,500
                                                                      -----------
                                                                          907,875
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $9,368,770)                     55.8%    9,721,345
                                                                      -----------
   FACE
  AMOUNT
----------
DEBT INVESTMENTS
                     ASSET-BACKED SECURITIES                    2.5%
$   15,000    US     Carco Auto Loan Master Trust
                     6.430%, maturing 11/15/04,
                     Series 1999-4, Class A                                14,747
   100,000    US     Citibank Credit Card Master
                     Trust I 6.650%,
                     maturing 11/15/06, Series
                     1999-7, Class A                                       97,750
   100,000    US     Citibank Credit Card Master
                     Trust I 6.100%,
                     maturing 5/15/08, Series
                     1999-5, Class A                                       94,600
    25,000    US     Discover Card Master Trust I
                     6.850%, maturing 7/17/07,
                     Series 1999-6, Class A                                24,590
   100,000    US     Ford Credit Auto Owner Trust
                     0.990%, maturing 10/15/04,
                     Series 2000-C, Class B                               105,131
    20,000    US     Green Tree Financial Corp.
                     6.270%, maturing 7/1/21,
                     Series 1998-6, Class A6                               18,137
    15,000    US     Green Tree Home Equity Loan
                     Trust 6.130%,
                     maturing 2/15/19, Series
                     1999-A, Class A5                                      14,222
    60,000    US     MBNA Master Credit Card Trust
                     6.801%, maturing 7/15/00,
                     Series 1996-D, Class A                                60,054
                                                                      -----------
                                                                          429,231
                                                                      -----------
                     COLLATERALIZED MORTGAGE
                     OBLIGATIONS                                0.8%
    10,000    US     Chase Commercial Mortgage
                     Securities Corp. 7.198%,
                     maturing 11/15/09, Series
                     1999-2, Class A2                                       9,818

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

FACE                                                      % OF        MARKET VALUE
AMOUNT      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
                     COLLATERALIZED MORTGAGE
                     OBLIGATIONS (CONTINUED)
$   35,000    US     Chase Commercial Mortgage
                     Securities Corp. 7.631%,
                     maturing 6/15/10, Series
                     2000-2, Class A2                                 $    36,654
    10,000    US     First Union National Bank
                     Commercial Mortgage Corp.
                     7.390%, maturing 11/15/09,
                     Series 1999-C4, Class A2                               9,801
    25,000    US     First Union-Lehman Brothers
                     Commercial Mortgage Securities
                     Corp. 7.380%,
                     maturing 4/18/07, Series
                     1997-C1, Class A3                                     24,743
    55,000    US     LB Commercial Conduit Mortgage
                     Trust 6.480%,
                     maturing 1/18/08, Series
                     1998-C1, Class A3                                     63,476
                                                                      -----------
                                                                          144,492
                                                                      -----------
                     CORPORATE BONDS                            3.2%
    30,000    US     Boeing Co. 6.625%,
                     maturing 2/15/38                                      25,850
    49,603    US     Continental Airlines Inc.
                     7.256%, maturing 3/15/20                              47,213
    40,000    DE     Deutsche Telekom International
                     Finance BV 8.000%,
                     maturing 6/15/10                                      40,177
    10,000    US     Ford Motor Credit Co. 5.900%,
                     maturing 2/23/01                                       9,925
    45,000    US     GTE Corp. 7.510%,
                     maturing 4/1/09                                       44,253
    40,000    UK     HSBC Capital Funding LP
                     10.176%, maturing 12/31/00,
                     Floating Rate (144A)                                  42,906
    15,000    CA     Hydro-Quebec 8.050%,
                     maturing 7/7/24                                       15,909
    15,000    US     International Business
                     Machines Corp. 8.375%,
                     maturing 11/1/19                                      16,513
    60,000    US     International Paper Co.
                     8.125%, maturing 7/8/05 (144A)                        60,409
    10,000    US     Merrill Lynch & Co. 6.060%,
                     maturing 10/15/01                                      9,851
    60,000    CA     Quebec Province 8.625%,
                     maturing 1/19/05                                      63,084
    35,000    US     Sprint Capital Corp. 6.875%,
                     maturing 11/15/28                                     30,364
    30,000    US     Time Warner Inc. 10.150%,
                     maturing 5/1/12                                       34,429
    25,000    BH     Tyco International Group S.A.
                     6.125%, maturing 11/1/08                              22,317
    25,000    BH     Tyco International Group S.A.
                     6.875%, maturing 1/15/29                              21,119
    25,000    US     Union Pacific Resources Group
                     Inc. 7.500%,
                     maturing 10/15/26                                     23,551
    50,000    US     Waste Management Inc. 6.875%,
                     maturing 5/15/09                                      44,136
                                                                      -----------
                                                                          552,006
                                                                      -----------
                     U.S. GOVERNMENT AND AGENCY
                     BONDS                                     26.5%
    30,000    US     Federal National Mortgage
                     Association 7.250%,
                     maturing 1/15/10                                      30,302
    35,000    US     Federal National Mortgage
                     Association 6.250%,
                     maturing 5/15/29                                      31,473
    60,000    US     Federal National Mortgage
                     Association 7.125%,
                     maturing 1/15/30                                      60,440
   114,914    US     Federal National Mortgage
                     Association 7.500%,
                     maturing 5/1/30                                      113,262
 2,140,000    US     Federal National Mortgage
                     Association, 8.000%, 30 Year,
                     TBA **                                             2,148,688

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

FACE                                                      % OF        MARKET VALUE
AMOUNT      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                     U.S. GOVERNMENT AND AGENCY
                     BONDS (CONTINUED)
$  241,509    US     Government National Mortgage
                     Association 7.500%,
                     maturing 11/15/29                                $   239,773
   179,704    US     Government National Mortgage
                     Association 8.000%,
                     maturing 4/15/30                                     181,612
 1,135,000    US     United States Treasury Bonds
                     6.250%, maturing 8/15/23                           1,144,216
    80,000    US     United States Treasury Notes
                     6.500%, maturing 8/31/01 ***                          80,000
   600,000    US     United States Treasury Notes
                     6.125%, maturing 8/15/07 ***                         596,415
                                                                      -----------
                                                                        4,626,181
                                                                      -----------
TOTAL DEBT INVESTMENTS (COST $5,695,084)                       33.0%    5,751,910
                                                                      -----------

  SHARES
----------
PREFERRED STOCKS
                     UNITED STATES                              0.1%
       550    US     Citigroup Inc., Series M,
                     5.864%                                                22,550
                                                                      -----------
TOTAL PREFERRED STOCKS (COST $21,981)                           0.1%       22,550
                                                                      -----------
   FACE
  AMOUNT
----------
SHORT-TERM INVESTMENTS
                     U.S. GOVERNMENT AND AGENCY
                     BONDS                                      9.5%
$  120,000    US     Federal Farm Credit Banks
                     6.370%, maturing 7/12/00                             119,767
   350,000    US     Federal Home Loan Bank 6.470%,
                     maturing 9/20/00                                     344,905
   180,000    US     Federal Home Loan Mortgage
                     Corp. 6.430%,
                     maturing 7/18/00                                     179,453
   600,000    US     Federal Home Loan Mortgage
                     Corp. 6.450%,
                     maturing 7/18/00                                     598,173
   415,000    US     Tennessee Valley Authority
                     6.350%, maturing 7/14/00                             414,048
                                                                      -----------
                                                                        1,656,346
                                                                      -----------
                     COMMERCIAL PAPER                           3.7%
   215,000    US     American Express Credit Corp.
                     6.530%, maturing 7/14/00                             214,493
   215,000    US     Associates Corp. of North
                     America 6.530%,
                     maturing 7/21/00                                     214,220
   215,000    US     General Electric Co. 6.530%,
                     maturing 7/14/00                                     214,493
                                                                      -----------
                                                                          643,206
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 June 30, 2000 (Unaudited)

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
                     MONEY MARKET FUNDS                         6.4%
   557,528    US     SSgA Money Market Fund                           $   557,528
   556,527    US     SSgA U.S. Government Money
                     Market Fund                                          556,527
                                                                      -----------
                                                                        1,114,055
                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,413,607)                 19.6%    3,413,607
                                                                      -----------

TOTAL INVESTMENTS (COST $18,499,442) ****                     108.5%   18,909,412

                     OTHER ASSETS LESS
                     LIABILITIES ***                           (8.5)%  (1,480,722)
                                                                      -----------
                     NET ASSETS                               100.0%  $17,428,690
                                                                      ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

** Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At June 30, 2000, the cost of the fund's forward commitment purchase was $2,131,288.

*** A portion of this security and cash have been segregated to cover forward commitment purchase.

Tax Information:

**** For Federal income tax purposes, cost is $18,499,442 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $685,415
Unrealized depreciation                             (275,445)
                                                    --------
Net unrealized appreciation                         $409,970
                                                    ========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 2000 categorized by country:

                                                     % OF NET ASSETS
                                    -------------------------------------------------
                           COUNTRY  PREFERRED                    SHORT-TERM
COUNTRY                     CODE      STOCK    EQUITIES   DEBT   AND OTHER    TOTAL

-------------------------------------------------------------------------------------
Bermuda                      BH                   1.9%    0.3%                  2.2%
Canada                       CA                   0.8%    0.4%                  1.2%
Finland                      FI                   2.0%                          2.0%
France                       FR                   0.3%                          0.3%
Germany                      DE                           0.2%                  0.2%
Sweden                       SE                   0.5%                          0.5%
United Kingdom               UK                   1.1%    0.3%                  1.4%
United States                US         0.1%     49.2%   31.8%       11.1%     92.2%
                                     ------    ------    ----     -------     -----
  Total                                 0.1%     55.8%   33.0%       11.1%    100.0%
                                     ======    ======    ====     =======     =====

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 June 30, 2000 (Unaudited)
 (All numbers in thousands except net asset values per share)

                                                         LARGE CAP                 TAX MANAGED
                                                          GROWTH    BIOTECHNOLOGY    GROWTH
                                                           FUND         FUND          FUND
                                                         ---------  -------------  -----------
ASSETS:
  Investments at cost                                     $25,170     $364,841       $31,972
                                                          =======     ========       =======
  Foreign currency at cost                                $    --     $     --       $    --
                                                          =======     ========       =======
  Short-term investments at cost                          $   599     $ 36,861       $   954
                                                          =======     ========       =======
  Investments at value (Note1)                            $29,165     $417,544       $33,098
  Foreign currency at value (Note 1)                           --           --            --
  Cash                                                         --           --            --
  Short-term investments at value (Note 1)                    599       36,861           954
  Receivables:
    Investments sold                                           99        8,771           159
    Fund shares sold                                          260        8,392            20
    Forward foreign currency contracts (Note 1 and 6)          --           --            --
    Dividends                                                  11           85            12
    Interest                                                    2           79             3
    Investment Manager (Note 2)                                18           --            --
  Prepaid expenses                                             --            2            --
  Organizational costs (Note 5)                                --           --            --
  Miscellaneous assets                                         --           --            --
                                                          -------     --------       -------
      Total Assets                                         30,154      471,734        34,246
                                                          -------     --------       -------
LIABILITIES:
  Payables:
    Investments purchased                                     137        4,316           357
    Delayed delivery investments purchased (Note 1)            --           --            --
    Fund shares repurchased                                   214          819            --
  Accrued Expenses:
    Management fees (Note 2)                                   --          787            22
    Distribution fees (Note 3)                                  1           77             1
    Directors' fees (Note 7)                                   39           39            31
    Other                                                      71           13            57
                                                          -------     --------       -------
      Total Liabilities                                       462        6,051           468
                                                          -------     --------       -------
NET ASSETS                                                $29,692     $465,683       $33,778
                                                          =======     ========       =======
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                                $24,336     $458,790       $33,930
  Accumulated net investment income (loss)                    (38)      (1,151)          (68)
  Accumulated net realized gain (loss) on investments,
    options written and foreign currency transactions       1,399      (44,659)       (1,210)
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                      --           --            --
  Net unrealized appreciation on investments                3,995       52,703         1,126
                                                          -------     --------       -------
NET ASSETS                                                $29,692     $465,683       $33,778
                                                          =======     ========       =======
CLASS I NET ASSETS                                        $23,265     $     --       $29,972
                                                          =======     ========       =======
CLASS I SHARES OUTSTANDING                                  1,176           --         1,926
                                                          =======     ========       =======
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)              $ 19.78     $     --       $ 15.56
                                                          =======     ========       =======
CLASS N NET ASSETS                                        $ 6,427     $465,683       $ 3,806
                                                          =======     ========       =======
CLASS N SHARES OUTSTANDING                                    327       13,393           245
                                                          =======     ========       =======
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)              $ 19.67     $  34.77       $ 15.51
                                                          =======     ========       =======

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 June 30, 2000 (Unaudited)
 (All numbers in thousands except net asset values per share)

                                                          GLOBAL      GLOBAL      GLOBAL     INTERNATIONAL  EMERGING
                                                         SMALL CAP  TECHNOLOGY  HEALTH CARE  GROWTH EQUITY  MARKETS   EUROPE
                                                           FUND        FUND        FUND          FUND         FUND     FUND
                                                         ---------  ----------  -----------  -------------  --------  -------
ASSETS:
  Investments at cost                                     $42,670    $546,960     $49,879      $279,131     $ 7,804   $66,733
                                                          =======    ========     =======      ========     =======   =======
  Foreign currency at cost                                $   205    $     --     $    --      $  5,295     $   528   $ 1,190
                                                          =======    ========     =======      ========     =======   =======
  Short-term investments at cost                          $   117    $ 39,741     $10,719      $ 11,318     $   774   $   543
                                                          =======    ========     =======      ========     =======   =======
  Investments at value (Note1)                            $46,342    $726,517     $53,494      $310,512     $ 8,358   $77,117
  Foreign currency at value (Note 1)                          206          --          --         5,316         528     1,198
  Cash                                                          1          --          --             2           1        --
  Short-term investments at value (Note 1)                    117      39,741      10,719        11,318         774       543
  Receivables:
    Investments sold                                          367       4,396       2,076           335         185     4,738
    Fund shares sold                                        1,197       6,991       1,752         5,527         123     2,784
    Forward foreign currency contracts (Note 1 and 6)          --          --          --            --          --        --
    Dividends                                                  14         118          16           375          25        94
    Interest                                                   --          95          11            39          20         2
    Investment Manager (Note 2)                                --          --          --            --          71       125
  Prepaid expenses                                              1          --           1            --          --        18
  Organizational costs (Note 5)                                --           8          --            --          10        --
  Miscellaneous assets                                         --           8          --            --          --        --
                                                          -------    --------     -------      --------     -------   -------
      Total Assets                                         48,245     777,874      68,069       333,424      10,095    86,619
                                                          -------    --------     -------      --------     -------   -------
LIABILITIES:
  Payables:
    Investments purchased                                     965      11,156       1,766         5,715         916     4,481
    Delayed delivery investments purchased (Note 1)            --          --          --            --          --        --
    Fund shares repurchased                                   206       1,978         616         2,605         115       101
  Accrued Expenses:
    Management fees (Note 2)                                   52       1,667          43           184          23        --
    Distribution fees (Note 3)                                  3          74          10             1           2        15
    Directors' fees (Note 7)                                   38          39          39           107          35         1
    Other                                                      47          94          40            64          67        77
                                                          -------    --------     -------      --------     -------   -------
      Total Liabilities                                     1,311      15,008       2,514         8,676       1,158     4,675
                                                          -------    --------     -------      --------     -------   -------
NET ASSETS                                                $46,934    $762,866     $65,555      $324,748     $ 8,937   $81,944
                                                          =======    ========     =======      ========     =======   =======
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                                $38,423    $632,539     $59,298      $261,350     $ 7,726   $57,458
  Accumulated net investment income (loss)                   (258)     (2,322)       (112)         (876)         20      (416)
  Accumulated net realized gain (loss) on investments,
    options written and foreign currency transactions       5,096     (46,899)      2,754        32,921         637    14,506
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                       1          (9)         --           (28)         --        12
  Net unrealized appreciation on investments                3,672     179,557       3,615        31,381         554    10,384
                                                          -------    --------     -------      --------     -------   -------
NET ASSETS                                                $46,934    $762,866     $65,555      $324,748     $ 8,937   $81,944
                                                          =======    ========     =======      ========     =======   =======
CLASS I NET ASSETS                                        $29,486    $379,724     $    --      $319,619     $ 6,778   $ 1,092
                                                          =======    ========     =======      ========     =======   =======
CLASS I SHARES OUTSTANDING                                  1,094       5,438          --        16,497         416        67
                                                          =======    ========     =======      ========     =======   =======
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)              $ 26.94    $  69.82     $    --      $  19.37     $ 16.29   $ 16.38
                                                          =======    ========     =======      ========     =======   =======
CLASS N NET ASSETS                                        $17,448    $383,142     $65,555      $  5,129     $ 2,159   $80,852
                                                          =======    ========     =======      ========     =======   =======
CLASS N SHARES OUTSTANDING                                    649       5,500       2,979           265         133     4,939
                                                          =======    ========     =======      ========     =======   =======
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)              $ 26.90    $  69.66     $ 22.01      $  19.32     $ 16.24   $ 16.37
                                                          =======    ========     =======      ========     =======   =======

                                                         GLOBAL  STRATEGIC
                                                         EQUITY   INCOME    BALANCED
                                                          FUND     FUND       FUND
                                                         ------  ---------  --------
ASSETS:
  Investments at cost                                    $1,251   $  831    $15,085
                                                         ======   ======    =======
  Foreign currency at cost                               $    6   $   --    $    --
                                                         ======   ======    =======
  Short-term investments at cost                         $    9   $   22    $ 3,414
                                                         ======   ======    =======
  Investments at value (Note1)                           $1,584   $  845    $15,496
  Foreign currency at value (Note 1)                          6       --         --
  Cash                                                       --       --      2,599
  Short-term investments at value (Note 1)                    9       22      3,414
  Receivables:
    Investments sold                                         26       --        270
    Fund shares sold                                         --       --         --
    Forward foreign currency contracts (Note 1 and 6)        --        3         --
    Dividends                                                 1       --          4
    Interest                                                 --       14         64
    Investment Manager (Note 2)                              53       46         45
  Prepaid expenses                                           --       --         --
  Organizational costs (Note 5)                              --       --         --
  Miscellaneous assets                                       --       --         --
                                                         ------   ------    -------
      Total Assets                                        1,679      930     21,892
                                                         ------   ------    -------
LIABILITIES:
  Payables:
    Investments purchased                                    12       --      2,310
    Delayed delivery investments purchased (Note 1)          --       --      2,137
    Fund shares repurchased                                  --       --         --
  Accrued Expenses:
    Management fees (Note 2)                                  3       --         --
    Distribution fees (Note 3)                               --       --         --
    Directors' fees (Note 7)                                 31       30         11
    Other                                                    43       33          5
                                                         ------   ------    -------
      Total Liabilities                                      89       63      4,463
                                                         ------   ------    -------
NET ASSETS                                               $1,590   $  867    $17,429
                                                         ======   ======    =======
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                               $1,000   $1,000    $16,697
  Accumulated net investment income (loss)                   (6)     (11)        35
  Accumulated net realized gain (loss) on investments,
    options written and foreign currency transactions       263     (139)       286
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                    --        3         --
  Net unrealized appreciation on investments                333       14        411
                                                         ------   ------    -------
NET ASSETS                                               $1,590   $  867    $17,429
                                                         ======   ======    =======
CLASS I NET ASSETS                                       $1,590   $  867    $17,429
                                                         ======   ======    =======
CLASS I SHARES OUTSTANDING                                  100       89      1,595
                                                         ======   ======    =======
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $15.90   $ 9.72    $ 10.92
                                                         ======   ======    =======
CLASS N NET ASSETS                                       $   --   $   --    $    --
                                                         ======   ======    =======
CLASS N SHARES OUTSTANDING                                   --       --         --
                                                         ======   ======    =======
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE (NOTES 1 AND 4)             $   --   $   --    $    --
                                                         ======   ======    =======

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Six Months Ended June 30, 2000 (Unaudited)
 (All numbers in thousands)

                                                         LARGE CAP                 TAX MANAGED
                                                          GROWTH    BIOTECHNOLOGY    GROWTH
                                                           FUND         FUND          FUND
                                                         ---------  -------------  -----------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                             $   72      $    322       $    32
    Interest                                                   7           289             9
    Foreign tax withheld                                      (1)           (4)           --
                                                          ------      --------       -------
      Total investment income                                 78           607            41
                                                          ------      --------       -------
  Expenses:
    Investment management fees (Note 2)                       82         1,172            64
    Administration fees                                       32            32            32
    Shareholder servicing fee, Class I                         8            --             6
    Shareholder servicing fee, Class N                         9            82             8
    Registration and filing, Class I                          18            --            14
    Registration and filing, Class N                           9            19            10
    Reports to shareholders                                   11            20             8
    Accounting expense                                        24            14            16
    Audit fees                                                11            11            11
    Directors' fees and expenses (Note 7)                     11            11            11
    Legal fees                                                 6             6             6
    Custodian fees                                             4            16             5
    Insurance expense                                         --            --            --
    Distribution fees (Note 3)                                 4           293             2
    Amortization of organization costs (Note 5)               --            --            --
    Reimbursement of expenses previously assumed by
      Investment Manager (Note 2)                             --            79            --
    Miscellaneous expenses                                     4             3             2
                                                          ------      --------       -------
      Total expenses before waivers and reimbursements       233         1,758           195
  Less: Expenses waived and reimbursed by Investment
    Manager (Note 2)                                        (117)           --           (86)
                                                          ------      --------       -------
      Total net expenses                                     116         1,758           109
                                                          ------      --------       -------
        Net investment income (loss)                         (38)       (1,151)          (68)
                                                          ------      --------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  1,112       (45,625)       (1,198)
  Net realized gain (loss) on foreign currrency
    transactions                                              --            --            --
  Net realized gain on options written                        --            --            --
                                                          ------      --------       -------
      Net realized gain (loss)                             1,112       (45,625)       (1,198)
                                                          ------      --------       -------
  Net change in unrealized appreciation (depreciation)
    on investments                                          (282)       48,778           511
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                          --            --            --
                                                          ------      --------       -------
      Net unrealized appreciation (depreciation)            (282)       48,778           511
                                                          ------      --------       -------
      Net realized and unrealized gain (loss)                830         3,153          (687)
                                                          ------      --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $  792      $  2,002       $  (755)
                                                          ======      ========       =======

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Six Months Ended June 30, 2000 (Unaudited)
 (All numbers in thousands)

                                                          GLOBAL      GLOBAL      GLOBAL     INTERNATIONAL  EMERGING
                                                         SMALL CAP  TECHNOLOGY  HEALTH CARE  GROWTH EQUITY  MARKETS    EUROPE
                                                           FUND        FUND        FUND          FUND         FUND      FUND
                                                         ---------  ----------  -----------  -------------  --------  --------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                             $   145    $    875     $   65       $  1,804     $    56   $    297
    Interest                                                   37         904         42            173          39         --
    Foreign tax withheld                                      (12)        (32)        (1)          (248)         (8)       (55)
                                                          -------    --------     ------       --------     -------   --------
      Total investment income                                 170       1,747        106          1,729          87        242
                                                          -------    --------     ------       --------     -------   --------
  Expenses:
    Investment management fees (Note 2)                       206       2,989        145          1,156          42        396
    Administration fees                                        32          32         32             32          15         32
    Shareholder servicing fee, Class I                          8          92         --             18           8         14
    Shareholder servicing fee, Class N                         10          53         13              8           8         50
    Registration and filing, Class I                           10          37         --             15          15         12
    Registration and filing, Class N                            9          29         12             14           8         19
    Reports to shareholders                                    11          27         10             12           7          8
    Accounting expense                                         23          26         12             29          19         23
    Audit fees                                                 12          13         10             22           9         26
    Directors' fees and expenses (Note 7)                      11          11         11             30          16        140
    Legal fees                                                  6           6          6              7           7         13
    Custodian fees                                             28          46          6            136          42         16
    Insurance expense                                          --           1         --              3          --         --
    Distribution fees (Note 3)                                 15         342         36              4           2         98
    Amortization of organization costs (Note 5)                --           7         --             --           2         --
    Reimbursement of expenses previously assumed by
      Investment Manager (Note 2)                              --         339         --             77          --         --
    Miscellaneous expenses                                      3           3          3              3           2          8
                                                          -------    --------     ------       --------     -------   --------
      Total expenses before waivers and reimbursements        384       4,053        296          1,566         202        855
  Less: Expenses waived and reimbursed by Investment
    Manager (Note 2)                                          (60)         --        (78)           (21)       (137)      (214)
                                                          -------    --------     ------       --------     -------   --------
      Total net expenses                                      324       4,053        218          1,545          65        641
                                                          -------    --------     ------       --------     -------   --------
        Net investment income (loss)                         (154)     (2,306)      (112)           184          22       (399)
                                                          -------    --------     ------       --------     -------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                   4,534     (54,456)     2,166         25,182         324     15,486
  Net realized gain (loss) on foreign currrency
    transactions                                             (222)       (458)         5         (5,541)        (12)    (2,570)
  Net realized gain on options written                         --       2,665         --             --          --         --
                                                          -------    --------     ------       --------     -------   --------
      Net realized gain (loss)                              4,312     (52,249)     2,171         19,641         312     12,916
                                                          -------    --------     ------       --------     -------   --------
  Net change in unrealized appreciation (depreciation)
    on investments                                         (2,703)     72,935      2,455        (59,602)     (1,278)   (13,383)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                           (1)        (13)        --            (23)         --         24
                                                          -------    --------     ------       --------     -------   --------
      Net unrealized appreciation (depreciation)           (2,704)     72,922      2,455        (59,625)     (1,278)   (13,359)
                                                          -------    --------     ------       --------     -------   --------
      Net realized and unrealized gain (loss)               1,608      20,673      4,626        (39,984)       (966)      (443)
                                                          -------    --------     ------       --------     -------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $ 1,454    $ 18,367     $4,514       $(39,800)    $  (944)  $   (842)
                                                          =======    ========     ======       ========     =======   ========

                                                         GLOBAL  STRATEGIC
                                                         EQUITY   INCOME    BALANCED
                                                          FUND     FUND       FUND
                                                         ------  ---------  --------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                            $   6     $  1       $ 14
    Interest                                                --       46         57
    Foreign tax withheld                                    (1)      --         --
                                                         -----     ----       ----
      Total investment income                                5       47         71
                                                         -----     ----       ----
  Expenses:
    Investment management fees (Note 2)                      6        4         18
    Administration fees                                     32       32         32
    Shareholder servicing fee, Class I                      --       --         --
    Shareholder servicing fee, Class N                      --       --          7
    Registration and filing, Class I                         4        5         --
    Registration and filing, Class N                        --       --          4
    Reports to shareholders                                  6        5         14
    Accounting expense                                      14       11          8
    Audit fees                                              11       11         11
    Directors' fees and expenses (Note 7)                   11       11         11
    Legal fees                                               6        6          7
    Custodian fees                                          11        2          5
    Insurance expense                                       --       --         --
    Distribution fees (Note 3)                              --       --         --
    Amortization of organization costs (Note 5)             --       --         --
    Reimbursement of expenses previously assumed by
      Investment Manager (Note 2)                           --       --         --
    Miscellaneous expenses                                   2        4          1
                                                         -----     ----       ----
      Total expenses before waivers and reimbursements     103       91        118
  Less: Expenses waived and reimbursed by Investment
    Manager (Note 2)                                       (93)     (84)       (94)
                                                         -----     ----       ----
      Total net expenses                                    10        7         24
                                                         -----     ----       ----
        Net investment income (loss)                        (5)      40         47
                                                         -----     ----       ----
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                  161      (98)       215
  Net realized gain (loss) on foreign currrency
    transactions                                            (1)      12         --
  Net realized gain on options written                      --       --         --
                                                         -----     ----       ----
      Net realized gain (loss)                             160      (86)       215
                                                         -----     ----       ----
  Net change in unrealized appreciation (depreciation)
    on investments                                        (149)      72        355
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                        --       (3)        --
                                                         -----     ----       ----
      Net unrealized appreciation (depreciation)          (149)      69        355
                                                         -----     ----       ----
      Net realized and unrealized gain (loss)               11      (17)       570
                                                         -----     ----       ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $   6     $ 23       $617
                                                         =====     ====       ====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                             LARGE CAP GROWTH FUND           BIOTECHNOLOGY FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
OPERATIONS:
  Net investment income (loss)                              $   (38)        $   (32)       $ (1,151)       $   (63)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                 1,112           2,485         (45,625)         2,820
  Net change in unrealized appreciation
    (depreciation) on investments and foreign currency
    translations                                               (282)          2,205          48,778          3,516
                                                            -------         -------        --------        -------
  Net increase (decrease) in net assets resulting from
    operations                                                  792           4,658           2,002          6,273
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --              --              --             --
    In excess of net investment income                           --              --              --             --
    Net realized gain on investments                             --          (2,517)             --             --
    In excess of net realized gain on investments                --              --              --             --
                                                            -------         -------        --------        -------
      Total distributions, Class I                               --          (2,517)             --             --
                                                            -------         -------        --------        -------
  Class N shares:
    Net investment income                                        --              --              --             --
    In excess of net investment income                           --              --              --             --
    Net realized gain on investments                             --             (46)             --         (1,875)
    In excess of net realized gain on investments                --              --              --             --
                                                            -------         -------        --------        -------
      Total distributions, Class N                               --             (46)             --         (1,875)
                                                            -------         -------        --------        -------
Total distributions to shareholders                              --          (2,563)             --         (1,875)
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS*                13,076           5,794         448,811          6,561
  Redemption fees (Note 1)                                       --              --              --             --
                                                            -------         -------        --------        -------
TOTAL INCREASE IN NET ASSETS                                 13,868           7,889         450,813         10,959
NET ASSETS:
  Beginning of period                                        15,824           7,935          14,870          3,911
                                                            -------         -------        --------        -------
  End of period                                             $29,692         $15,824        $465,683        $14,870
                                                            =======         =======        ========        =======
  End of period net assets include accumulated net
    investment loss of:                                     $   (38)        $    --        $ (1,151)       $    --
                                                            =======         =======        ========        =======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 100-103.
**   Class I Shares commenced operations on March 3, 2000.
*** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                            TAX MANAGED GROWTH FUND         GLOBAL SMALL CAP FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
OPERATIONS:
  Net investment income (loss)                              $   (68)        $  (10)        $  (154)        $   (82)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                (1,198)            27           4,312           1,566
  Net change in unrealized appreciation
    (depreciation) on investments and foreign currency
    translations                                                511            615          (2,704)          5,654
                                                            -------         ------         -------         -------
  Net increase (decrease) in net assets resulting from
    operations                                                 (755)           632           1,454           7,138
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --             --              --              --
    In excess of net investment income                           --             --              --              --
    Net realized gain on investments                             --            (21)             --            (868)
    In excess of net realized gain on investments                --             (2)             --              --
                                                            -------         ------         -------         -------
      Total distributions, Class I                               --            (23)             --            (868)
                                                            -------         ------         -------         -------
  Class N shares:
    Net investment income                                        --             --              --              --
    In excess of net investment income                           --             --              --              --
    Net realized gain on investments                             --             (6)             --             (86)
    In excess of net realized gain on investments                --             --              --              --
                                                            -------         ------         -------         -------
      Total distributions, Class N                               --             (6)             --             (86)
                                                            -------         ------         -------         -------
Total distributions to shareholders                              --            (29)             --            (954)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              32,270            655          19,977          13,840
  Redemption fees (Note 1)                                        5             --              --              --
                                                            -------         ------         -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      31,520          1,258          21,431          20,024
NET ASSETS:
  Beginning of period                                         2,258          1,000          25,503           5,479
                                                            -------         ------         -------         -------
  End of period                                             $33,778         $2,258         $46,934         $25,503
                                                            =======         ======         =======         =======
  End of period net assets include accumulated
    undistributed net investment income (loss) of:          $   (68)        $   --         $  (258)        $  (104)
                                                            =======         ======         =======         =======

                                                            GLOBAL TECHNOLOGY FUND         GLOBAL HEALTH CARE FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
OPERATIONS:
  Net investment income (loss)                              $ (2,306)      $   (741)       $  (112)        $   (44)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                (52,249)        10,634          2,171           1,311
  Net change in unrealized appreciation
    (depreciation) on investments and foreign currency
    translations                                              72,922        101,302          2,455             206
                                                            --------       --------        -------         -------
  Net increase (decrease) in net assets resulting from
    operations                                                18,367        111,195          4,514           1,473
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --             --             --              --
    In excess of net investment income                            --             --             --              --
    Net realized gain on investments                              --         (4,100)            --              --
    In excess of net realized gain on investments                 --             --             --              --
                                                            --------       --------        -------         -------
      Total distributions, Class I                                --         (4,100)            --              --
                                                            --------       --------        -------         -------
  Class N shares:
    Net investment income                                         --             --             --              --
    In excess of net investment income                            --             --             --              --
    Net realized gain on investments                              --         (1,490)            --          (1,103)
    In excess of net realized gain on investments                 --             --             --              --
                                                            --------       --------        -------         -------
      Total distributions, Class N                                --         (1,490)            --          (1,103)
                                                            --------       --------        -------         -------
Total distributions to shareholders                               --         (5,590)            --          (1,103)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              464,272        156,064         54,757             427
  Redemption fees (Note 1)                                        --             --             --              --
                                                            --------       --------        -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      482,639        261,669         59,271             797
NET ASSETS:
  Beginning of period                                        280,227         18,558          6,284           5,487
                                                            --------       --------        -------         -------
  End of period                                             $762,866       $280,227        $65,555         $ 6,284
                                                            ========       ========        =======         =======
  End of period net assets include accumulated
    undistributed net investment income (loss) of:          $ (2,322)      $    (16)       $  (112)        $    --
                                                            ========       ========        =======         =======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 100-103.
**   Class I Shares commenced operations on March 3, 2000.
*** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                             INTERNATIONAL GROWTH
                                                                  EQUITY FUND               EMERGING MARKETS FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
OPERATIONS:
  Net investment income (loss)                              $    184       $    196        $    22         $   (5)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                 19,641         36,900            312            930
  Net change in unrealized appreciation
    (depreciation) on investments and foreign currency
    translations                                             (59,625)        65,058         (1,278)         1,662
                                                            --------       --------        -------         ------
  Net increase (decrease) in net assets resulting from
    operations                                               (39,800)       102,154           (944)         2,587
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --           (854)            --             --
    In excess of net investment income                            --         (1,135)            --             --
    Net realized gain on investments                              --        (16,421)            --           (144)
    In excess of net realized gain on investments                 --             --             --             --
                                                            --------       --------        -------         ------
      Total distributions, Class I                                --        (18,410)            --           (144)
                                                            --------       --------        -------         ------
  Class N shares:
    Net investment income                                         --             (4)            --             --
    In excess of net investment income                            --             (6)            --             --
    Net realized gain on investments                              --            (92)            --             (5)
    In excess of net realized gain on investments                 --             --             --             --
                                                            --------       --------        -------         ------
      Total distributions, Class N                                --           (102)            --             (5)
                                                            --------       --------        -------         ------
Total distributions to shareholders                               --        (18,512)            --           (149)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               77,249         81,682          4,428            281
  Redemption fees (Note 1)                                        --             --             --             --
                                                            --------       --------        -------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       37,449        165,324          3,484          2,719
NET ASSETS:
  Beginning of period                                        287,299        121,975          5,453          2,734
                                                            --------       --------        -------         ------
  End of period                                             $324,748       $287,299        $ 8,937         $5,453
                                                            ========       ========        =======         ======
  End of period net assets include accumulated
    undistributed net investment income (loss) of:          $   (876)      $ (1,060)       $    20         $   (2)
                                                            ========       ========        =======         ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 100-103.
**   Class I Shares commenced operations on March 3, 2000.
*** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                                   EUROPE FUND                 GLOBAL EQUITY FUND
                                                         -------------------------------  -----------------------------
                                                           (UNAUDITED)                     (UNAUDITED)
                                                            SIX MONTHS                      SIX MONTHS
                                                              ENDED         YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000**   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         ----------------  -------------  --------------  -------------
OPERATIONS:
  Net investment income (loss)                               $   (399)       $    (110)        $   (5)       $   (3)
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                  12,916           34,049            160           140
  Net change in unrealized appreciation
    (depreciation) on investments and foreign currency
    translations                                              (13,359)         (21,415)          (149)          482
                                                             --------        ---------         ------        ------
  Net increase (decrease) in net assets resulting from
    operations                                                   (842)          12,524              6           619
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                          --               --             --            --
    In excess of net investment income                             --               --             --            (6)
    Net realized gain on investments                               --               --             --           (29)
    In excess of net realized gain on investments                  --               --             --            --
                                                             --------        ---------         ------        ------
      Total distributions, Class I                                 --               --             --           (35)
                                                             --------        ---------         ------        ------
  Class N shares:
    Net investment income                                          --               --             --            --
    In excess of net investment income                             --             (336)            --            --
    Net realized gain on investments                               --          (16,858)            --            --
    In excess of net realized gain on investments                  --               --             --            --
                                                             --------        ---------         ------        ------
      Total distributions, Class N                                 --          (17,194)            --            --
                                                             --------        ---------         ------        ------
Total distributions to shareholders                                --          (17,194)            --           (35)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                                14,876         (119,298)            --            --
  Redemption fees (Note 1)                                         --              540             --            --
                                                             --------        ---------         ------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        14,034         (123,428)             6           584
NET ASSETS:
  Beginning of period                                          67,910          191,338          1,584         1,000
                                                             --------        ---------         ------        ------
  End of period                                              $ 81,944        $  67,910         $1,590        $1,584
                                                             ========        =========         ======        ======
  End of period net assets include accumulated
    undistributed net investment income (loss) of:           $   (416)       $     (17)        $   (6)       $   (1)
                                                             ========        =========         ======        ======

                                                             STRATEGIC INCOME FUND               BALANCED FUND
                                                         -----------------------------  --------------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED          YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999***
                                                         --------------  -------------  --------------  ----------------
OPERATIONS:
  Net investment income (loss)                              $    40         $  159         $    47           $    1
  Net realized gain (loss) on investments, foreign
    currency transactions and options written                   (86)           (28)            215                5
  Net change in unrealized appreciation
    (depreciation) on investments and foreign currency
    translations                                                 69            (52)            355               56
                                                            -------         ------         -------           ------
  Net increase (decrease) in net assets resulting from
    operations                                                   23             79             617               62
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                       (22)          (159)            (13)              --
    In excess of net investment income                           --            (54)             --               --
    Net realized gain on investments                             --             --              --               --
    In excess of net realized gain on investments                --             --              --               --
                                                            -------         ------         -------           ------
      Total distributions, Class I                              (22)          (213)            (13)              --
                                                            -------         ------         -------           ------
  Class N shares:
    Net investment income                                        --             --              --               --
    In excess of net investment income                           --             --              --               --
    Net realized gain on investments                             --             --              --               --
    In excess of net realized gain on investments                --             --              --               --
                                                            -------         ------         -------           ------
      Total distributions, Class N                               --             --              --               --
                                                            -------         ------         -------           ------
Total distributions to shareholders                             (22)          (213)            (13)              --
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              (2,000)            --          15,816              947
  Redemption fees (Note 1)                                       --             --              --               --
                                                            -------         ------         -------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,999)          (134)         16,420            1,009
NET ASSETS:
  Beginning of period                                         2,866          3,000           1,009               --
                                                            -------         ------         -------           ------
  End of period                                             $   867         $2,866         $17,429           $1,009
                                                            =======         ======         =======           ======
  End of period net assets include accumulated
    undistributed net investment income (loss) of:          $   (11)        $  (29)        $    35           $    1
                                                            =======         ======         =======           ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets (Capital Stock Activity) on pages 100-103.
**   Class I Shares commenced operations on March 3, 2000.
*** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                             LARGE CAP GROWTH FUND           BIOTECHNOLOGY FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I shares:
    Sold                                                    $ 9,071         $ 7,126       $       --       $    --
    Issued to shareholders in reinvestment of
      distributions                                              --           2,468               --            --
    Repurchased                                              (1,353)         (4,708)              --            --
                                                            -------         -------       ----------       -------
      Net increase, Class I                                 $ 7,718         $ 4,886       $       --       $    --
                                                            =======         =======       ==========       =======
  Class N shares:
    Sold                                                    $ 7,520         $   875       $  680,566       $ 6,483
    Issued to shareholders in reinvestment of
      distributions                                              --              40               --           872
    Repurchased                                              (2,162)             (7)        (231,755)         (794)
                                                            -------         -------       ----------       -------
      Net increase, Class N                                 $ 5,358         $   908       $  448,811       $ 6,561
                                                            =======         =======       ==========       =======
SHARE AMOUNTS
  Class I shares:
    Sold                                                        465             414               --            --
    Issued to shareholders in reinvestment of
      distributions                                              --             140               --            --
    Repurchased                                                 (70)           (265)              --            --
                                                            -------         -------       ----------       -------
      Net increase, Class I                                     395             289               --            --
                                                            =======         =======       ==========       =======
  Class N shares:
    Sold                                                        389              47           20,103           401
    Issued to shareholders in reinvestment of
      distributions                                              --               2               --            55
    Repurchased                                                (111)             --           (7,453)          (55)
                                                            -------         -------       ----------       -------
      Net increase, Class N                                     278              49           12,650           401
                                                            =======         =======       ==========       =======
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
Purchases of securities                                     $17,584         $17,147       $1,047,407       $27,104
Proceeds from sales of securities                             4,694          12,789          645,613        24,690

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                            TAX MANAGED GROWTH FUND         GLOBAL SMALL CAP FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I shares:
    Sold                                                    $29,845         $   --         $ 25,192        $13,423
    Issued to shareholders in reinvestment of
      distributions                                              --             --               --            154
    Repurchased                                                (552)            --          (22,486)          (920)
                                                            -------         ------         --------        -------
      Net increase, Class I                                 $29,293         $   --         $  2,706        $12,657
                                                            =======         ======         ========        =======
  Class N shares:
    Sold                                                    $ 3,019         $  649         $ 36,116        $ 1,118
    Issued to shareholders in reinvestment of
      distributions                                              --              6               --             85
    Repurchased                                                 (42)            --          (18,845)           (20)
                                                            -------         ------         --------        -------
      Net increase, Class N                                 $ 2,977         $  655         $ 17,271        $ 1,183
                                                            =======         ======         ========        =======
SHARE AMOUNTS
  Class I shares:
    Sold                                                      1,861             --              927            636
    Issued to shareholders in reinvestment of
      distributions                                              --             --               --              7
    Repurchased                                                 (35)            --             (863)           (56)
                                                            -------         ------         --------        -------
      Net increase, Class I                                   1,826             --               64            587
                                                            =======         ======         ========        =======
  Class N shares:
    Sold                                                        197             51            1,316             58
    Issued to shareholders in reinvestment of
      distributions                                              --             --               --              4
    Repurchased                                                  (3)            --             (728)            (1)
                                                            -------         ------         --------        -------
      Net increase, Class N                                     194             51              588             61
                                                            =======         ======         ========        =======
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
Purchases of securities                                     $36,793         $2,141         $ 59,569        $24,604
Proceeds from sales of securities                             5,194            593           39,257         12,387

                                                            GLOBAL TECHNOLOGY FUND         GLOBAL HEALTH CARE FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I shares:
    Sold                                                   $  331,807      $125,712        $     --        $    --
    Issued to shareholders in reinvestment of
      distributions                                                --         4,025              --             --
    Repurchased                                              (175,237)      (31,266)             --             --
                                                           ----------      --------        --------        -------
      Net increase, Class I                                $  156,570      $ 98,471        $     --        $    --
                                                           ==========      ========        ========        =======
  Class N shares:
    Sold                                                   $  441,379      $ 64,142        $ 89,942        $   748
    Issued to shareholders in reinvestment of
      distributions                                                --         1,438              --             67
    Repurchased                                              (133,677)       (7,987)        (35,185)          (388)
                                                           ----------      --------        --------        -------
      Net increase, Class N                                $  307,702      $ 57,593        $ 54,757        $   427
                                                           ==========      ========        ========        =======
SHARE AMOUNTS
  Class I shares:
    Sold                                                        4,643         3,164              --             --
    Issued to shareholders in reinvestment of
      distributions                                                --            76              --             --
    Repurchased                                                (2,547)         (765)             --             --
                                                           ----------      --------        --------        -------
      Net increase, Class I                                     2,096         2,475              --             --
                                                           ==========      ========        ========        =======
  Class N shares:
    Sold                                                        6,026         1,564           4,401             56
    Issued to shareholders in reinvestment of
      distributions                                                --            27              --              5
    Repurchased                                                (1,918)         (199)         (1,863)            29
                                                           ----------      --------        --------        -------
      Net increase, Class N                                     4,108         1,392           2,538             32
                                                           ==========      ========        ========        =======
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
Purchases of securities                                    $1,133,180      $211,880        $118,433        $21,409
Proceeds from sales of securities                             689,391        80,869          75,655         22,322

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                             INTERNATIONAL GROWTH
                                                                  EQUITY FUND               EMERGING MARKETS FUND
                                                         -----------------------------  -----------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         --------------  -------------  --------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I shares:
    Sold                                                   $ 315,765       $ 182,299       $ 3,608         $   56
    Issued to shareholders in reinvestment of
      distributions                                               --          17,745            --              2
    Repurchased                                             (242,457)       (119,912)       (1,270)           (17)
                                                           ---------       ---------       -------         ------
      Net increase(decrease), Class I                      $  73,308       $  80,132       $ 2,338         $   41
                                                           =========       =========       =======         ======
  Class N shares:
    Sold                                                   $  12,957       $   2,341       $ 2,918         $  253
    Issued to shareholders in reinvestment of
      distributions                                               --              61            --              5
    Repurchased                                               (9,016)           (852)         (828)           (18)
                                                           ---------       ---------       -------         ------
      Net increase(decrease), Class N                      $   3,941       $   1,550       $ 2,090         $  240
                                                           =========       =========       =======         ======
SHARE AMOUNTS
  Class I shares:
    Sold                                                      15,488          10,871           186              5
    Issued to shareholders in reinvestment of
      distributions                                               --             872            --             --
    Repurchased                                              (11,774)         (7,103)          (75)            (1)
                                                           ---------       ---------       -------         ------
      Net increase(decrease), Class I                          3,714           4,640          (111)             4
                                                           =========       =========       =======         ======
  Class N shares:
    Sold                                                         637             130           160             19
    Issued to shareholders in reinvestment of
      distributions                                               --               3            --             --
    Repurchased                                                 (450)            (55)          (45)            (1)
                                                           ---------       ---------       -------         ------
      Net increase(decrease), Class N                            187              78           115             18
                                                           =========       =========       =======         ======
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
Purchases of securities                                    $ 243,649       $ 280,952       $10,118         $7,324
Proceeds from sales of securities                            171,793         224,692         6,223          7,103

------------------------------------

*    Class I Shares commenced operations on March 3, 2000.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                                  EUROPE FUND                 GLOBAL EQUITY FUND
                                                         ------------------------------  -----------------------------
                                                           (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                      SIX MONTHS
                                                              ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                         JUNE 30, 2000*   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999
                                                         ---------------  -------------  --------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I shares:
    Sold                                                    $   1,495       $      --         $   --        $   --
    Issued to shareholders in reinvestment of
      distributions                                                --              --             --            --
    Repurchased                                                  (241)             --             --            --
                                                            ---------       ---------         ------        ------
      Net increase(decrease), Class I                       $   1,254       $      --         $   --        $   --
                                                            =========       =========         ======        ======
  Class N shares:
    Sold                                                    $ 132,058       $  10,001         $   --        $   --
    Issued to shareholders in reinvestment of
      distributions                                                --           8,465             --            --
    Repurchased                                              (118,436)       (137,764)            --            --
                                                            ---------       ---------         ------        ------
      Net increase(decrease), Class N                       $  13,622       $(119,298)        $   --        $   --
                                                            =========       =========         ======        ======
SHARE AMOUNTS
  Class I shares:
    Sold                                                           80              --             --            --
    Issued to shareholders in reinvestment of
      distributions                                                --              --             --            --
    Repurchased                                                   (13)             --             --            --
                                                            ---------       ---------         ------        ------
      Net increase(decrease), Class I                              67              --             --            --
                                                            =========       =========         ======        ======
  Class N shares:
    Sold                                                        7,511             583             --            --
    Issued to shareholders in reinvestment of
      distributions                                                --             535             --            --
    Repurchased                                                (6,784)        (10,914)            --            --
                                                            ---------       ---------         ------        ------
      Net increase(decrease), Class N                             727          (9,796)            --            --
                                                            =========       =========         ======        ======
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
Purchases of securities                                     $  74,544       $ 202,304         $1,082        $2,077
Proceeds from sales of securities                              65,083         362,350          1,083         1,617

                                                             STRATEGIC INCOME FUND               BALANCED FUND
                                                         -----------------------------  -------------------------------
                                                          (UNAUDITED)                    (UNAUDITED)
                                                           SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED        ENDED         YEAR ENDED
                                                         JUNE 30, 2000   DEC. 31, 1999  JUNE 30, 2000   DEC. 31, 1999**
                                                         --------------  -------------  --------------  ---------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I shares:
    Sold                                                    $    --         $    --        $18,121          $  947
    Issued to shareholders in reinvestment of
      distributions                                              --              --            715              --
    Repurchased                                              (2,000)             --         (3,020)             --
                                                            -------         -------        -------          ------
      Net increase(decrease), Class I                       $(2,000)        $    --        $15,816          $  947
                                                            =======         =======        =======          ======
  Class N shares:
    Sold                                                    $    --         $    --        $    --          $   --
    Issued to shareholders in reinvestment of
      distributions                                              --              --             --              --
    Repurchased                                                  --              --             --              --
                                                            -------         -------        -------          ------
      Net increase(decrease), Class N                       $    --         $    --        $    --          $   --
                                                            =======         =======        =======          ======
SHARE AMOUNTS
  Class I shares:
    Sold                                                         --              --          1,775              95
    Issued to shareholders in reinvestment of
      distributions                                              --              --              1              --
    Repurchased                                                (211)             --           (276)             --
                                                            -------         -------        -------          ------
      Net increase(decrease), Class I                          (211)             --          1,500              95
                                                            =======         =======        =======          ======
  Class N shares:
    Sold                                                         --              --             --              --
    Issued to shareholders in reinvestment of
      distributions                                              --              --             --              --
    Repurchased                                                  --              --             --              --
                                                            -------         -------        -------          ------
      Net increase(decrease), Class N                            --              --             --              --
                                                            =======         =======        =======          ======
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
Purchases of securities                                     $ 1,297         $11,635        $18,520          $1,475
Proceeds from sales of securities                             2,942           8,896          7,436             551

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                           LARGE CAP GROWTH FUND
                                                    --------------------------------------------------------------------
                                                                                  CLASS I
                                                    --------------------------------------------------------------------
                                                      (UNAUDITED)                    YEAR ENDED DECEMBER 31,
                                                    SIX MONTHS ENDED     -----------------------------------------------
                                                     JUNE 30, 2000         1999         1998         1997       1996(3)
                                                    ----------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                  $ 19.07          $ 16.14       $12.53       $10.00       $10.00
                                                        -------          -------       ------       ------       ------
  Income from investment operations:
    Net investment income (loss)                          (0.03)           (0.05)       (0.02)        0.01           --
    Net realized and unrealized gain on
      investments                                          0.74             6.95         5.51         3.17           --
                                                        -------          -------       ------       ------       ------
  Total from investment operations                         0.71             6.90         5.49         3.18           --
  Less distributions:
    From net investment income                               --               --        (0.01)       (0.01)          --
    From net realized gain on investments                    --            (3.97)       (1.87)       (0.64)          --
                                                        -------          -------       ------       ------       ------
      Total distributions                                    --            (3.97)       (1.88)       (0.65)          --
                                                        -------          -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                          $ 19.78          $ 19.07       $16.14       $12.53       $10.00
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------
TOTAL RETURN (7)                                           3.72%           44.84%       44.11%       31.99%        0.00%
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $23,265          $14,898       $7,935       $5,025       $4,000
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                       0.95%            0.95%        0.95%        0.95%        0.00%(8)
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------
  Without waiver and reimbursement (15)                    1.82%            2.45%        3.04%        2.63%          --%
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------
Ratio of net investment income (loss) to average
  net assets:
  With waiver and reimbursement (15)                      (0.28)%          (0.26)%      (0.11)%       0.10%        0.00%(8)
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------
  Without waiver and reimbursement (15)                   (1.15)%          (1.76)%      (2.20)%      (1.58)%         --%
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------
Portfolio turnover                                        20.08%          109.29%       99.58%      119.87%        0.00%
                                                        -------          -------       ------       ------       ------
                                                        -------          -------       ------       ------       ------

                                                          LARGE CAP GROWTH FUND
                                                    ----------------------------------
                                                                 CLASS N
                                                    ----------------------------------
                                                      (UNAUDITED)         YEAR ENDED
                                                    SIX MONTHS ENDED     DECEMBER 31,
                                                     JUNE 30, 2000          1999(9)
                                                    ----------------     -------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                   $19.00             $16.60
                                                         ------             ------
  Income from investment operations:
    Net investment income (loss)                          (0.05)             (0.08)
    Net realized and unrealized gain on
      investments                                          0.72               6.45
                                                         ------             ------
  Total from investment operations                         0.67               6.37
  Less distributions:
    From net investment income                               --                 --
    From net realized gain on investments                    --              (3.97)
                                                         ------             ------
      Total distributions                                    --              (3.97)
                                                         ------             ------
NET ASSET VALUE, END OF PERIOD                           $19.67             $19.00
                                                         ------             ------
                                                         ------             ------
TOTAL RETURN (7)                                           3.47%             40.48%
                                                         ------             ------
                                                         ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $6,427             $  926
                                                         ------             ------
                                                         ------             ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                       1.20%              1.20%
                                                         ------             ------
                                                         ------             ------
  Without waiver and reimbursement (15)                    2.88%             60.04%
                                                         ------             ------
                                                         ------             ------
Ratio of net investment income (loss) to average
  net assets:
  With waiver and reimbursement (15)                      (0.57)%            (0.55)%
                                                         ------             ------
                                                         ------             ------
  Without waiver and reimbursement (15)                   (2.25)%           (59.39)%
                                                         ------             ------
                                                         ------             ------
Portfolio turnover                                        20.08%            109.29%
                                                         ------             ------
                                                         ------             ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                           BIOTECHNOLOGY FUND
                                                         -------------------------------------------------------
                                                                                 CLASS N
                                                         -------------------------------------------------------
                                                           (UNAUDITED)             YEAR ENDED DECEMBER 31,
                                                         SIX MONTHS ENDED     ----------------------------------
                                                          JUNE 30, 2000         1999         1998       1997(4)
                                                         ----------------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                       $  20.02         $ 11.44       $10.00       $10.00
                                                             --------         -------       ------       ------
  Income from investment operations:
    Net investment loss                                         (0.15)          (0.15)       (0.10)          --
    Net realized and unrealized gain on investments             14.90           12.03         1.86           --
                                                             --------         -------       ------       ------
  Total from investment operations                              14.75           11.88         1.76           --
  Less distributions:
    From net investment income                                     --              --           --           --
    From net realized gain on investments                          --           (3.30)       (0.32)          --
                                                             --------         -------       ------       ------
      Total distributions                                          --           (3.30)       (0.32)          --
                                                             --------         -------       ------       ------
NET ASSET VALUE, END OF PERIOD                               $  34.77         $ 20.02       $11.44       $10.00
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------
TOTAL RETURN (7)                                                73.68%         111.39%       17.76%        0.00%(8)
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $465,683         $14,870       $3,911       $3,000
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                             1.50%           1.50%        1.50%        0.01%(8)
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------
  Without waiver and reimbursement (15)                          1.50%           4.53%        4.87%          --%
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (15)                            (0.98)%         (1.09)%      (0.95)%       0.01%(8)
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------
  Without waiver and reimbursement (15)                         (0.98)%         (4.12)%      (4.32)%         --%
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------
Portfolio turnover                                             303.77%         431.27%      127.21%        0.00%
                                                             --------         -------       ------       ------
                                                             --------         -------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                             TAX MANAGED GROWTH FUND
                                                ---------------------------------------------------------------------------------
                                                                 CLASS I                                    CLASS N
                                                ------------------------------------------     ----------------------------------
                                                                          YEAR ENDED
                                                  (UNAUDITED)            DECEMBER 31,            (UNAUDITED)         YEAR ENDED
                                                SIX MONTHS ENDED     ---------------------     SIX MONTHS ENDED     DECEMBER 31,
                                                 JUNE 30, 2000         1999       1998(5)       JUNE 30, 2000         1999(10)
                                                ----------------     --------     --------     ----------------     -------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period              $ 14.99           $10.00       $10.00           $14.95             $10.34
                                                    -------           ------       ------           ------             ------
  Income from investment operations:
    Net investment loss                               (0.06)           (0.06)          --            (0.08)             (0.29)
    Net realized and unrealized gain on
      investments                                      0.63(16)         5.28           --             0.64(16)           5.13
                                                    -------           ------       ------           ------             ------
  Total from investment operations                     0.57             5.22           --             0.56               4.84
  Less distributions:
    From net realized gain on investments                --            (0.21)          --               --              (0.21)
    In excess of net realized gain on
      investments                                        --            (0.02)          --               --              (0.02)
                                                    -------           ------       ------           ------             ------
      Total distributions                                --            (0.23)          --               --              (0.23)
                                                    -------           ------       ------           ------             ------
NET ASSET VALUE, END OF PERIOD                      $ 15.56           $14.99       $10.00           $15.51             $14.95
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------
TOTAL RETURN (7)                                       3.80%           52.44%        0.00%            3.75%             47.07%
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $29,972           $1,499       $1,000           $3,806             $  759
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                   1.25%            1.25%        0.00%(8)         1.50%              1.50%
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------
  Without waiver and reimbursement (15)                1.99%           14.36%          --%            4.73%             35.08%
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------
Ratio of net investment income to average net
  assets:
  With waiver and reimbursement (15)                  (0.77)%          (0.47)%       0.00%(8)        (1.00)%            (2.66)%
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------
  Without waiver and reimbursement (15)               (1.51)%         (13.58)%         --%           (4.23)%           (36.24)%
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------
Portfolio turnover                                    32.85%           43.35%        0.00%           32.85%             43.35%
                                                    -------           ------       ------           ------             ------
                                                    -------           ------       ------           ------             ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                                GLOBAL SMALL CAP FUND
                                                         --------------------------------------------------------------------
                                                                                       CLASS I
                                                         --------------------------------------------------------------------
                                                           (UNAUDITED)                    YEAR ENDED DECEMBER 31,
                                                         SIX MONTHS ENDED     -----------------------------------------------
                                                          JUNE 30, 2000         1999         1998         1997       1996(3)
                                                         ----------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                       $ 23.38          $ 12.37       $11.09       $10.00       $10.00
                                                             -------          -------       ------       ------       ------
  Income from investment operations:
    Net investment loss                                        (0.09)           (0.17)       (0.13)       (0.13)          --
    Net realized and unrealized gain on investments             3.65            12.96         2.23         2.64           --
                                                             -------          -------       ------       ------       ------
  Total from investment operations                              3.56            12.79         2.10         2.51           --
  Less distributions:
    From net realized gain on investments                         --            (1.78)       (0.82)       (1.42)          --
                                                             -------          -------       ------       ------       ------
      Total distributions                                         --            (1.78)       (0.82)       (1.42)          --
                                                             -------          -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                               $ 26.94          $ 23.38       $12.37       $11.09       $10.00
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------
TOTAL RETURN (7)                                               15.18%          104.63%       19.29%       25.48%        0.00%
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $29,486          $24,073       $5,479       $4,456       $4,000
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                            1.50%            1.50%        1.75%        1.75%        0.00%(8)
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------
  Without waiver and reimbursement (15)                         1.72%            4.10%        3.86%        3.09%          --%
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (15)                           (0.72)%          (1.13)%      (1.03)%      (1.14)%       0.00%(8)
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------
  Without waiver and reimbursement (15)                        (0.94)%          (3.73)%      (3.14)%      (2.49)%         --%
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------
Portfolio turnover                                            102.60%          161.61%      184.38%      153.49%        0.00%
                                                             -------          -------       ------       ------       ------
                                                             -------          -------       ------       ------       ------

                                                               GLOBAL SMALL CAP FUND
                                                         ----------------------------------
                                                                      CLASS N
                                                         ----------------------------------
                                                           (UNAUDITED)         YEAR ENDED
                                                         SIX MONTHS ENDED     DECEMBER 31,
                                                          JUNE 30, 2000         1999(11)
                                                         ----------------     -------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                       $ 23.31             $11.63
                                                             -------             ------
  Income from investment operations:
    Net investment loss                                        (0.11)             (0.21)
    Net realized and unrealized gain on investments             3.70              13.67
                                                             -------             ------
  Total from investment operations                              3.59              13.46
  Less distributions:
    From net realized gain on investments                         --              (1.78)
                                                             -------             ------
      Total distributions                                         --              (1.78)
                                                             -------             ------
NET ASSET VALUE, END OF PERIOD                               $ 26.90             $23.31
                                                             -------             ------
                                                             -------             ------
TOTAL RETURN (7)                                               15.32%            116.97%
                                                             -------             ------
                                                             -------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $17,448             $1,430
                                                             -------             ------
                                                             -------             ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                            1.75%              1.75%
                                                             -------             ------
                                                             -------             ------
  Without waiver and reimbursement (15)                         2.21%             16.71%
                                                             -------             ------
                                                             -------             ------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (15)                           (0.83)%            (1.49)%
                                                             -------             ------
                                                             -------             ------
  Without waiver and reimbursement (15)                        (1.29)%           (16.44)%
                                                             -------             ------
                                                             -------             ------
Portfolio turnover                                            102.60%            161.61%
                                                             -------             ------
                                                             -------             ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                 GLOBAL TECHNOLOGY FUND
                                     -------------------------------------------------------------------------------
                                                                         CLASS I
                                     -------------------------------------------------------------------------------
                                      (UNAUDITED)
                                      SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                         ENDED         -------------------------------------------------------------
                                     JUNE 30, 2000       1999          1998         1997         1996       1995(2)
                                     -------------     ---------     --------     --------     --------     --------
PER SHARE OPERATING
  PERFORMANCE: (1)
  Net asset value, beginning of
    period                             $  59.21        $  21.40      $ 13.69       $12.60       $10.04       $10.00
                                       --------        --------      -------       ------       ------       ------
  Income from investment
    operations:
    Net investment loss                   (0.26)          (0.35)       (0.16)       (0.16)       (0.15)          --
    Net realized and unrealized
      gain (loss) on investments          10.87           39.54         8.44         3.46         2.80         0.04
                                       --------        --------      -------       ------       ------       ------
  Total from investment operations        10.61           39.19         8.28         3.30         2.65         0.04
  Less distributions:
    From net realized gain on
      investments                            --           (1.38)       (0.57)       (2.21)       (0.09)          --
                                       --------        --------      -------       ------       ------       ------
      Total distributions                    --           (1.38)       (0.57)       (2.21)       (0.09)          --
                                       --------        --------      -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD         $  69.82        $  59.21      $ 21.40       $13.69       $12.60       $10.04
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------
TOTAL RETURN (7)                          17.92%         182.95%       60.53%       27.08%       26.41%        0.40%
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                               $379,724        $197,897      $18,558       $6,950       $5,117       $  954
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (15)                     1.32%           1.50%        1.75%        1.75%        1.73%        0.00%(8)
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------
  Without waiver and
    reimbursement (15)                     1.32%           1.50%        2.49%        2.45%        7.75%          --%
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------
Ratio of net investment income
  (loss) to average net assets:
  With waiver and
    reimbursement (15)                    (0.75)%         (1.02)%      (0.99)%      (1.15)%      (1.34)%      (0.02)%(8)
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------
  Without waiver and
    reimbursement (15)                    (0.75)%         (1.02)%      (1.73)%      (1.86)%       7.36%          --%
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------
Portfolio turnover                       130.26%         119.32%      265.99%      189.41%      155.58%        0.00%
                                       --------        --------      -------       ------       ------       ------
                                       --------        --------      -------       ------       ------       ------

                                         GLOBAL TECHNOLOGY FUND
                                     -------------------------------
                                                 CLASS N
                                     -------------------------------
                                      (UNAUDITED)
                                      SIX MONTHS        YEAR ENDED
                                         ENDED         DECEMBER 31,
                                     JUNE 30, 2000       1999(12)
                                     -------------     -------------
PER SHARE OPERATING
  PERFORMANCE: (1)
  Net asset value, beginning of
    period                             $  59.13           $ 24.01
                                       --------           -------
  Income from investment
    operations:
    Net investment loss                   (0.27)            (0.49)
    Net realized and unrealized
      gain (loss) on investments          10.80             36.99
                                       --------           -------
  Total from investment operations        10.53             36.50
  Less distributions:
    From net realized gain on
      investments                            --             (1.38)
                                       --------           -------
      Total distributions                    --             (1.38)
                                       --------           -------
NET ASSET VALUE, END OF PERIOD         $  69.66           $ 59.13
                                       --------           -------
                                       --------           -------
TOTAL RETURN (7)                          17.81%           152.69%
                                       --------           -------
                                       --------           -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)                               $383,142           $82,330
                                       --------           -------
                                       --------           -------
Ratio of expenses to average net
  assets:
  With waiver and
    reimbursement (15)                     1.39%             1.75%
                                       --------           -------
                                       --------           -------
  Without waiver and
    reimbursement (15)                     1.39%             1.99%
                                       --------           -------
                                       --------           -------
Ratio of net investment income
  (loss) to average net assets:
  With waiver and
    reimbursement (15)                    (0.79)%           (1.32)%
                                       --------           -------
                                       --------           -------
  Without waiver and
    reimbursement (15)                    (0.79)%           (1.56)%
                                       --------           -------
                                       --------           -------
Portfolio turnover                       130.26%           119.32%
                                       --------           -------
                                       --------           -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                               GLOBAL HEALTH CARE FUND
                                                         --------------------------------------------------------------------
                                                                                       CLASS N
                                                         --------------------------------------------------------------------
                                                           (UNAUDITED)                    YEAR ENDED DECEMBER 31,
                                                         SIX MONTHS ENDED     -----------------------------------------------
                                                          JUNE 30, 2000         1999         1998         1997       1996(3)
                                                         ----------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                       $ 14.25           $13.42       $11.65       $10.00       $10.00
                                                             -------           ------       ------       ------       ------
  Income from investment operations:
    Net investment loss                                        (0.07)           (0.11)       (0.09)       (0.06)          --
    Net realized and unrealized gain on investments             7.83             3.53         3.02         3.03           --
                                                             -------           ------       ------       ------       ------
  Total from investment operations                              7.76             3.42         2.93         2.97           --
  Less distributions:
    From net realized gain on investments                         --            (2.59)       (1.16)       (1.32)          --
                                                             -------           ------       ------       ------       ------
      Total distributions                                         --            (2.59)       (1.16)       (1.32)       10.00
                                                             -------           ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                               $ 22.01           $14.25       $13.42       $11.65       $    -
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------
TOTAL RETURN (7)                                               54.39%           28.74%       25.57%       30.00%        0.00%
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $65,555           $6,284       $5,487       $4,671       $4,000
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                            1.50%            1.50%        1.50%        1.50%        0.00%(8)
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------
  Without waiver and reimbursement (15)                         2.04%            4.85%        3.65%        2.93%          --%
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (15)                           (0.77)%          (0.81)%      (0.69)%      (0.55)%       0.00%(8)
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------
  Without waiver and reimbursement (15)                        (1.31)%          (4.16)%      (2.84)%      (1.98)%         --%
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------
Portfolio turnover                                            279.14%          393.83%      153.92%      157.65%        0.00%
                                                             -------           ------       ------       ------       ------
                                                             -------           ------       ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                    INTERNATIONAL GROWTH EQUITY FUND
                                        -----------------------------------------------------------------------------------------
                                                                  CLASS I                                       CLASS N
                                        ------------------------------------------------------------  ---------------------------
                                         (UNAUDITED)                                                   (UNAUDITED)
                                         SIX MONTHS               YEAR ENDED DECEMBER 31,              SIX MONTHS     YEAR ENDED
                                            ENDED      ---------------------------------------------      ENDED      DECEMBER 31,
                                        JUNE 30, 2000    1999      1998     1997    1996(6)   1995    JUNE 30, 2000    1999(11)
                                        -------------  --------  --------  -------  -------  -------  -------------  ------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period    $  22.34     $  14.98  $  13.70  $ 12.72  $ 11.56  $ 10.00     $22.31         $14.78
                                          --------     --------  --------  -------  -------  -------     ------         ------
  Income from investment operations:
    Net investment income                     0.01         0.02      0.06     0.06     0.04     0.12       0.01           0.01
    Net realized and unrealized gain
      (loss) on investments                  (2.98)        8.91      1.80     2.22     2.16     1.68      (3.00)          9.08
                                          --------     --------  --------  -------  -------  -------     ------         ------
  Total from investment operations           (2.97)        8.93      1.86     2.28     2.20     1.80      (2.99)          9.09
  Less distributions:
    From net investment income                  --        (0.07)    (0.23)   (0.14)   (0.16)   (0.11)        --          (0.07)
    In excess of net investment income          --        (0.10)       --       --       --       --         --          (0.09)
    From net realized gain on
      investments                               --        (1.40)    (0.35)   (1.16)   (0.88)   (0.13)        --          (1.40)
                                          --------     --------  --------  -------  -------  -------     ------         ------
      Total distributions                       --        (1.57)    (0.58)   (1.30)   (1.04)   (0.24)        --          (1.56)
                                          --------     --------  --------  -------  -------  -------     ------         ------
NET ASSET VALUE, END OF PERIOD            $  19.37     $  22.34  $  14.98  $ 13.70  $ 12.72  $ 11.56     $19.32         $22.31
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------
TOTAL RETURN (7)                            (13.29)%      60.66%    13.81%   17.93%   19.31%   17.98%    (13.40)%        62.48%
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $319,619     $285,561  $121,975  $98,443  $52,605  $34,347     $5,129         $1,738
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------
Ratio of expenses to average
  net assets:
  With waiver and reimbursement (15)          1.00%        1.00%     1.00%    1.00%    0.99%    0.75%      1.25%          1.25%
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------
  Without waiver and
    reimbursement (15)                        1.00%        1.06%     1.06%    1.06%    1.25%    1.11%      2.50%         10.89%
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------
Ratio of net investment income (loss)
  to average net assets:
  With waiver and reimbursement (15)          0.06%        0.12%     0.37%    0.41%    0.32%    1.19%      0.06%          0.07%
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------
  Without waiver and
    reimbursement (15)                        0.06%        0.06%     0.31%    0.35%    0.06%    0.83%     (1.19)%        (9.56)%
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------
Portfolio turnover                           58.35%      139.69%    84.49%  122.43%  119.09%   87.40%     58.35%        139.69%
                                          --------     --------  --------  -------  -------  -------     ------         ------
                                          --------     --------  --------  -------  -------  -------     ------         ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                          EMERGING MARKETS FUND
                                         ----------------------------------------------------------------------------------------
                                                               CLASS I                                        CLASS N
                                         ----------------------------------------------------     -------------------------------
                                          (UNAUDITED)                                              (UNAUDITED)
                                          SIX MONTHS            YEAR ENDED DECEMBER 31,            SIX MONTHS        YEAR ENDED
                                             ENDED         ----------------------------------         ENDED         DECEMBER 31,
                                         JUNE 30, 2000       1999         1998       1997(4)      JUNE 30, 2000       1999(11)
                                         -------------     --------     --------     --------     -------------     -------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period      $16.87          $ 9.06       $ 9.99       $10.00         $16.84            $ 9.13
                                            ------          ------       ------       ------         ------            ------
  Income from investment operations:
    Net investment income (loss)              0.05           (0.01)        0.12           --           0.03             (0.06)
    Net realized and unrealized gain
      (loss) on investments                  (0.63)           8.29        (0.97)       (0.01)         (0.63)             8.24
                                            ------          ------       ------       ------         ------            ------
  Total from investment operations           (0.58)           8.28        (0.85)       (0.01)          0.60              8.18
  Less distributions:
    From net investment income                  --              --        (0.08)          --             --                --
    From net realized gain on
      investments                               --           (0.47)          --           --             --             (0.47)
                                            ------          ------       ------       ------         ------            ------
      Total distributions                       --           (0.47)       (0.08)          --             --             (0.47)
                                            ------          ------       ------       ------         ------            ------
NET ASSET VALUE, END OF PERIOD              $16.29          $16.87       $ 9.06       $ 9.99         $16.24            $16.84
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------
TOTAL RETURN (7)                             (3.62)%         92.12%       (8.50)%         --%         (3.74)%           90.31%
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $6,778          $5,154       $2,734       $2,996         $2,159            $  299
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------
Ratio of expenses to average net
  assets:
  With waiver and reimbursement (15)          1.50%           1.50%        1.50%        0.01%(8)       1.75%             1.75%
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------
  Without waiver and reimbursement (15)       4.46%           9.33%        8.29%          --%          6.10%            79.18%
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------
Ratio of net investment income (loss)
  to average net assets:
  With waiver and reimbursement (15)          0.52%          (0.13)%       1.23%          --%          0.40%            (0.68)%
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------
  Without waiver and reimbursement (15)      (2.44)%         (7.96)%      (5.56)%         --%         (3.95)%          (78.11)%
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------
Portfolio turnover                           81.45%         215.64%      279.25%          --%(8)      81.45%           215.64%
                                            ------          ------       ------       ------         ------            ------
                                            ------          ------       ------       ------         ------            ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                                EUROPE FUND
                                                    --------------------------------------------------------------------
                                                          CLASS I                              CLASS N
                                                    --------------------     -------------------------------------------
                                                        (UNAUDITED)            (UNAUDITED)
                                                         SIX MONTHS             SIX MONTHS        YEAR ENDED DECEMBER 31,
                                                           ENDED                  ENDED           ----------------------
                                                    JUNE 30, 2000(1)(14)     JUNE 30, 2000(1)     1999(1)       1998(1)
                                                    --------------------     ----------------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                     $20.58                $ 16.12          $ 13.66      $  12.59
                                                           ------                -------          -------      --------
  Income from investment operations:
    Net investment income (loss)                            (0.02)                 (0.09)           (0.01)        (0.05)
    Net realized and unrealized gain (loss) on
      investments                                           (4.18)                  0.34(16)         5.66          4.60
                                                           ------                -------          -------      --------
  Total from investment operations                          (4.20)                  0.25             5.65          4.55
  Less distributions:
    From net investment income                                 --                     --               --         (0.17)
    In excess of net investment income                         --                     --            (0.02)           --
    From net realized gain on investments                      --                     --            (3.17)        (3.31)
                                                           ------                -------          -------      --------
      Total distributions                                      --                     --            (3.19)        (3.48)
                                                           ------                -------          -------      --------
NET ASSET VALUE, END OF PERIOD                             $16.38                $ 16.37          $ 16.12      $  13.66
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------
TOTAL RETURN (7)                                             1.61%                  1.55%           43.59%        37.23%
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $1,092                $80,852          $67,910      $191,338
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------
Ratio of expenses to average net assets: (17)
  With waiver and reimbursement (15)                         1.35%                  1.60%            1.03%           --%
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------
  Without waiver and reimbursement (15)                     10.25%                  2.07%            2.01%         1.97%
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------
Ratio of net investment income (loss) to average
  net assets:
  With waiver and reimbursement (15)                        (0.37)%                (1.01)%          (0.11)%          --%
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------
  Without waiver and reimbursement (15)                     (9.27)%                (1.48)%          (1.08)%       (0.31)%
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------
Portfolio turnover                                          86.62%                 86.62%          202.90%       114.00%
                                                           ------                -------          -------      --------
                                                           ------                -------          -------      --------

                                                                 EUROPE FUND
                                                    -------------------------------------
                                                                   CLASS N
                                                    -------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                                    -------------------------------------
                                                     1997(1)       1996(1)        1995
                                                    ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $  10.66      $   9.20      $   9.20
                                                    --------      --------      --------
  Income from investment operations:
    Net investment income (loss)                        0.01          0.03          0.07
    Net realized and unrealized gain (loss) on
      investments                                       2.70          1.45         (0.07)
                                                    --------      --------      --------
  Total from investment operations                      2.71          1.48          0.00
  Less distributions:
    From net investment income                         (0.06)        (0.02)           --
    In excess of net investment income                    --            --            --
    From net realized gain on investments              (0.72)           --            --
                                                    --------      --------      --------
      Total distributions                              (0.78)        (0.02)           --
                                                    --------      --------      --------
NET ASSET VALUE, END OF PERIOD                      $  12.59      $  10.66      $   9.20
                                                    --------      --------      --------
                                                    --------      --------      --------
TOTAL RETURN (7)                                       25.70%        15.87%         1.33%
                                                    --------      --------      --------
                                                    --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $176,414      $149,299      $128,932
                                                    --------      --------      --------
                                                    --------      --------      --------
Ratio of expenses to average net assets: (17)
  With waiver and reimbursement (15)                      --%           --%           --%
                                                    --------      --------      --------
                                                    --------      --------      --------
  Without waiver and reimbursement (15)                 1.30%         1.42%         1.51%
                                                    --------      --------      --------
                                                    --------      --------      --------
Ratio of net investment income (loss) to average
  net assets:
  With waiver and reimbursement (15)                      --%           --%           --%
                                                    --------      --------      --------
                                                    --------      --------      --------
  Without waiver and reimbursement (15)                 0.06%         0.33%         0.76%
                                                    --------      --------      --------
                                                    --------      --------      --------
Portfolio turnover                                     85.00%        51.00%        40.00%
                                                    --------      --------      --------
                                                    --------      --------      --------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                     GLOBAL EQUITY FUND
                                                         ------------------------------------------
                                                                          CLASS I
                                                         ------------------------------------------
                                                                                   YEAR ENDED
                                                           (UNAUDITED)            DECEMBER 31,
                                                         SIX MONTHS ENDED     ---------------------
                                                          JUNE 30, 2000         1999       1998(5)
                                                         ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                        $15.84           $10.00       $10.00
                                                              ------           ------       ------
  Income from investment operations:
    Net investment loss                                        (0.05)           (0.03)          --
    Net realized and unrealized gain on investments             0.11             6.22           --
                                                              ------           ------       ------
  Total from investment operations                              0.06             6.19           --
  Less distributions:
    In excess of net investment income                            --            (0.06)          --
    From net realized gain on investments                         --            (0.29)          --
                                                              ------           ------       ------
      Total distributions                                         --            (0.35)          --
                                                              ------           ------       ------
NET ASSET VALUE, END OF PERIOD                                $15.90           $15.84       $10.00
                                                              ------           ------       ------
                                                              ------           ------       ------
TOTAL RETURN (7)                                                0.44%           62.20%        0.00%
                                                              ------           ------       ------
                                                              ------           ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                          $1,590           $1,584       $1,000
                                                              ------           ------       ------
                                                              ------           ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                            1.25%            1.25%        0.00%(8)
                                                              ------           ------       ------
                                                              ------           ------       ------
  Without waiver and reimbursement (15)                        13.02%           14.59%          --%
                                                              ------           ------       ------
                                                              ------           ------       ------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (15)                           (0.57)%          (0.27)%       0.00%(8)
                                                              ------           ------       ------
                                                              ------           ------       ------
  Without waiver and reimbursement (15)                       (12.34)%         (13.61)%         --%
                                                              ------           ------       ------
                                                              ------           ------       ------
Portfolio turnover                                             68.58%          149.96%        0.00%
                                                              ------           ------       ------
                                                              ------           ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                   STRATEGIC INCOME FUND
                                                         ------------------------------------------
                                                                          CLASS I
                                                         ------------------------------------------
                                                                                   YEAR ENDED
                                                           (UNAUDITED)            DECEMBER 31,
                                                         SIX MONTHS ENDED     ---------------------
                                                          JUNE 30, 2000         1999       1998(5)
                                                         ----------------     --------     --------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                        $ 9.55           $10.00       $10.00
                                                              ------           ------       ------
  Income from investment operations:
    Net investment income                                       0.31             0.53           --
    Net realized and unrealized gain (loss) on
     investments                                                0.11(16)        (0.27)          --
                                                              ------           ------       ------
  Total from investment operations                              0.42             0.26           --
  Less distributions:
    From net investment income                                 (0.25)           (0.53)          --
    In excess of net investment income                            --            (0.18)          --
    From net realized gain on investments                         --               --           --
                                                              ------           ------       ------
      Total distributions                                      (0.25)           (0.71)          --
                                                              ------           ------       ------
NET ASSET VALUE, END OF PERIOD                                $ 9.72           $ 9.55       $10.00
                                                              ------           ------       ------
                                                              ------           ------       ------
TOTAL RETURN (7)                                                4.46%            2.67%        0.00%
                                                              ------           ------       ------
                                                              ------           ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                          $  867           $2,866       $3,000
                                                              ------           ------       ------
                                                              ------           ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                            1.25%            1.25%        0.00%(8)
                                                              ------           ------       ------
                                                              ------           ------       ------
  Without waiver and reimbursement (15)                        15.30%            5.31%          --%
                                                              ------           ------       ------
                                                              ------           ------       ------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (15)                            6.60%            5.38%        0.00%(8)
                                                              ------           ------       ------
                                                              ------           ------       ------
  Without waiver and reimbursement (15)                        (7.45)%           1.32%          --%
                                                              ------           ------       ------
                                                              ------           ------       ------
Portfolio turnover                                            122.78%          346.34%        0.00%
                                                              ------           ------       ------
                                                              ------           ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                   BALANCED FUND
                                                         ---------------------------------
                                                                      CLASS I
                                                         ---------------------------------
                                                           (UNAUDITED)
                                                         SIX MONTHS ENDED      YEAR ENDED
                                                          JUNE 30, 2000       DECEMBER 31,
                                                         ----------------     ------------
                                                                                1999(13)
                                                                              ------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                       $ 10.65             $10.00
                                                             -------             ------
  Income from investment operations:
    Net investment income                                       0.09               0.01
    Net realized and unrealized gain on investments             0.21               0.64
                                                             -------             ------
  Total from investment operations                              0.30               0.65
  Less distributions:
    From net investment income                                 (0.03)                --
                                                             -------             ------
      Total distributions                                      (0.03)                --
                                                             -------             ------
NET ASSET VALUE, END OF PERIOD                               $ 10.92             $10.65
                                                             -------             ------
                                                             -------             ------
TOTAL RETURN (7)                                                2.77%              6.50%
                                                             -------             ------
                                                             -------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $17,429             $1,009
                                                             -------             ------
                                                             -------             ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (15)                            0.90%              0.90%
                                                             -------             ------
                                                             -------             ------
  Without waiver and reimbursement (15)                         4.35%             41.29%
                                                             -------             ------
                                                             -------             ------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (15)                            1.62%              1.41%
                                                             -------             ------
                                                             -------             ------
  Without waiver and reimbursement (15)                        (1.83)%           (38.97)%
                                                             -------             ------
                                                             -------             ------
Portfolio turnover                                            145.11%             59.94%
                                                             -------             ------
                                                             -------             ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Notes to Financial Highlights
 June 30, 2000 (Unaudited)
The following notes are being used as reference items in the Financial Highlights of the Funds.

(1)  Calculated using the average share method.

(2)  Commencement of operations was December 27, 1995.

(3)  Commencement of operations was December 31, 1996.

(4)  Commencement of operations was December 30, 1997.

(5)  Commencement of operations was December 30, 1998.

(6) Stock split 10:1 at close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(7) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.

(8)  Not annualized. Fund was in operation for less than five days.

(9)  Commencement of operations was March 2, 1999.

(10) Commencement of operations was February 12, 1999.

(11) Commencement of operations was March 9, 1999.

(12) Commencement of operations was January 20, 1999.

(13) Commencement of operations was December 15, 1999.

(14) Commencement of operations was March 3, 2000.

(15) Annualized for periods of less than one year.

(16) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(17) The operating expenses for the Dresdner RCM Europe Fund include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended Decemebr 31, 1998 and 1999, respectively, for which the insurance carrier has agreed to reimburse the Fund 0.78% ($800,000) of average net assets for the year ended December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

        The Dresdner RCM Global Funds, Inc. (the "Global Company"), the Dresdner RCM Capital Funds, Inc. (the "Capital Company") and the Dresdner RCM Investment Funds Inc. (the "Investment Company") are organized as Maryland corporations and are registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act"), as amended. These three corporations are each referred to as a "Company" and collectively as the "Companies."

The Global Company consists of ten no-load series:

NON-DIVERSIFIED FUNDS
Dresdner RCM Global Technology Fund (the "Global Technology Fund") Dresdner RCM Global Health Care Fund (the "Global Health Care Fund") Dresdner RCM Biotechnology Fund (the "Biotechnology Fund")

DIVERSIFIED FUNDS
Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund") Dresdner RCM Large Cap Growth Fund (the "Large Cap Growth Fund") Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund") Dresdner RCM Global Equity Fund (the "Global Equity Fund")
Dresdner RCM Strategic Income Fund (the "Strategic Income Fund") Dresdner RCM Balanced Fund (the "Balanced Fund")

        The Dresdner RCM International Growth Equity Fund (the "International Fund"), is a non-diversified, no-load series of the Capital Company (financial information for the other series of the Capital Company are reported in the Dresdner RCM Capital Funds' semi-annual report). The Dresdner RCM Europe Fund (the "Europe Fund"), formerly The Emerging Germany Fund, Inc., is a non-diversified, no load series of the Investment Company. These twelve series are collectively referred to as the "Funds."

        The Funds, with the exception of the Global Health Care Fund, the Biotechnology Fund and the Balanced Fund, are presently authorized to issue two classes of shares -- Institutional shares (Class I) and Non-institutional shares (Class N). The Global Health Care Fund and the Biotechnology Fund are presently authorized to issue Class N shares, and the Balanced Fund is authorized to issue Class I shares. As of June 30, 2000, the Large Cap Growth Fund, Tax Managed Growth Fund, Global Small Cap Fund, Global Technology Fund, International Fund, Europe Fund and Emerging Markets Fund have both Class I and Class N shares operational; the Global Equity Fund, and Strategic Income Fund have only the Class I shares operational.

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A. PORTFOLIO VALUATIONS:

        Investment securities are stated at market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security is valued at the closing bid price on such day. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate Company shall determine in good faith will reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service are valued at the mean bid price, or using such other comparable sources as the Board of Directors of the appropriate Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds are valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES:

        Security transactions are recorded as of the date of purchase, sale or maturity. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes accretion of discount. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Each Fund bears expenses incurred specifically on its behalf as well as a portion of any general expenses of the appropriate Company. Investment income, realized and unrealized gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

C. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS:

        The books and records of each of the Funds are maintained in U.S. dollars. The value of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investments are translated at the contracted currency exchange rates established at the time of the trade. Income and expenses are translated at the prevailing exchange rates on the respective dates of such transactions.

        Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

        Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation on foreign currency translations on the Fund's Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss on foreign currency transactions in the Fund's Statement of Operations equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. A Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably.

E. OPTION ACCOUNTING PRINCIPLES:

        A Fund may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. An option listed on a traded exchange is valued at its last sale price. If there has been no sale on such day, then the option will be valued at the closing bid price on such day. If a written option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased is decreased by the premium originally received.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

F. SHORT SALES:

        Each Fund, except the International Fund, may engage in short sales transactions. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in doing so, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

G. DOLLAR ROLL TRANSACTIONS:

        A dollar roll transaction involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period of sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Fund exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

H. FEDERAL INCOME TAXES:

        Each Fund is a separate entity for federal income tax purposes. Each Fund intends to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of each Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal income or excise taxes on income and capital gains. As of December 31, 1999, the Strategic Income Fund had a capital loss carryover of $53,023 which will expire on December 31, 2007.

I. DISTRIBUTIONS:

        The Strategic Income Fund declares and distributes income dividends to shareholders monthly. The Balanced Fund declares and distributes income dividends to shareholders quarterly. All of the other Funds declare and distribute income dividends to shareholders annually. Capital gain distributions (if any) are declared and distributed to shareholders annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles, and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of net realized gain on investments. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/ or investments in passive foreign investment companies.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
J. SECURITIES LENDING:

        For the month of January 2000, the Europe Fund had a Securities Lending Agreement with State Street Global Advisors ("SSgA"). For international securities, cash collateral was received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. The Fund invested the cash collateral in repurchase agreements through State Street Bank & Trust Company pursuant to guidelines approved by the Europe Fund's Board of Directors. Income earned on the collateral was paid to SSgA monthly. The Fund received a fee, payable monthly, negotiated by the Fund and SSgA, based on the number and duration of the lending transactions. At June 30, 2000, the Europe Fund had no securities on loan to brokers.

        Effective February 1, 2000, the Fund terminated its lending agreement with SSgA.

K. REDEMPTION FEES:

        The Tax Managed Growth Fund charges a 1.00% redemption fee to shareholders of both the Class I and the Class N who redeem shares held for less than twelve consecutive months. The redemption fee for the Tax Managed Growth Fund will remain in effect indefinitely. For the six months ended June 30, 2000, the redemption fee for the Fund amounted to $5,057, which is included in the Statement of Changes in Net Assets.

        For the period of May 1, 1999 through October 31, 1999, the Europe Fund charged a 1.00% redemption fee to shareholders who redeemed shares held for less than twelve consecutive months. The redemption fee is no longer in effect as of November 1, 1999. For the period from May 1, 1999 to October 31, 1999, the redemption fees for the Fund amounted to $540,588, which is included in the Statement of Changes in Net Assets.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager, subject to the authority of the Boards of Directors. The Funds pay the investment management fees to Dresdner RCM monthly. The fees are based on each Fund's average daily net assets as listed in the following table.

        Dresdner RCM has voluntarily agreed, until at least December 31, 2000, to pay each Fund (except the Europe Fund) the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets. In subsequent years, each Fund will reimburse Dresdner RCM for any such payments during a five-year period to the extent that operating expenses are otherwise below the expense cap.

        Dresdner RCM has voluntarily agreed, until at least December 31, 2002, to waive a portion of its fee and to pay the Europe Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Fund (except taxes, interest, and extraordinary expenses) exceed an annual expense ratio of 1.60% (Class N) and 1.35% (Class I). In subsequent years, the Europe Fund will reimburse Dresdner RCM for any such payments during a five-year period to the extent that operating expenses are otherwise below the expense cap.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        For the period ended June 30, 2000, Dresdner RCM reimbursed the Funds for operating expenses that exceeded their stated expense limits.

            MANAGEMENT FEES, EXPENSE CAPS AND EXPENSE REIMBURSEMENTS
                           PERIOD ENDED JUNE 30, 2000

                               ANNUAL MANAGEMENT FEE PERCENTAGES              EXPENSES
                           ------------------------------------------  -----------------------
                                      FIRST $500  NEXT $500  ABOVE $1  EXPENSE
FUND                       FLAT RATE   MILLION     MILLION   BILLION    CAPS    REIMBURSEMENTS
-------------------------  ---------  ----------  ---------  --------  -------  --------------
Large Cap Growth Fund--I    --            0.70%      0.65%     0.60%    0.95%      $ 87,467
Large Cap Growth Fund--N    --            0.70%      0.65%     0.60%    1.20%        29,041
Biotechnology Fund--N       --            1.00%      0.95%     0.90%    1.50%       --
Tax Managed Growth
  Fund--I                   --            0.75%      0.70%     0.65%    1.25%        55,250
Tax Managed Growth
  Fund--N                   --            0.75%      0.70%     0.65%    1.50%        31,024
Global Small Cap Fund--I    --            1.00%      0.95%     0.90%    1.50%        32,247
Global Small Cap Fund--N    --            1.00%      0.95%     0.90%    1.75%        27,428
Global Technology Fund--I   1.00%        --         --         --       1.50%       --
Global Technology Fund--N   1.00%        --         --         --       1.75%       --
Global Health Care
  Fund--N                   --            1.00%      0.95%     0.90%    1.50%        77,916
International Fund--I       0.75%        --         --         --       1.00%       --
International Fund--N       0.75%        --         --         --       1.25%        20,855
Emerging Markets Fund--I    1.00%        --         --         --       1.50%       101,399
Emerging Markets Fund--N    1.00%        --         --         --       1.75%        35,263
Europe Fund--I              1.00% *      --         --         --       1.35%        28,166
Europe Fund--N              1.00% *      --         --         --       1.60%       185,574
Global Equity Fund--I       --            0.75%      0.70%     0.65%    1.25%        92,755
Global Equity Fund--N       --            0.75%      0.70%     0.65%    1.50%       --
Strategic Income Fund--I    --            0.75%      0.70%     0.65%    1.25%        83,689
Strategic Income Fund--N    --            0.75%      0.70%     0.65%    1.50%       --
Balanced Fund--I            --            0.65%      0.60%     0.55%    0.90%        93,954

  * The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

        For the six months ended June 30, 2000, the Biotechnology Fund,
Class N, the Global Technology Fund, Class I and Class N, and the International Growth Equity Fund, Class I reimbursed, Dresdner RCM $79,063, $305,346, $33,268, and $77,573, respectively, under the above Reimbursement Agreement. At June 30, 2000, the Biotechnology Fund, Class N, had a remaining contingent liability of $201,350. Of this contingent liability, $26,220 and $175,130 expires on December 31, 2003 and 2004, respectively. The Global Technology Fund, Class I and Class N had no remaining

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) contingent liability. The International Growth Equity Fund, Class I had a remaining contingent liability of $421,110. Of this contingent liability, $98,606, $105,743, $52,016, $71,435 and $93,310 expires on December 31, 2000,
2001, 2002, 2003 and 2004, respectively.

        On June 30, 2000, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 293,075 shares and 405,143 shares of the total 10,938,396 and 16,762,469 outstanding shares of the Global Technology Fund and the International Fund, respectively.

        As of June 30, 2000, certain Dresdner RCM employees individually owned the following shares of the Funds:

FUND                                      SHARES OWNED  OUTSTANDING SHARES
----------------------------------------  ------------  ------------------
Large Cap Growth Fund                             283          1,503,006
Global Small Cap Fund                             181          1,742,922
Global Technology Fund                        435,637         10,938,396
Global Health Care Fund                           210          2,978,984

        As of June 30, 2000, clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division owned the following shares of the Funds:

FUND                                      SHARES OWNED  OUTSTANDING SHARES
----------------------------------------  ------------  ------------------
Tax Managed Growth Fund                       100,000          2,171,895
Global Small Cap Fund                         320,064          1,742,922
Emerging Markets Fund                         300,000            548,925
Global Equity Fund                            100,000            100,000
Strategic Income Fund                          89,252             89,252

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        At June 30, 2000, the following Funds had shareholders which each held more than 5% of the Fund's Net Assets:

                                                        PERCENTAGE OF
                                           NUMBER OF      AGGREGATE
FUND                                      SHAREHOLDERS   OWNERSHIP*
----------------------------------------  ------------  -------------
Large Cap Growth Fund                             4          69.03%
Biotechnology Fund                                3          77.64%
Tax Managed Growth Fund                           1          80.98%
Global Small Cap Fund                             5          81.16%
Global Technology Fund                            4          57.22%
Global Health Care Fund                           3          85.35%
International Fund                                3          35.79%
Emerging Markets Fund                             4          86.93%
Europe Fund                                       4          43.53%
Global Equity Fund                                1         100.00%
Strategic Income Fund                             1         100.00%
Balanced Fund                                     2          96.79%

        * The Global Equity and Strategic Income Fund's shares are owned exclusively by clients of Dresdner Bank AG. For the other listed funds, the number of shareholders represents various fund supermarket programs and/or brokers who hold Fund shares in their name for the benefit of their customers.

3. DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor") acts as distributor of shares of the Funds.

        The Global Company and the Capital Company have adopted a distribution and service plan (the "Global Plan" and the "Capital Plan") and the Investment Company has adopted a distribution plan (the "Investment Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Global Plan and the Capital Plan, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses incurred by the Distributor in providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees. Under the Investment Plan, the Fund pays the Distributor on a monthly basis for all costs incurred by it in distributing Class N shares at an annual rate not to exceed 0.25% of the Fund's Class N shares' average daily net assets.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

4. CAPITAL SHARES

        At June 30, 2000, the Global Company and Capital Company each has 1,000,000,000 authorized shares of common stock at $0.0001 par value, and the Investment Company has 1,000,000,000 authorized shares of common stock at $0.001 par value, designated as follows:

                                            CLASS I      CLASS N
                                          -----------  -----------
Large Cap Growth Fund                      50,000,000   25,000,000
Biotechnology Fund                                 --   50,000,000
Tax Managed Growth Fund                    25,000,000   25,000,000
Global Small Cap Fund                      50,000,000   25,000,000
Global Technology Fund                     50,000,000   25,000,000
Global Health Care Fund                            --   50,000,000
International Fund                        100,000,000   50,000,000
Emerging Markets Fund                      50,000,000   25,000,000
Europe Fund                               100,000,000  100,000,000
Global Equity Fund                         25,000,000   25,000,000
Strategic Income Fund                      25,000,000   25,000,000
Balanced Fund                              25,000,000           --

5. DEFERRED ORGANIZATION COSTS

        Costs incurred by the Funds in connection with their organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations. At June 30, 2000, the unamortized balance of such expenses amounted to $7,518 and $10,081 for the Global Technology Fund and the Emerging Markets Fund, respectively. Organization costs on all other Funds were fully amortized at June 30, 2000.

6. WRITTEN OPTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

        Transactions in written put and call options for the six months ended June 30, 2000 for the Global Technology Fund were as follows:

                                           AMOUNT OF   NUMBER OF
                                           PREMIUMS    CONTRACTS
                                          -----------  ---------
Options outstanding at December 31, 1999  $   --          --
Options sold                               5,430,987     39,087
Options cancelled in closing purchase
  transactions                            (2,725,248)   (38,400)
Options expired prior to exercise         (2,705,739)      (687)
Options exercised                             --          --
                                          -----------  --------
Options outstanding at June 30, 2000      $   --          --
                                          ===========  ========

        No written options were outstanding at June 30, 2000.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 June 30, 2000 (Unaudited)

6. WRITTEN OPTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)
        Forward foreign currency contracts outstanding at June 30, 2000 are as follows:

                                                  IN
                                   CONTRACTS   EXCHANGE  SETTLEMENT            NET UNREALIZED
FUND                       SALES   TO DELIVER    FOR        DATE      VALUE     APPRECIATION
-------------------------  ------  ----------  --------  ----------  --------  --------------
Strategic Income Fund      EUD       135,000   $132,705    9/28/00   $129,595      $3,110
                                               ========              ========      ======

7. DIRECTORS' FEES

        Each Director who is not an interested person of the Global Company (as defined in the 1940 Act) receives from the Global Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Global Company), plus $500 per series for each Board meeting attended, and $250 per series for each committee meeting attended.

        Each Director who is not an interested person of the Capital Company (as defined in the 1940 Act) receives from the Capital Company an annual retainer of $9,000, plus $1,500 per series for each Board meeting attended, and $500 per series for each committee meeting attended.

        Each Director who is not an interested person of the Investment Company (Europe Fund) (as defined in the 1940 Act) receives from the Investment Company an annual retainer of $9,000, plus $1,500 per series for each Board meeting attended. The Europe Fund also pays each member of the strategic planning and communications subcommittee $1,500 for each meeting attended.

        Each Director of the Global Company and Capital Company who is not an interested person of the Global Company and the Capital Company may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his/her deferred fees deemed invested either in 90-day U.S. Treasury bills, or shares of the common stock of the Capital Company, the Global Company, or a combination of these options. The amount of deferred fees payable to such Director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability.

8. LINE OF CREDIT

        The Europe Fund has an uncommitted Line of Credit arrangement ("LOC") with State Street Bank and Trust Company, primarily to temporarily finance the repurchase of capital shares. The Fund's borrowings cannot exceed 33 1/3% of the Fund's net assets and cannot exceed the $60 million limit on the LOC. Interest is charged to the Fund based on its borrowings at the prevailing market rates as defined in the LOC. The average daily loan balance was $15,723 at a weighted average interest rate of 6.96%. The maximum loan outstanding during the period ended June 30, 2000 was $4,116,376. Interest expense of $8,384 was recorded during the period and has been included in miscellaneous expense on the statement of operations. At June 30, 2000, there were no such borrowings outstanding.

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

(Dresdner RCM Europe Fund Only)
Shaw Pittman
2300 N Street, N.W.
Washington, DC 20037

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Shareholders may obtain monthly portfolio holdings by calling 1-800-726-7240. Additional information is available on our website at www.DRCMFunds.com.

            This report is not authorized for distribution to prospective investors unless preceded or accompanied by a Dresdner RCM Global Funds prospectus, which contains complete information about the Funds, including expenses. Investors should read the prospectus carefully before they invest or send money, as it explains certain risks associated with investing in these Funds, including investments in international and emerging markets. These risks include social, economic and political instability, market illiquidity, and currency volatility. There are also special risks associated with investing in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies. There are additional risks associated with investing in Funds that lack industry diversification. Portfolio holdings are subject to change and should not be considered as a recommendation to purchase.

            Grassroots-SM- Research is a division of Dresdner RCM Global Investors LLC ("Dresdner RCM"). The information and opinions expressed represent the judgement of Dresdner RCM. Dresdner RCM and its affiliates, officers, employees or clients may effect or have effected transactions for their own account(s) in the securities mentioned here or in any related investments. Accordingly, information may be available to Dresdner RCM that is not reflected at this time. The information and opinions have been compiled or arrived at from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Dresdner RCM accepts no liability whatsoever for any direct or consequential loss or damage arising from your use of this information. Research data used by Grassroots-SM- to generate Grassroots-SM- Research recommendations, is received from reporters who work as independent contractors for broker-dealers who supply research to Dresdner RCM in connection with broker services.

     DISTRIBUTOR: DRESDNER RCM DISTRIBUTORS, A DIVISION OF FUNDS
     DISTRIBUTOR INC.